SECURITIES AND EXCHANGE COMMISSION

                    Washington D.C. 20549

                    FORM 8-K
                    CURRENT REPORT

                    Pursuant to Section 13 or 15(d)
                    of the Securities and Exchange Act of 1934

                    Date of Report (Date of earliest event reported) :
                    November 13, 1995

                    SHARED TECHNOLOGIES INC.

                    DELAWARE                0-17366          87-0424558
                    (State or other         (Commission      (I.R.S.
                    Employer
                    jurisdiction of         File Number)     Identification
                    No.
                    incorporation)

                    100 Great Meadow Road, Suite 104
                    Wethersfield, CT                           06109
                    (Address of principal                     (Zip Code)
                    executive offices)

                    Registrant's telephone number, including area code (203-258-2400)

                    Total number of sequentially numbered paged in this filing, including exhibits hereto: 130





                    Item 2. Acquisition or Disposition of Assets

                    On November 13, 1995, Shared Technologies Inc's (the ``Company'') cellular subsidiary, Shared Technologies Cellular, Inc (``STC''), completed its acquisition of certain assets of PTC Cellular, Inc (``PTCC''). Although the transaction was consummated November 13, 1995, the effective date of the asset purchase was retroactive to November 1, 1995. The purchase price was $3,800,000, comprised of $300,000 in cash and $1,200,000 in assumed accounts payable, a five-year promissory note in the principal amount of $2,000,000 bearing interest at the rate of eight percent (8%) per year, and the issuance of 100,000 shares of STC's common stock, $.01 par value. STC used a portion of the proceeds from its April 21, 1995 public offering for the cash portion of the purchase price. Additionally, the agreement allows for royalty payments in the amount of three percent (3%) of revenue generated from certain of the acquired assets, not to exceed an aggregate royalty of $2,500,000. Also, STC has committed to PTCC to obtain financing in the amount of $7,000,000 within six months of the acquisition date.

                    Item 7. Financial Statements and Exhibits

                    (a)Financial statements of business acquired

                    (i)The required audited financial statements for the periods ended December 31, 1994, December 31,1993 and December 31, 1992 will be filed as soon as practicable and, in any case, within 60 days of the date of the filing of this Current Report on Form 8-K.
                    (ii)Unaudited balance sheet of PTC Cellular, Inc. as of September 30, 1995, the related unaudited statements of operations, and cash flows for the periods ended, September 30, 1995 and September 30, 1994 will be filed as soon as practicable and, in any case, within 60 days of the date of the filling of this Current Report on Form 8-K.

                    (b)  Pro Forma financial information

                    The required pro forma financial information will be filed as soon as practicable and, in any case, within 60 days of the date of the filing of the Current Report on Form 8-K.


                    (c) Exhibits

                    Exhibit No.    Description     Page No.
                    10.1           Asset Purchase Agreement
                                   dated November 13, 1995





                                   and bill of sale.                 4






                    SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    Shared Technologies Inc.




                    By:  /s/ Vincent DiVincenzo
                    _ _ _ _ _ _ _ _ _ _ _ _ _
                    Vincent DiVincenzo
                    Chief Financial Officer




                    Date: November 22, 1995





                    ASSET PURCHASE AGREEMENT

                    THIS AGREEMENT (the "Agreement") is made and entered into the as of the 1st day of November, 1995, by and among:

                    1. Peoples Telephone Company, Inc., a New York corporation, with its principal executive offices located at 2300 NW 89th Place, Miami, FL 31172 ("PTC") and PTC Cellular, Inc., a Delaware corporation and a wholly-owned subsidiary of PTC, with its principal executive offices located at 2300 NW 89th Place, Miami, FL 31172 ("Seller"); and

                    2. Shared Technologies Cellular, Inc., a Delaware corporation, with its principal executive offices located at 100 Great Meadow Road, Wethersfield, CT 06109 ("Buyer").

                    WHEREAS, Seller, is engaged in the business of providing cellular phone rentals to travelers and other customers primarily at locations operated by car rental companies (the "Business");

                    WHEREAS, Seller desires to sell, and Buyer desires to acquire certain assets used in the Business in consideration of the payment of the purchase price on the terms and subject to the conditions contained in this Agreement.

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, Seller and Buyer hereby agree as follows:

                    ARTICLE 1.DEFINITIONS

                    As used in this Agreement, the following terms have the following meanings:

                    Affiliate:   As to any person or entity who or which
                    controls, is controlled by, or is under common control with, any party hereto. For purposes of this Agreement, Seller and PTC are deemed to be Affiliates of each other. For purposes of this Agreement, licensees and franchisees of Buyer or of an affiliate of Buyer are deemed not to be affiliates of Buyer, except that in the event that the amount of Smart Phone Revenue, as defined in Section 5.4, generated by such licensees and franchisees of Buyer exceeds the amount of Smart Phone Revenue generated by Buyer, then such





                    licensees and franchisees shall be deemed to be Affiliates for purposes of this definition.

                    Closing: As defined in Section 6.1.

                    Closing Date: As defined in Section 6.1.

                    Code: The Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                    Employee Benefit Plans: Any plan maintained by Seller for the benefit of its employees that is an "employee pension benefit plan" or an "employee welfare benefits plan" as those terms are defined in the Employee Retirement Income Security Act of 1974, as amended.

                    Enforceable: A document or other obligation is Enforceable if it can be enforced in accordance with its terms (subject to (a) applicable bankruptcy, reorganization, insolvency, fraudulent conveyance and moratorium laws and other laws applicable generally to creditors' rights from time to time in effect and (b) judicial limitations on the remedy of specific performance, injunctive relief and other equitable remedies).

                    Exchange Act Filing: As defined in Section 7.2.4.

                    Lien: Any lien, encumbrance, mortgage, hypothecation, equity, charge, restriction, possibility of reversion or any other similar conflicting ownership or security interest.

                    No Default: There is No Default under a document or other obligation if no occurrence or circumstance exists which constitutes a material breach or default (or which, by the lapse of time or giving of notice, would constitute a material breach or default) with respect thereto or thereunder. The phrase "Any Default," when used in negative sentences, has the same meaning as "No Default."

                    Permitted Liens:

                    (a) Liens for taxes, assessments and other governmental charges, if such taxes, assessments and charges are attributable to periods prior to the Closing Date, are accrued in the ordinary course of the Business and that are not due and payable on or before the Closing Date;

                    (b) artisans', mechanics', carriers', workers', repairmen's, warehousemen's, materialmen's, judgment or





                    other like liens (inchoate or otherwise) for obligations arising or incurred in the ordinary course of business which are attributable to periods prior to the Closing Date, and are not due and payable on or before the Closing Date; or

                    (c) encumbrances not having separately or in the aggregate any material adverse effect on the value or intended use of the Acquired Assets or the operation of the Business on or after the Closing Date;

                    (d) encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property for the purposes intended; or

                    (e) Liens described on Schedule 1 attached hereto.

                    ARTICLE 2. PURCHASE AND SALE OF ASSETS

                    2.1 Acquired Assets. Except as expressly otherwise stated herein and except as provided in Section 5.3, subject to the terms and conditions of this Agreement, on and as of the Closing Date (as defined in Section
                    6.1 hereof), Seller shall sell, transfer, assign and delegate to Buyer, and Buyer shall purchase and assume from Seller, all right, title and interest of Seller in and to certain of the assets and goodwill of the Seller used in the Business, as expressly described in Sections 2.1.1 through 2.1.11 (collectively, the "Acquired Assets"), but (i) subject to the Permitted Liens, and (ii) excluding the Excluded Assets described in Section 2.2. To the extent that Buyer does not assume a particular asset or liability, then Buyer shall not obtain any rights with respect to such asset or liability.

                    2.1.1  All cellular telephone equipment set forth on
                    Schedule 2.1.1;

                    2.1.2 All computer equipment and software set forth on
                    Schedule 2.1.2;

                    2.1.3 All trademark and patent rights set forth on
                    Schedule 2.1.3.

                    2.1.4 All tools, supplies, furniture, fixtures, leasehold improvements, inventory and all other tangible personal property set forth on Schedule 2.1.4.

                    2.1.5 All rights of Seller under the leases, leaseholds or rental agreements for all premises in or from which Seller conducts the Business set forth on
                    Schedule 2.1.5 hereto (the "Real Property Leases");






                    2.1.6 All rights of Seller under all leases of personal property used in the Business set forth on
                    Schedule 2.1.6;

                    2.1.7 All licenses, permits, tariffs and other authorizations (collectively, "Permits") of every name, nature, and description necessary in and relating exclusively to the operation of the Business set forth on Schedule 2.1.7;

                    2.1.8 All rights of Seller in and under those certain agreements with cellular communications carriers set forth on Schedule 2.1.8;

                    2.1.9 All rights of Seller in and under those certain agreements with car rental agencies as set forth on
                    Schedule 2.1.9;

                    2.1.10 All rights of Seller in and under such other contracts set forth on Schedule 2.1.10;

                    2.1.11 Any claim or right against a third party to the extent it relates solely to any Acquired Asset or Assumed Liability accrued prior to the Closing Date; and

                    2.1.12 All accounts receivable arising in connection with the Business accruing on and after the Closing Date.

                    2.2 Excluded Assets. Except as expressly otherwise stated herein and except as provided in Section 5.3, Buyer shall not acquire and Seller shall not sell, transfer or assign to Buyer any of the other assets or properties of Seller, including, without limitation, any of the following rights, properties and assets (the "Excluded Assets"):

                    2.2.1 All assets owned by any third party (except for Seller's leasehold interest in those assets), including without limitation any interest of any landlord in any leasehold improvements.

                    2.2.2 All accounts receivable arising in connection with the Business accruing prior to the Closing Date.

                    ARTICLE 3.ASSUMPTION OF LIABILITIES BY BUYER

                    3.1 Assumed Liabilities. Except as expressly otherwise stated herein and except as provided in Section 5.3, subject to the terms and conditions of this Agreement, Buyer hereby fully assumes and agrees to pay, perform and discharge when due all debts, obligations,





                    contracts and liabilities of Seller of any kind, character, or nature, absolute or contingent, relating to the Acquired Assets which arise or are to be performed on or after the Closing Date (collectively, the "Assumed Liabilities"), but not the Excluded Liabilities described in Section 3.2.

                    3.2 Excluded Liabilities. Except as expressly otherwise stated herein, and except as provided in
                    Section 5.3, Buyer shall not assume or be obligated for, and Seller shall retain, pay, perform and discharge, all of the following debts, contracts, liabilities and obligations (the "Excluded Liabilities"):

                    3.2.1 Liabilities of any kind or nature, absolute or contingent which arise or are to be performed before the Closing Date and which relate to the Business, including, without limitation, those relating to the Acquired Assets or the Assumed Liabilities.

                    3.2.2 Any and all liabilities and obligations of the Seller related exclusively to the conduct of any business other than the Business;

                    3.2.3 All liabilities and obligations of Seller for taxes (federal, state or local) of any kind, which arose before the Closing Date, including, without limitation, property taxes (other than property taxes relating to the Acquired Assets arising on or after the Closing Date), franchise taxes, payroll taxes and taxes based on the income or capital of Seller, including any interest, fines or penalties thereon;

                    3.2.4 Any tax or other liabilities of Seller arising or resulting from the consummation of the transactions contemplated by the Agreement, including, without limitation, liability for any sales taxes;

                    3.2.5 Employee benefits (including vacation and sick pay) accruing prior to the Closing Date for the benefit of any employee of Seller;

                     3.2.6 Any liabilities and expenses of Seller arising
                    out of or relating to this Agreement or the performance of the transactions contemplated by this Agreement, including without limitation, legal or accounting fees, investment banking fees, any broker's commissions or finder's fees, and any costs, expenses or liabilities incurred by Seller to obtain the consent or approval of any third party that is required in order for Seller to enter into this Agreement and consummate the transactions contemplated hereby, including without





                    limitation consents or approvals to the assignment of leases or other contracts from Seller to Buyer;

                    3.2.7 Seller's obligations under any contract or agreement of employment with any officer, director or employee, to the extent that such contract or agreement is not an Acquired Asset;

                    3.2.8 Seller's obligations with respect to any "related party" (i.e., between or among Seller, PTC and their Affiliates or any of them) accounts, debts or notes payable and any "related party" cause of action or other claim against Seller;

                    3.2.9 Liability for any severance pay or other severance benefit paid or payable by Seller to any employee of Seller who is terminated from employment for any reason before the Closing Date;

                    3.2.10 Any Employee Benefit Plans of Seller or any liabilities of any kind or nature under or related to such plans;

                    3.2.11 Any liability, cost or obligation of Seller on account of or related to any activity of Seller following the Closing Date other than such as may be incurred on Buyer's behalf pursuant to specific prior written authorization of Buyer, which shall not be unreasonably withheld;

                    3.2.12 Any past, present or future costs, assessments, fines, penalties or related contingencies assessed or assessable under any environmental, labor, employee safety, wage and hour or other statute, rule or regulation, arising out of or relating to any transaction, fact, event, act or omission, or any obligations, arising prior to the Closing Date, of Seller or any of its Affiliates or of any officers, directors, shareholders or employees of Seller or any of its Affiliates;

                    3.2.13 Any workers' compensation, contingent liability or tort claims arising out of or relating to any transaction, fact, event, act, omission or obligation arising prior to the Closing Date, of Seller or any of its Affiliates or of any officers, directors, shareholders or employees of Seller or any of its Affiliates; and

                    3.2.14 Any claims, liabilities or contingencies relating to any past or present litigation, labor dispute, governmental investigation or administrative





                    proceeding against or affecting Seller or any of its Affiliates.

                    ARTICLE 4. CONSENTS TO ASSIGNMENT

                    4.1 No Assignment Without Consent. To the extent that the conveyance, assignment, sublease or delegation by Seller to Buyer of any of the Acquired Assets or the assumption of any Assumed Liability by Buyer shall require the consent or approval of any third party, this Agreement shall not constitute a conveyance, assignment, sublease, delegation or assumption thereof if such attempted conveyance, assignment, sublease, delegation or assumption would constitute a breach thereof.

                    4.2 Performance, Enjoyment by Buyer. The parties acknowledge that all of the consents and approvals of third parties called for hereunder have not and will not be obtained or available by the Closing Date. On and after the Closing Date and until the required consents or approvals of third parties with respect to the conveyance, assignment or sublease by Seller to Buyer of any of the Acquired Assets or to the assumption of any Assumed Liability by Buyer shall have been obtained, Buyer, as Seller's agent, shall perform or discharge all of Seller's liabilities, responsibilities, obligations and commitments which arise on and after the Closing Date, and shall enjoy all of Seller's rights, benefits and entitlements, under same. Following the Closing, and for a period of six (6) months, Seller shall continue to use its reasonable best efforts at its cost and expense to obtain the following, as reasonably required by Buyer. After such six (6) month period, Seller shall continue to provide its reasonable efforts therefor, except that Buyer shall reimburse Seller for its reasonable costs and expenses thereby incurred:

                    (i) any necessary consent or approval of:

                    (a) any landlord or overlandlord in connection with any of the Real Property Leases;

                    (b) any governmental body or agency or instrumentality thereof; and

                    (c) any other person whose consent or approval is required as a condition to the consummation by Seller of the transactions contemplated hereby.

                    ARTICLE 5. PURCHASE PRICE





                    5.1 Purchase Price. At the Closing, (or as otherwise provided herein), in consideration for acquiring the Acquired Assets from the Seller, Buyer shall pay to the Seller, or to the Seller's nominee upon reasonable notice, the following portion of the purchase price (the "Purchase "Price"):

                    (I) cash in the sum of $1,500,000, of which $300,000 (the "Cash") shall be paid in cash at Closing and $1,200,000 (the "Holdback") shall be retained by Buyer as a holdback, in accordance with Section 5.3 hereof;

                    (ii) a promissory note duly executed by Buyer to the order of Seller in the principal amount of $2,000,000 (the "Note"), in the form as attached hereto as Exhibit 5.1(ii)A with appropriate insertions, having a term of five (5) years, bearing interest at the rate of eight percent (8%) per year, payable in ten (10) semiannual installments of principal in the amount of $200,000 each plus accrued interest under the Note, which Note shall be secured by a perfected first priority security interest in that portion of the Acquired Assets identified in Sections 2.1.1 and 2.1.2 and a security interest that portion of the Acquired Assets identified in Section 2.1.3 of this Agreement subordinated to a $5,000,000 senior facility pursuant, and as more particularly described in, Security Agreement (the "Security Agreement") in the form attached hereto as
                    Exhibit 5.1(ii)B entered into by and among the parties hereto as of the date hereof, and

                    (iii) 100,000 shares of Buyers common stock, $.01 par value (the "Shares") issued by Buyer to Seller or Seller's nominee. However, in the event that Buyer fails to obtain the consent for issuance of the Shares of the underwriter of its initial public offering within four (4) business days of the Closing, then the Shares shall not be issuable to Seller and, in lieu thereof, the principal amount of the Note shall be increased by an amount representing the market value of the Shares based on the greater of (a) the average of the closing bid and asked prices for Buyer's Common Stock, as quoted on the Nasdaq market, on the date of Closing, or (b) the average of such closing bid and asked prices for Buyer's Common Stock for the period of November 13, 1995 through November 16, 1995.

                    (iv) Buyer agrees to pay to Seller semi-annual royalties in accordance with Section 5.4 hereof.

                    5.2 Payment of Purchase Price. The Purchase Price shall be paid by Buyer to Seller at Closing, except for the Holdback, by (a) payment to Seller of the Cash by bank cashier's check or wire transfer in immediately





                    available U.S. federal funds, (b) subject to Section 5.1(iii), within five (5) business days of the Closing, delivery by Buyer to Seller of duly executed certificate(s) for the Shares registered in Seller's name or in such other name(s) as Seller has heretofore designated in writing to Buyer, indicating name, address, tax identification number and number of Shares for each person or entity in whose name Shares are to be registered, and (c) delivery by Buyer to Seller of the Note duly executed and completed by Buyer. Seller shall have the right to transfer the Note to PTC.

                    5.3  Holdback.

                    (a) Set forth in Schedule 5.3 hereof is a listing of certain payment obligations of Seller existing prior to the Closing Date (the "Conditionally Assumed Payables") and a listing of certain trade accounts receivable of Seller existing prior to the Closing Date (the "Conditionally Assumed Receivables"). Buyer agrees to pay the Conditionally Assumed Payables on a reasonably timely basis for the benefit of Seller. Buyer also shall have a duty to diligently exercise all reasonable efforts to collect the Conditionally Assumed Receivables. Buyer further agrees to exercise its reasonable best efforts to compromise such portion of the Conditionally Assumed Payables as it is reasonably able to compromise, and Buyer shall permit Seller to provide its reasonable cooperation in discussions with creditors for the purpose of negotiating reductions in the Conditionally Assumed Payables prior to payment. Buyer shall have a duty to keep Seller advised of the status of Buyer's payment of the Conditionally Assumed Payables and shall endeavor to cooperate with Seller in efforts to compromise such Conditionally Assumed Payables, including providing notice to Seller for approval, such approval not to be unreasonably withheld, prior to payment of any Conditionally Assumed Payable, except when otherwise mutually agreed.

                    (b) Buyer shall satisfy the Conditionally Assumed Payables from the Holdback amount and from Conditionally Assumed Receivables that are collected by Buyer.

                    (c) In the event that the Conditionally Assumed Payables are fully satisfied, any then remaining portion of the Holdback shall be promptly paid to Seller by Buyer in cash, but in any event no later than ten (10) business days after Buyer achieves such a surplus. Thereafter, any residual portion of the Conditionally Assumed Receivables shall be paid over to Seller as soon as practicable after they are received by Buyer, not to exceed ten (10) business days.






                    (d) In the event that the Buyer exhausts the Holdback and all collected Conditionally Assumed Receivables in paying down the Conditionally Assumed Payables and the Holdback and such collected Conditionally Assumed Receivables are insufficient to satisfy all of the Conditionally Assumed Payables (a "Deficiency"), then Buyer shall have no further obligation with respect to any such Deficiency. However, in the event of a Deficiency, Seller may elect within ten (10) days of receipt of notice of such Deficiency, to have Buyer pay such Deficiency and, in consideration therefor, upon payment by Buyer, the then outstanding amount of the Note shall be reduced to the extent of such Deficiency, applying the Deficiency first to any then outstanding
                    interest and then to principal.   Notwithstanding the
                    foregoing, in no event shall Seller have the right to cause Buyer to pay for any Deficiency in excess of $200,000. As to any Deficiency for which Seller is obligated to pay, Seller shall promptly pay such amount.

                    5.4 Royalty. Buyer shall pay a royalty ("Royalties") to Seller, at Seller's address established under Article 11, in the amount of three percent (3%) of the total worldwide revenues ("Smart Phone Revenues") generated by Buyer, its Affiliates and their respective successors and assigns from the use, operation, rental and sale of the proprietary technology associated with the Smart Phones, the rights to which are being conveyed by Seller to Buyer hereunder (the "Smart Phone Technology").

                    (i) Royalties shall be paid until such time as an aggregate of $2,500,000 in Royalty payments have been made to Seller, except as follows. In the event that the agreement between Seller and Avis Rent A Car System, Inc. ("Avis") dated January 17, 1995 that is being assigned to Buyer hereunder is terminated by Avis by reason of problems which are unresolvable by Buyer after using its reasonable best efforts with the Ericcson phones and associated technology, then the aggregate Royalty amount payable shall be reduced by $500,000.

                    (ii)Royalties shall be paid semi-annually in arrears within forty-five (45) days following the end of each fiscal six (6) month period of Buyer.

                    (iii)Buyer shall not, within three (3) years of the Closing Date, sell, assign or transfer the Smart Phone Technology, except to Affiliates, licensees or franchisees of Buyer, unless (a) Buyer gives Seller advance written notice of any such sale, assignment or





                    transfer; (b) Buyer provides Seller a copy of the definitive agreement or other document purporting to accomplish the sale, assignment or transfer; and (c) each such purchaser, assignee or transferee agrees to be bound by the provisions of this Subsection 5.4 and make Royalty payments to Seller in accordance herewith. This Subparagragh 5.4(iii) shall be of no further effect after such time as Buyer has paid the aggregate amount of Royalties payable to Seller under this Agreement.

                    (iv)For so long as Royalty payments are payable under this Subsection 5.4, Buyer, its Affiliates and their respective successors and assigns shall provide to Seller semi-annual statements of Smart Phone Revenues which statements shall be certified as true and correct by Buyer's chief financial officer and delivered to Seller on or before the date of each corresponding semi-annual Royalty payment.

                    (v) Buyer shall keep true and complete books of account and other records in sufficient detail for two (2) years after the end of the year to which such books and records apply so that the Royalty payable to Seller hereunder can be properly ascertained. Seller shall have the right to access and audit such books and records, upon reasonable notice, during normal business hours and at Seller's expense, from time to time but not to exceed two (2) times per year, and Buyer shall provide its reasonable cooperation therewith. In the event that Seller disagrees with the amount of Royalties paid by Buyer, Seller shall notify Buyer of such disagreement within fifteen (15) days following completion of the examination of the books of Buyer. Buyer shall within fifteen (15) days of receipt of such notice submit to Seller a list of three independent public accounting firms. One of the independent accounting firms on such list shall be selected by Seller within fifteen (15) days of receipt of such list and, failing such selection, such selection shall be made by Buyer. In the event Buyer shall fail to submit such list within such fifteen (15) day period, Seller shall select an independent public accounting firm.
                    The matter shall then be submitted to such selected independent public accounting firm for a determination of the correctness of the report or payment in dispute, and such determination shall be conclusive and binding upon the parties. The cost, fees and expenses of such independent public accounting firm shall be borne by Seller unless the report of such accounting firm concludes that the Royalties paid by Buyer which were the subject of such audit were deficient by more than five (5%), in which event Buyer shall bear the





                    reasonable cost, fees and expenses of such accounting firm.

                    5.5 Allocation. The parties acknowledge that the transaction contemplated by this Agreement is a taxable transaction and is an asset purchase within the meaning of Section 1060 of the Code. The Purchase Price paid by Buyer shall be allocated among the Acquired Assets in accordance with a schedule, which will meet the requirements of Section 1060 of the Code, to be mutually prepared and agreed upon by Buyer and Seller within 60 days after the Closing Date. The parties will prepare and file their respective tax returns and all other required filings (including any necessary elections) based on such allocation. In the event the parties are not able to mutually agree on such an allocation schedule, each party shall be entitled to prepare and file its tax returns and all other required filings (including any necessary election) based on an allocation which is determined independently by such party in its discretion.

                    ARTICLE 6. CLOSING

                    6.1 The Closing. The closing hereunder ("Closing") shall take place concurrently with the execution of this Agreement, which shall be effected by exchange, via facsimile transmission of signature pages of all applicable documents, followed by exchange of original documents by overnight courier. The parties anticipate effecting such Closing on November 13, 1995. Notwithstanding the foregoing sentence, as used herein the term "Closing Date" shall mean 12:01 a.m. on November 1, 1995, which the parties have agreed to constitute the effective date of the transaction contemplated hereby.

                    6.2 Seller's Obligations at Closing. Except as acknowledged by the parties in first sentence of
                    Section 4.2 and except as otherwise waived by Buyer, at the Closing Seller shall deliver to Buyer the following, at the expense of Seller, duly executed and acknowledged by Seller, in form and substance reasonably satisfactory to Buyer and its counsel:

                    (a) Assignments of all leases, licenses, contracts, permits and authorizations to be acquired by Buyer pursuant to Article 2.

                    (b) All other appropriate bills of sale, assignments, and other good and sufficient instruments of transfer necessary to transfer to Buyer title to the Acquired
                    Assets in accordance with Article 2 of this Agreement.






                    (c) A receipt for the Purchase Price.

                    (d) To the extent that the execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby requires the consent of any governmental entity at or prior to Closing, evidence that all such consents shall have been procured.

                    (e) To the extent that any material personal property lease or any other material contract assigned to Buyer as part of the Acquired Assets requires the consent or approval of a third party or parties, evidence that all such consents shall have been procured without modification of any such lease or contract, except as heretofore approved in writing by Buyer, and without the requirement for any payment by Buyer as a condition to such consent. For purposes of this Section 6.2(e), a lease or other contract is material if it involves the payment of $25,000 or more in the aggregate during any consecutive three (3) month period following the Closing Date or if it involves the payment of $50,000 or more for the remaining term thereof following the Closing Date.

                    (f) With respect to the Real Property Leases, the consents and approvals of all landlords whose consent or approval is required under any such Real Property Lease in order for seller to assign to Buyer all of its rights thereunder, without modification of any such Real Property Lease, except as heretofore approved in writing by Buyer, and without the requirement for any payment by Buyer as a condition to such consent or approval.

                    (g)Termination statements and instruments of release, releasing and discharging all Liens (other than Permitted Liens) on the Acquired Assets shall be filed by Seller and copies thereof shall be provided by Seller to Buyer as soon as practicable following the Closing, but in no event later than twenty (20) business days after the Closing.

                    (h) Evidence of all appropriate corporate action taken by Seller's Board of Directors and by PTC as stockholder of Seller to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

                    6.3 Buyer's Obligations at Closing. At the Closing, Buyer has delivered to Seller the following, at the expense of





                    Buyer, duly executed and acknowledged by Buyer, in form and substance reasonably acceptable to Seller and its counsel:

                    (a) Payment and delivery of the Purchase Price and all instruments and certificates representing any part of the Purchase Price as provided in Section 5.2.

                    (b)Security Agreement. The Security Agreement, duly executed and completed in the form of Exhibit 5.1(ii)B, attached hereto and made a part hereof.

                    (c) Collateral Documents. Each document (including, without limitation, any UCC financing statement) required by the Security Agreement or under law or required by Seller to be filed, registered, recorded and/or delivered in order to create, in favor of Seller, a perfected first Lien on and security interest in that portion of the Acquired Assets identified in Sections 2.1.1 and 2.1.2 of this Agreement and a subordinated security interest in that portion of the Acquired Assets identied in Section 2.1.3 hereof, which shall be filed, registered or recorded by Seller on or after the Closing Date in each jurisdiction in which the filing, registration or recordation thereof is so required or reasonably requested. Each such document, the Security Agreement and any other document required to collaterally assign to Seller any and all of Buyer's right, title and interest in, to and under the Acquired Assets, are collectively referred to herein as the "Collateral Documents."

                    (d) Registration Rights Agreement. The Registration Rights Agreement, duly executed and completed in the form of Exhibit 6.3(d), attached hereto and made a part hereof (the "Registration Rights Agreement").

                    (e) Incumbency Certificate of Buyer. A signed certificate of the Secretary or Assistant Secretary of Buyer which shall certify the names of the officers of Buyer authorized to sign the Note, the Security Agreement, the other Collateral Documents, and the other documents or certificates to be delivered by such person pursuant to this Agreement, the Note, the Security Agreement, the other Collateral Documents and the Registration Rights Agreement, together with the true signatures of each of such officers. Seller may conclusively rely on the certificate of Buyer until Seller shall have received a further certificate of the Secretary or Assistant Secretary of Buyer canceling or amending the prior certificate and submitting the signature of the officers named in such further certificate.






                    (f) Insurance. Certificates of insurance evidencing that Buyer obtained the insurance policies required by each of the Collateral Documents.

                    (g) Instruments of assumption of the Assumed
                    Liabilities as Seller may reasonably request
                    (collectively, the "Assumption Documents").

                    (h) Evidence of all appropriate corporate action taken by Seller's Board of Directors to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

                    (i) To the extent that the execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby requires the consent or approval of any governmental entity, evidence that all such consents shall have been procured.

                    ARTICLE 7. REPRESENTATIONS AND WARRANTIES

                    7.1 Representations and Warranties By Seller and PTC. Seller and PTC, jointly and severally, represent and warrant to Buyer as follows:

                    7.1.1 Corporate Data and Authority.

                    (a) Seller and PTC are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and New York, respectively. Seller and PTC each have heretofore furnished to Buyer a complete and correct copy of each of their respective charter documents, as amended, certified as of a recent date by the Secretary of State of New York and each of their respective By-laws, as amended, certified as of a recent date by their respective corporate secretaries, which charter documents and By-laws are in full force and effect and have not been amended or modified in any respect since the date of the copies delivered to Buyer. Seller and PTC are not in violation of any of the provisions thereof in any manner which would have a material adverse effect on the Acquired Assets or on the Business or the transactions contemplated by this Agreement.

                    (b)Seller has corporate power and authority to carry on the Business as it is now conducted and to own or hold under lease the properties, real and personal, it purports to own or hold under lease which relate to the Business.

                    (c)Seller and PTC each have corporate power to execute, deliver and perform this Agreement; the execution,





                    delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Seller and PTC and each of their respective stockholders and Boards of Directors and no other stockholder or board of directors approval is necessary for the consummation of the transactions contemplated hereby.

                    (d)Except as set forth in Schedule 7.1.1(d), the execution and delivery of this Agreement by Seller and PTC and the consummation by Seller and PTC of the transactions contemplated hereby are not prohibited by and do not violate any provision of the charter documents or By-laws, as amended to date, of Seller or PTC, and do not violate any material provision of, and will not result in the breach of, or accelerate or permit the acceleration of the performance required by, any material term of any material contract, agreement, indenture, mortgage, note, bond, commitment, license or other instrument to which Seller or PTC is a party or by which any of the Acquired Assets is bound, the breach, violation or acceleration of which would result in the creation or imposition of any Lien on any of the Acquired Assets.

                    (e)This Agreement has been duly executed by Seller and PTC and constitutes a valid, legally binding, and Enforceable obligation of Seller and PTC.

                    (g)Seller, as debtor, has not: filed, or had filed against it, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing its inability to pay its debts generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for itself or any part of its property nor has any such receiver been appointed nor is there any application for the appointment of such a receiver pending; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.

                    7.1.2 Property Interests.

                    (a)Seller has good and marketable title to, or has valid leasehold interests in, the Acquired Assets, free and clear of all Liens except the Permitted Liens and except as set forth on Schedule 7.1.2(a) hereto.

                    (b)Schedules 2.1.1, 2.1.2 and 2.1.4 set for a complete list of all tangible personal property comprising the Acquired Assets (except for personal property held by Seller as lessee under a lease other than a lease required under generally accepted accounting principles





                    to be capitalized), setting forth a description of each such item of tangible personal property. The tangible personal property included in the Acquired Assets is in good working condition subject only to reasonable wear and tear and is fit for its intended purposes and no material amounts are required to be expended for the repair and maintenance of said personal property other than amounts that are consistent with the amounts Seller has historically expended for such repair and maintenance.

                    (c) Schedule 2.1.6 is a complete list of all leases of tangible personal property comprising part of the Acquired Assets, together with a description of the leased property, the termination date of each lease, the name and address of the lessor, and the amount of the regular periodic payments under the lease. True and complete copies of all personal property leases listed on Schedule 2.1.6 have heretofore been delivered to Buyer. Except as set forth in Schedule 2.1.6 no consent of any lessor under any such lease is required in order for Seller to assign such lease to Buyer.

                    (d) Schedule 2.1.5 is a complete list of all leases, as amended to date, under which Seller, as lessee, leases any premises that are used in the Business and which comprise part of the Acquired Assets, together with the location of the premises. Except as set forth in
                    Schedule 2.1.5, no consent of any landlord under any such lease is required in order for Seller to assign such lease to Buyer.

                    (e) All leases of real and personal property pursuant to which Seller leases from others real or personal property comprising part of the Acquired Assets are valid, subsisting and Enforceable in accordance with their respective terms, and there is not, under any such lease, Any Default.

                     (f) Seller is not in violation of, or in default
                    under, any law, ordinance, order, regulation, authorization, permit or certificate pertaining to the Acquired Assets or the Business that remains uncured or that has not been waived, which violation or default would have a material adverse effect upon the condition (financial or otherwise), of the Business, the Assumed Liabilities or the Acquired Assets.

                    7.1.3 Trademarks, Etc.

                    (a) Seller does not use any trademarks, trade names, service marks or copyrights in connection with the Business, and does not have pending any applications therefor.






                    (b) Except for such portion of the Acquired Assets set forth in Section 2.1.3, Seller does not own and does not use any trade secret, process, development, design, technique, customer or supplier list, blueprint, specification, promotional idea, marketing or purchasing strategy, invention, computer program, confidential data or information, or know-how that is material in connection with the operation of the Business.

                    7.1.4 No Broker. Except as set forth in Schedule 7.1.4, neither Seller nor PTC has retained a broker or finder in connection with the transactions contemplated by this Agreement so as to give rise to any valid claim against either Seller, PTC or Buyer for any fee, commission or similar payment.

                    7.1.5  Employee Matters.

                    (a)Schedule 7.1.5(a) includes a complete list of the following, copies or, in the case of oral agreements, written summaries of which will be provided to Buyer upon its request:

                    (I) each oral or written contract, commitment or understanding between Seller and any current employee of Seller employed in the Business whose current rate of annual compensation
                    (including bonuses) is $25,000 or more, other than any contract, commitment or understanding between Seller and any employee of Seller who is employed at will by Seller;

                    (ii)each material oral or written consulting agreement, deferred compensation agreement, covenant not to compete, and confidentiality agreement relating to the Business and to which Seller is a party; and

                    (iii)each profit-sharing, bonus, stock option, stock purchase, pension, retirement, savings, health, hospitalization, insurance or similar plan or arrangement, formal or informal, providing benefits to any current or former employee of Seller assigned to the Business.

                    (b)Except as provided in any agreement described on Schedule 7.1.5(a), all employees of Seller assigned to the
                    Business are employed at will by Seller.

                    (c)Except as set forth in Schedule 7.1.5(a),






                    (i)Seller is not currently involved in any labor dispute, proceeding, work stoppage or disturbance involving employees of Seller who are assigned to the Business, other than routine grievances which are not material,and

                    (ii)during the past two years, there have been no strikes, work stoppages or labor union organizational campaigns involving employees assigned to the Business, and Seller is not aware of any threat of any such strikes, work stoppages or organizational campaigns.

                    (iii) Seller is not a party to any collective bargaining agreement or any other contract or arrangement with any labor organization relating to the Business.

                    7.1.6 Absence of Material Adverse Changes.

                    Since September 30, 1995, Seller has not, except as disclosed in Schedule 7.1.6:

                    (a)operated the Business other than in the usual, regular and ordinary course in substantially the same manner as theretofore conducted;

                    (b)suffered any physical damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the Acquired Assets or the Business;

                    (c)suffered or experienced any material adverse change in, or event or condition materially adversely affecting, its condition (financial or other), properties, liabilities, business, operations, or prospects other than adverse changes, events or conditions that are not, individually or in the aggregate, material as they relate to the Acquired Assets and the Business;

                    (d) other than in the usual and ordinary course of Business, made or suffered any amendment or termination, other than upon expiration, of any material contract, agreement, lease or license to which it is a party which relates to the Acquired Assets or the Business;

                    (e) sold, assigned, transferred, granted, amended, terminated or waived any right that is material to the Acquired Assets or the Business; or





                    (f)except as heretofore described, entered into any material agreement with respect to, or otherwise obligated itself to do, any of the foregoing.

                    7.1.7 Material Contracts.

                    (a)Schedule 2.1.8, 2.1.9 and 2.1.10 set forth a complete list of all material agreements, contracts and commitments (collectively, the "Material Contracts") of the following types, whether written or oral, relating to the Business or the Acquired Assets, to which Seller is a party:

                    (i) mortgages, indentures, security agreements and other agreements and instruments relating to the borrowing of money by, or any extension of credit to Seller;

                    (ii) agreements, orders or commitments for the purchase of goods or equipment, in each case involving payments or receipts in excess of $25,000 in the aggregate;

                    (iii) partnership, joint venture or other arrangements or agreements involving a sharing of profits or expenses;

                    (iv)contracts or commitments to sell, lease or otherwise dispose of any of the Acquired Assets other than in the ordinary course of Business;

                    (v) contracts or commitments, including without limitation, non-competition, patent rights and royalty agreements;

                    (vi) contracts or commitments limiting the freedom of Seller to compete in any line of business or in any geographic area or with any person or entity; and

                    (vii) any other agreement, contract or commitment which in any case involves more than $25,000 individually or $50,000 in the aggregate or has a term that will continue for six (6) months or more following the Closing Date.

                    (b)The Material Contracts are valid, subsisting and Enforceable in accordance with their respective terms and there is not, under any Material Contract, Any Default, and Seller is not aware of Any Default thereunder by any other party thereto.

                    (c)Seller has heretofore delivered to Buyer complete copies of all written Material Contracts, together with all amendments thereto, and memoranda summarizing the material terms of all Material Contracts that are oral.






                    (d)Seller has no outstanding powers of attorney relating to the Acquired Assets or the Business.

                    7.1.8 Environmental Matters.

                    (a)To Seller's knowledge, Seller has not released or caused to be released any hazardous substance, hazardous material, oil or hazardous waste, as such terms are defined in applicable Environmental Laws, which could reasonably be expected to result or has resulted in surface or underground contamination of the real estate and related improvements which are the subject of the Real Property Leases (the "Property").

                    (b)To Seller's knowledge, Seller is in material compliance with all applicable federal, state and local environmental laws and regulations (the "Environmental Laws") applicable to the Business and the Property, and there is not now pending or to Seller's knowledge threatened or, to Seller's knowledge, any basis for any action, suit, lien, investigation or proceeding against the Property or Seller in connection with any past or present noncompliance with such Environmental Laws.

                    7.1.9 No Litigation. Except as disclosed in Schedule 7.1.9, there is no action or proceeding pending or, to Seller's knowledge, threatened or, to Seller's knowledge, any basis for, any litigation or claim by or against Seller of any kind or nature which could reasonably have a material adverse effect on the Acquired Assets, the Business or the Assumed
                    Liabilities.

                    7.1.10 Private Placement.

                    (a)Seller understands that (i) the issuance of the Shares to Seller as part of the Purchase Price is intended to be exempt from registration under the Securities Act of 1993, as amended (the "Securities Act") pursuant to Section 4(2) of the Securities Act.

                    (b) The Shares acquired by Seller pursuant to this Agreement are being acquired for its own account and without a view to the resale or distribution except as provided in Section 7.1.10(e).

                    (c)Seller is an "Accredited Investor" as such term is defined in Regulation D promulgated under the Securities Act.

                    (d)Seller has been furnished with and carefully read
                    Buyer's Exchange Act Filings filed since Buyer's initial public offering on April 21, 1995 and has been





                    given the opportunity to ask questions of, and receive answers from, Buyer's management concerning the Shares, Buyer's business and other related matters. Seller further represents and warrants to Buyer that Buyer has made available to Seller or its agents all documents and information relating to an investment in the Shares requested by or on behalf of Seller.

                    (e)Seller agrees that the Shares may be resold or otherwise transferred only, (i) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) to an Accredited Investor who, prior to such transfer, furnishes to Seller a signed letter to the effect of this paragraph, (iii) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (iv) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, (v) other valid exemptions under the Securities Act, or (vi) pursuant to a registration statement declared effective under the Securities Act. Seller agrees that, in the case of any resale or other transfer pursuant to clauses (i) through (iv) of the preceding sentence, it will furnish to Buyer or its transfer agent such certifications, legal opinions or other information as it may reasonably require to confirm that such resale or other transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

                    (f)Each certificate for the Shares issued to Seller or to a subsequent transferee shall (except for any transferee pursuant to clauses (iv) and (vi) of the first sentence of Section 7.1.10(e)) bear a legend in substantially the following form:

                    THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION AND MAY NOT BE OFFERED OR SOLD WITHOUT COMPLIANCE WITH APPLICABLE FEDERAL, STATE OR FOREIGN SECURITIES LAWS.

                    provided, however, that Buyer shall remove such legend at such time that Seller becomes eligible to transfer the Shares under Rule 144(k) under the Securities Act.

                    7.1.11 Disclosure. No representation or warranty by Seller contained in this Agreement or in any Schedule or in any statement or certificate furnished by Seller to Buyer or their representatives in connection herewith or pursuant hereto contains any untrue statement of a material fact, or omits to state any





                    material fact required to make the statements herein or therein contained not misleading.

                    7.1.12 Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN THE SCHEDULES HERETO, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, AS TO THE ACQUIRED ASSETS.

                    7.1.13 Licenses and Permits. Schedule 2.1.7 lists all Permits issued to Seller used exclusively in the Business and relating to the Acquired Assets.

                    7.2 Representations and Warranties as to Buyer. Buyer represents and warrants to Seller as follows:

                    7.2.1 Corporate Data and Authority.

                    (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has heretofore furnished to Buyer a complete and correct copy of (a) its Certificate of Incorporation, as amended, certified as of a recent date by the Secretary of State of Delaware and (b) its By-laws, as amended, certified as of a recent date by its corporate secretary, which Certificate of Incorporation and By-laws are in full force and effect and have not been amended or modified in any respect since the date of the copies delivered to Buyer. Buyer is not in violation of any of the provisions thereof in any manner which would have a material adverse effect on the transactions contemplated by this Agreement.

                    (b)Buyer has corporate power and authority to own, hold, lease, pay and perform the rights, properties, assets, obligations and liabilities it will acquire, hold, lease or assume pursuant to this Agreement and to carry on the operation of the Business after the Closing as contemplated by this Agreement. Buyer has corporate power and authority to pay and perform its obligations and liabilities pursuant to the Note and the Collateral Documents, the Registration Rights Agreement and the Assumption Agreements.

                    (c)Buyer has corporate power to execute, deliver and perform this Agreement, the Note and the Collateral Documents, the Registration Rights Agreement and the Assumption Agreements. The execution, delivery and performance of this Agreement, the Note, the Collateral Documents, the Registration Rights Agreement and the Assumption Documents have been duly authorized by all necessary corporate action on the part of Buyer, and no stockholder approval or other approval of the Board of





                    Directors of Buyer (or any committee thereof) is necessary for the consummation of the transactions contemplated hereby.

                    (d)The execution and delivery of this Agreement, the Note, the Collateral Documents, the Registration Rights Agreement and the Assumption Documents by Buyer and the consummation by Buyer of the transactions contemplated hereby are not prohibited by, and do not violate any provision of the Certificate of Incorporation or By-laws, as amended to date, of Buyer and do not violate any provision of, and will not result in the breach of, or accelerate or permit the acceleration of the performance required by, any term of any material contract, agreement, indenture, mortgage, note, bond, commitment, license, or other instrument to which Buyer is a party or by which it or any of Buyer's properties are bound and will not result in the creation of any Lien on any of the Acquired Assets or any other assets of Buyer, nor restrict the payment of the Purchase Price to Seller.

                    (e)This Agreement has been duly executed by Buyer and constitutes the valid, legally binding and Enforceable obligation of Buyer.

                    (f)The Shares are duly authorized, validly issued, fully paid and non-assessable. Upon delivery of the Shares to Seller pursuant to this Agreement, Seller will acquire good, valid and marketable title to the Shares free and clear of all Liens, claims, options, puts, calls, straddles, pre-emptive rights, proxies or voting or other agreements whatsoever, and restrictions on transfer imposed by applicable securities law, except as expressly provided in this Agreement.

                    (g)Buyer, as debtor, has not: filed, or had filed against it, a petition in bankruptcy or a petition to take advantage of any other insolvency act; admitted in writing its inability to pay its debts generally; made an assignment for the benefit of creditors; consented to the appointment of a receiver for itself or any substantial part of its property nor has any such receiver been appointed nor is there any application for the appointment of such a receiver pending; or generally committed any act of insolvency (including the failure to pay obligations as they become due) or bankruptcy.

                    7.2.2 No Litigation.  Except as disclosed in Schedule
                    7.2.2, there is not in effect any preliminary or permanent injunction prohibiting Buyer from acquiring the Acquired Assets and assuming the Assumed
                    Liabilities.  There is no action or proceeding pending





                    or, to the Buyer's knowledge, threatened or, to Buyer's knowledge, threatened, or to Buyer's knowledge, any basis for any litigation or claims, before or by any governmental or regulatory body or agency or instrumentality or any court or tribunal, domestic or foreign, (i) by or against Buyer of any kind or nature,
                    (ii) challenging the acquisition by Buyer of the Acquired Assets or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or seeking material damages in connection therewith; or (iii) seeking to restrain or prohibit Buyer's direct or indirect ownership or operation of the Business. Except as disclosed in Schedule 7.2.2, there is no litigation pending or, to Buyer's knowledge, threatened or, to Buyer's knowledge, any basis for, any litigation or claim by or against Buyer which, individually or in the aggregate, would have a material adverse effect against the Buyer.

                     7.2.3 No Broker. Except as set forth on Schedule
                    7.2.3, Buyer has not retained any broker, investment banker, or finder in connection with the transactions contemplated by this Agreement so as to give rise to any valid claim against either Seller or Buyer for a finder's fee, brokerage commission, investment banking fee or similar payment.

                    7.2.4 Disclosure. Buyer has delivered to Seller a true and complete copy of (i) Buyer's Registration Statement on Form SB-2, Registration No. 33-87242, as filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities
                    Act") and declared effective on April 20, 1995, as amended to date (the "Registration Statement") and (ii) all reports, statements or schedules required to be filed (during Buyer's current and immediately past fiscal years) by Buyer pursuant to the Securities
                    Exchange Act of 1934, as amended (the "Exchange
                    Act")(each an "Exchange Act Filing"). All Exchange Act filings have been so filed as of their respective filing dates. The Registration Statement and the Exchange Act Filings comply in all material respects with the requirements of the Securities Act or Exchange
                    Act and the rules and regulations (including accounting rules) of the SEC, and at the date of its filing, neither the Registration Statement nor any Exchange Act Filing contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, each of the consolidated balance sheets included in or incorporated by reference into the Exchange Act Filings





                    or the Registration Statement fairly presented the consolidated financial position of Buyer and its subsidiaries as of its date and each of the consolidated statements of income, stockholder's equity and cash flows included in or incorporated by reference into the Exchange Act Filings or the Registration Statement fairly presented the results of operations, stockholders' equity and cash flows of Buyer and its subsidiaries for the period set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material), in each case in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved. Since the date of Buyer's Registration Statement, there has not occurred any material adverse development with respect to the earnings, business, assets, financial condition or operations of Buyer and its subsidiaries taken as a whole. No representation or warranty by Buyer contained in this Agreement, the Note, the Collateral Documents, the Registration Rights Agreement or in any Schedule or in any statement or certificate furnished or to be furnished by Buyer to Seller or its representatives in connection herewith or therewith or pursuant hereto or thereto contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to make the statements herein or therein contained not misleading.

                    7.2.5  Capital Structure of Buyer.

                    (a) The authorized capital stock of Buyer consists of 10,000,000 shares of common stock, $.01 par value ("Common Stock") and 5,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"). At the close of business on November 10, 1995, (i) 2,989,189 shares of Common Stock were issued and outstanding; (ii) no shares of Preferred Stock were outstanding; (iii) 274,797 shares of Common Stock were reserved for issuance upon exercise of options (the "Options") under stock option plans, of which Options to purchase 223,333 shares of Common Stock were outstanding; and
                    (iv) 95,000 shares of Common Stock were reserved for issuance upon exercise of underwriter's warrants (the "Warrants"), of which Warrants to purchase 95,000 shares of Common Stock were outstanding. All of the outstanding shares of Common Stock are, and any shares of Common Stock issuable upon exercise of any Option, when issued pursuant to such exercise, will be duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, Buyer's Certificate of Incorporation or By-laws.





                    (b) Except for the Options and Warrants, there are no options, warrants, calls, rights, commitments or agreements of any character to which Buyer is a party or by which it is bound which would obligate Buyer to issue additional shares of capital stock of Buyer or granting any holder any registration rights relating to Buyer's securities.

                    (c) Buyer owns no capital stock of Seller.

                    7.2.6 No Adverse Restrictions or Defaults. Buyer is not a party to any agreement or instrument or subject to any court order or judgment, government decree, charter or other corporate restriction adversely affecting its business, properties or assets, operations or condition (financial or otherwise), nor is Buyer in default in the performance, observance or fulfillment of any obligations or agreements, which restriction or default would have a material adverse affect on this Agreement or on Buyer. Buyer is not in violation of, or in default under, any law, ordinance, order, regulation, authorization, permit or certificate pertaining to Buyer that remains uncured or that has not been waived, which violation or default would have a material adverse effect upon the condition (financial or otherwise) of Buyer.

                    7.2.7 Property Interests. Buyer has good and marketable title to, or has valid leasehold interests in, all property and assets reflected on the latest balance sheets referred to in Section 7.2.4 (except property and assets sold or otherwise disposed of by Buyer subsequent to such date in the ordinary course), free and clear of all Liens.

                    ARTICLE 8.PARTICULAR COVENANTS OF SELLER AND BUYER

                    8.1 Covenants of Seller and PTC.

                    (a) Seller hereby covenants and agrees that after the Closing, Seller will furnish to Buyer such other instruments (executed as required) and information as Buyer may reasonably request in order effectively to convey to and vest in Buyer title to the Acquired Assets consistent with the provisions of Section 2.1 of this Agreement.


                    (b) Seller hereby covenants and agrees to permit Buyer to use, at no rental cost to Buyer, the current headquarters offices and warehouse space currently utilized by the Seller for the Business that are leased by Seller, located in Miami, Florida, from Closing for a transitionary period to extend no later than January





                    31, 1996. However, in the event that Buyer fails to vacate such leased space by February 1, 1996, then Buyer shall pay Seller monthly rental therefor at the rate of $5,000 per month for February and March. In any event, Buyer shall vacate such space by March 31, 1996 unless otherwise may be agreed to by the parties. Buyer agrees to pay for the cost of its phones used in such leased space and Seller agrees to pay for all other utilities used in the ordinary course of the Business. Seller further agrees to permit Buyer to use in the ordinary course of the Business, at no cost to Buyer, Seller's Platinum accounting system during such transition period, limited to the extent that such system applies to the Business.

                    8.2 Covenants of Buyer.

                    (a)Buyer hereby covenants and agrees that after the Closing, Buyer will furnish to Seller such other instruments (executed as required) and information as Seller may reasonably request in order to evidence and confirm Buyer's assumption of the Assumed Liabilities.

                    (b)Buyer hereby covenants and agrees to exercise its best good faith efforts to obtain, within four (4) months after Closing, financing in the amount of $4,000,000 and, within six (6) months after Closing, financing in the amount of $3,000,000, for the purchase of additional cellular phones (from third parties) and for general working capital purposes. In the event that Buyer fails to obtain such financing in accordance with the above time frames or, in the alternative, within six (6) months of the Closing Buyer fails to have manufactured or commenced the manufacturing of an addition 6,500 Smart Phones (inclusive of those being purchased hereunder), then Seller shall have the right to take back from Buyer the patent rights being sold to Buyer by Seller hereunder.

                    (c) Buyer agrees to comply with all transfer obligations relating to software components of the Acquired Assets, except that Seller shall pay any transfer fees or expenses that may be required by a software transferor.

                    (d) Buyer shall be responsible for any termination fees incurred in connection with the termination of any carrier contracts assumed by Buyer pursuant hereto which are terminated subsequent to the Closing.

                    (e) Buyer agrees to provide, at the request of Seller, quarterly and annual financial reports of Buyer. Provided that Buyer is subject to the financial





                    reporting requirements of the Exchange Act, then copies of such Exchange Act financial reports shall suffice.

                    (f) Buyer agrees to notify its insurance broker or to make the necessary arrangements with its broker for coverage, as of the Closing, of all of Seller's vehicles, which are being transfered to Buyer hereunder, (approximately 17 vehicles).

                    8.3 Registration of Shares by Buyer. The Shares shall be subject to the terms of the Registration Rights Agreement, as referenced in Section 6.3(d) of this Agreement.

                    8.4 Covenants of Buyer, Seller and PTC. Buyer, Seller and PTC hereby covenant and agree that:

                    (a) For a period of three (3) years following the Closing, or for such longer periods as may be required to satisfy record retention requirements of applicable law, PTC and Buyer will retain all business records relating to the Business, including all records required to be retained pursuant to obligations imposed by applicable law.

                    (b)Buyer and Seller or PTC shall each provide duly authorized representatives of the other party access to all records relating to the Business for bona fide business reasons at any time during regular business hours, with reasonable prior notice, for a period of three (3) years after the Closing Date or until such later time as all Federal, state and local tax audits of Seller's taxable years during which it owned the Business have been completed, including any litigation related thereto, and such other party may make abstracts from, or make copies of, any such records at its own expense. In connection with any review of records relating to the Business as set forth in this Subsection, Buyer and Seller shall each provide to such duly authorized representatives of the other party (i) access to employees of Buyer, Seller and PTC, as the case may be, who are familiar with such records and who can assist such representatives of the other party, at the other party's expense, in locating, explaining or otherwise reviewing such records; and (ii) permission to use Buyer's, Seller's or PTC's copying facilities, clerical services and telephones, as reasonably required, at the other party's expense. No party shall destroy any books, accounts, journals, information, records or computer tapes or diskettes relating to the Business within the period referred to above without written permission of the other, which permission shall not be unreasonably withheld or delayed.





                    (c)(i) If, in connection with the conduct by Seller of any litigation or similar proceeding with any third party relating to Seller's conduct of the Business prior to the Closing ("Legal Proceedings"), Seller shall request access to any business records included in the Acquired Assets, Buyer shall afford Seller such access upon reasonable notice. Seller shall be permitted to use or, if original documents are required to respond to legal process, remove such business records temporarily from Buyer's premises for the purpose of responding to legal process or making copies thereof.

                    (ii) If, in connection with Legal Proceedings, Seller or PTC shall require the assistance of former employees (including officers) of Seller employed by Buyer, Seller, PTC and Buyer shall cooperate to establish a schedule reasonably acceptable to both parties whereby Buyer shall provide to Seller and PTC access to such employees as is reasonably required by Seller and PTC; provided, however, Buyer shall have no obligation to provide such assistance if to do so would, in Buyer's reasonable judgment, unreasonably interfere with the conduct of Buyer's business. Seller and PTC, as the case may be, shall pay out-of-pocket costs incurred in connection with such use of Buyer's employees and shall reimburse Buyer for the number of whole business days spent by each such employee in providing such services at the rate equal to the average daily gross pay per day (including applicable payroll and employee taxes and the value of employee benefits) of such employee during the calendar month in which such services are performed.

                    (iii) If, in connection with Legal Proceedings, Buyer shall require the assistance of Seller's or PTC's employees (including officers), Seller, PTC and Buyer shall cooperate to establish a schedule reasonably acceptable to both parties whereby Seller and PTC shall provide such employees to Buyer as is reasonably required by Buyer;provided, however, Seller shall have no obligation to provide such assistance if to do so would, in Seller's reasonable judgment, unreasonably interfere with the conduct of Seller's business. Buyer shall pay out-of-pocket costs incurred in connection with such use of Seller's or PTC's employees, as the case may be, and shall reimburse Seller or PTC for the number of whole business days spent by each such employee in providing such services at the rate equal to the average daily gross pay per day (including applicable payroll and employee taxes and the value of employee benefits) of such employee during the calendar month in which such services are performed.





                    ARTICLE 9. EMPLOYEES AND EMPLOYEE MATTERS

                    9.1 Employment of Personnel. Buyer has offered employment to certain of Seller's employees who are assigned to the Business commencing on or about the day following the Closing. Seller shall cooperate with Buyer in Buyer's efforts to hire people who are employed by Seller and who are assigned to the Business on the Closing. Seller has terminated, as of the Closing, the employment of all such employees of Seller who have been offered employment by Buyer. It is Buyer's intent, and Seller understands, that any employee of Seller who is employed by Buyer as contemplated by this subsection shall be an employee at will of Buyer, and nothing in this Agreement shall constitute an employment agreement between Buyer and any such employee. Buyer shall have no liability for any loss, cost or damage solely arising from or related to Buyer's decision to hire or not to hire any person who is an employee of Seller as of the day following the Closing. Buyer agrees to reimburse Seller for all salary expenses actually incurred by Seller for all of Seller's employees assigned exclusively to the Business for the period of November 1, 1995 through the November 15, 1995, such reimbursement to occur promptly, but in no event later than December 15, 1995. Seller shall offer COBRA insurance to all of its employees terminated as of the Closing. Buyer shall obtain health insurance coverage for those employees of Seller who are hired by Buyer as of the day following the Closing, which insurance shall be effective as of January 1, 1996.

                    9.2 Seller's Continuing Employees. Except as provided in this section 9.2, Buyer shall have no obligation or liability with respect to any of Seller's employees who do not become employees of Buyer as provided in Section 9.1, including without limitation all obligations arising under COBRA.


                    ARTICLE 10. INDEMNIFICATION

                    10.1 Indemnification of Seller. Buyer shall defend, indemnify and hold harmless Seller and PTC, and each of their employees, officers and directors from and against any and all claims, demands, causes of action, suits, judgments, debts, liabilities and expenses (including but not limited to court costs and related expenses, reasonable fees and disbursements of counsel, and any incidental or consequential damages) (a "Claim") suffered or incurred by reason of or in connection with:





                    (a)any misrepresentation of a material fact or omission to state a material fact, any breach of warranty or any breach or nonfulfillment of any agreement or covenant by Buyer contained herein or in any certificate, document or instrument delivered to Seller pursuant hereto or in connection herewith;

                    (b)any of the Assumed Liabilities;

                    (c)any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, including, without limitation, reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

                    10.2 Indemnification of Buyer. Seller and PTC, jointly and severally, shall defend, indemnify and hold harmless Buyer, its employees, officers and directors from and against any and all Claims suffered or incurred by reason of or in connection with any of the following:

                    (a)any misrepresentation of a material fact or omission to state a material fact, breach of warranty or nonfulfillment of any covenant by Seller contained herein or in any certificate, document or instrument delivered to Buyer pursuant hereto or in connection herewith;

                    (b)any of the Excluded Liabilities;

                    (c)any and all loss, liability or damage arising out of or resulting from the failure of Seller to comply with any bulk sales or similar law applicable to the transactions contemplated by this Agreement; and

                    (d)any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses, incident to Subsections (a), (b) and (c) above or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.

                    10.3 Indemnification Procedures.

                    (a) The party seeking indemnification hereunder (the "Indemnitee") shall give to the party from which indemnification is sought hereunder (the "Indemnitor") written notice of any Claim which is subject to the indemnity obligations set forth in Section 10.1 or 10.2, as applicable, with sufficient promptness as not to prejudice the other party's interests in respect of





                    such Claim and any obligation of indemnity arising therefrom. Such notice shall set forth all facts and other information which the Indemnitee has with respect to the Claim. As part of such notice, the Indemnitee shall furnish the Indemnitor with copies of any pleadings, correspondence or other documents relating thereto that are in the Indemnitee's possession. The Indemnitee's failure to notify the Indemnitor of any such Claim shall not release the Indemnitor, in whole or in part, from its obligations under Sections 10.1 or 10.2, as applicable, except to the extent that the Indemnitee's ability to defend against such claim is actually materially prejudiced thereby. The Indemnitor shall, within 15 business days of receipt of such notice, (i) deny in writing the Claim, (ii) pay the amount of the Claim if a monetary amount is involved, or (iii) if a Claim of a third party is involved, by notice to the Indemnitee, assume the defense of such Claim.

                    (b) Upon giving such notice to the Indemnitee, the Indemnitor shall have the exclusive right to conduct and control, through counsel of its own choosing, who is reasonably satisfactory to the Indemnitee, the defense of any such Claim or any action arising therefrom, provided, that (i) the Indemnitee is reasonably satisfied that the Indemnitor will have financial resources, or valid insurance, available to satisfy the liabilities arising under such Claim; and
                    (ii) in conducting the defense of any such Claim or action, the Indemnitor shall, and shall cause its counsel to, consult with the Indemnitee and its counsel, if any, and shall keep the Indemnitee and its counsel, if any, fully advised of the progress thereof.

                    (c) If the Indemnitor elects to assume and control the defense of the Claim, the Indemnitee shall have the right to employ counsel separate from counsel employed by such Indemnitor in any such action and to participate in the defense thereof. The fees and expenses of such counsel employed by the Indemnitee shall be at the expense of the Indemnitee unless (i) the employment thereof has been specifically authorized by such Indemnitor in writing, (ii) the Indemnitor has failed to promptly assume the defense and employ counsel or the Indemnitor or its counsel has failed to provide and adequate defense in a timely manner, or
                    (iii) the Indemnitor is a party to such claim and the Indemnitor has been advised by counsel that there are additional or separate defenses, or there is otherwise a conflict of interest, between the Indemnitee and the Indemnitor. In any such case the fees and expenses of the Indemnitee's counsel shall be paid by the Indemnitor, provided that the Indemnitor shall not in





                    such event be responsible hereunder for the fees and expenses of more than one firm or separate counsel in connection with any such action in the same jurisdiction, in addition to any local counsel. If the Indemnitor fails or refuses to assume the conduct and control of the defense of any such Claim or action, then the Indemnitee shall have the exclusive right to conduct and control such defense. The Indemnitor shall not be liable for any settlement of any Claims effected without it written consent, which consent shall not be unreasonably withheld or delayed. No settlement of any Claim for which indemnification is sought hereunder shall be made without the release of the Indemnitee from all liability relating to such Claim, in form and substance reasonably satisfactory to the Indemnitee and its counsel.

                    (d) No claim for indemnification pursuant to Section
                    10.1 or 10.2 may be made subsequent to the date which is one (1) year from Closing, except as follows. With respect to Claims relating to Ericsson phones or technology, Cellular Technical Services or CellOne of Florida, no such time limitation shall apply, provided that the basis for such Claim(s) arose prior to Closing. With respect to Claims relating to patents or patent rights transferred or purported to be transferred under this Agreement (excluding enhancements or changes made after Closing), no such time limitation shall apply regardless of when the
                    basis for such Claim(s) arose or arises.   The
                    indemnification provisions of this Article 10 are in addition to, and not in derogation of, any statutory or common law remedy any party may have for misrepresentation, breach of warranty or breach of covenant.

                    10.4 Other Provisions Relating to Indemnification.

                    (a)Seller and PTC shall not be obligated to indemnify Buyer pursuant to Section 10.2, unless and until Buyer's Claims under Section 10.2 aggregate $25,000, and unless such Claims shall be made within the time period specified in Section 10.3(d), at which point Seller and PTC shall then be obligated to indemnify Buyer for all Claims in excess of $25,000, up to a maximum of $3,000,000, except that with respect to Special Claims no such dollar limitation shall apply.

                    (b)An Indemnitee shall not be entitled to duplicate recovery from the Indemnitor and any other person on account of the same Claim.

                    10.5 Survival of Representations, Warranties and Agreements.






                    All of the representations and warranties contained in this Agreement shall survive for a period of one (1) year after the Closing. The covenants and agreements set forth in this Agreement shall survive the Closing and shall continue until all obligations set forth therein shall have been performed or satisfied or they shall have terminated in accordance with their terms.

                    ARTICLE 11. MISCELLANEOUS

                    11.1 Expenses. Each party shall each pay its own expenses incidental to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby.

                    11.2 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and such notice shall be given by certified mail, postage prepaid, return receipt requested; or by private courier requesting evidence of receipt as a part of its service, addressed as follows:

                    To Buyer: Shared Technologies Cellular, Inc.
                    Attn: Legal Department
                    100 Great Meadow Road
                    Wethersfield, CT  06109


                    To Seller
                     or to PTC:Peoples Telephone Company, Inc.
                    Attn: Legal Department/General Counsel
                    2300 NW 89th Place
                    Miami, FL  31172

                    and to:

                    PTC Cellular, Inc.
                    Attn: Legal Department
                    2300 NW 89th Place
                    Miami, FL  31172

                    or to such other address as may be designated in writing by any party from time to time in accordance herewith, and any notice shall be deemed delivered upon the earliest to occur of delivery when so placed in the mails or when delivered to such delivery service as aforesaid.

                    11.3 Captions. Article titles and headings to Sections herein are for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules





                    referred to herein shall be construed with and as an integral part of this Agreement.

                    11.4 Successors and Assigns; Other Parties. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns, provided that this Agreement may not be assigned by any party without the prior written consent of the other parties. No assignment shall relieve a party of any of its obligations hereunder without the prior written consent of the other party.

                    11.5 Entire Agreement. This Agreement (together with the Schedules referred to herein), the Note, the Registration Rights Agreement, the Assumption Documents and the Collateral Documents, supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto (or by any director, officer or representative of such parties) relating to the matters contemplated hereby. This Agreement (together with such Schedules) constitutes the entire agreement by the parties hereto and there are no agreements or commitments except as expressly set forth herein.

                    11.6 Waiver. Except as otherwise expressly provided in this Agreement, neither the failure nor any delay on the part of any party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege available at law or in equity.

                    11.7 Partial Invalidity. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

                    11.8 Counterparts. This Agreement may be executed in two or more counterparts, any or all of which shall constitute one and the same instrument.

                    11.9 Amendment and Termination. This Agreement may not be amended orally, but only by an instrument in writing duly executed by the parties.






                    11.10 Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without giving effect to any principle of conflict-of-laws that would require the application of the law of any other jurisdiction. In the event of any dispute arising in connection with this Agreement, the Note, the Registration Rights Agreement, the Assumption Agreements and/or the Collateral Documents, the prevailing party shall be entitled to recovery of its reasonable legal costs and fees, including its reasonable attorneys fees.

                    IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                    Shared Technologies Cellular, Inc.


                    By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                       Anthony D. Autorino
                       President

                    PTC Cellular, Inc.

                    By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


                    Peoples Telephone Company, Inc.

                    By:_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _





                    Schedule 1


                    1.Liens filed by Creditanstalt-Bankverein or any affiliate thereof - see Schedule 7.1.2(a).

                    2. Lien and security interest in favor of Seller pursuant to Agreement.

                    3.Any and all encumbrances under the terms of the contracts constituting a part of the Acquired Assets.

                    4.Any and all liens arising out of the Assumed Liabilities.





                    PTC Cellular,
                    Inc.
                    In Car Phones
                                   Ericsson    Smart Phone
                                   Fleet
                    City           Size        Size

                    Atlanta              1,268            0
                    Baltimore/Wash         928            0
                    ington
                    Boston                 523          352
                    Boston Budget          179           32
                    Chicago              1,502           30
                    Cleveland              238
                    Dallas                 917            0
                    Denver                 351            0
                    Detroit                461            0
                    Houston                775            0
                    Los Angeles            371           10
                    Budget
                    Los Angeles            250           68
                    Avis Corp
                    Los Angeles          1,432           10
                    Avis Grand
                    Miami                1,284           17
                    Miami                  264            0
                    Warehouse
                    Minneapolis            250            0
                    New York             1,811           30
                    Philadelphia           599            0
                    Phoenix                253            0
                    Pittsburgh             249            0
                    Portland               208            0
                    San Francisco          766            0
                    Seattle                388            0
                    St. Louis              250            0
                    Newark/New               -          483
                    Jersey

                    Totals              15,517        1,032


                    381 Motorola
                    Transceivers
                    47 Motorola
                    Handsets
                    7 Completed
                    C3PO CCU in
                    case
                    498 Smart
                    Phones in





                    process of
                    manufacturing
                    at KBS



                    NOTE:  ALL OF SELLER'S ERICSSON 3 WATT CELLULAR PHONES
                    WHICH ARE ESTIMATED AS SET FORTH ABOVE,
                    WHICH MAY BE LESS IN NUMBER
                    AND BUYER ACKNOWLEDGES SUCH.
                    /TABLE

                    PTC Cellular,
                    Inc.












                    Schedule of                                     Subject to
                    Inventory                                       usage in
                                                                    the
                                                                    ordinary
                                                                    course of
                                                                    business

                                         Operations-Cellular

                                         Spare Parts Inventory

                                     Date of    Issue           Working
                                     Last       Working         Location
                                     Report

                    MIAMI WAREHOUSE-MIAINV

                    ANTENNA GLASS MOUNT-PAGM001   10/16/95     EACH
                    ANTENNA TRUNK LIP BASE        10/16/95     EACH





                    ASSEMBLY-PATL001




                    ANTENNA TRUNK MOUNT COMPLETE- 10/25/95     EACH
                    FLEX-PATM





                    ANTENNA TRUNK MOUNT COMPLETE- 10/16/95     EACH
                    NON FLEX




                    COIL CORD HANDSET 8 FT-       10/16/95     EACH
                    PCC0001





                    CREDIT CARD PHONE MODULE      10/16/95     EACH
                    (CRVM)-PCRVM01







                    DATA CONTROL CABLE 18 FT-     10/16/95     EACH
                    PDC0001





                    EXTENSION 2-1/2 INCH PE2C001  10/16/95     EACH








                    EXTENSION 5 INCH-PE5C001      10/16/95     EACH










                    EXTENSION 90 DEGREE ELBOW-    10/16/95     EACH
                    PE90E01





                    GOOSENECK 5 INCH W/TOP PLATE- 10/16/95     EACH
                    PGN0002





                    GOOSENECK 9 INCH-PGN0001      10/16/95     EACH








                    GOOSENECK BASE PLATE-PGNBP01  10/16/95     EACH








                    GOOSENECK MOUNTING CHANNEL-   10/16/95     EACH
                    PGNMC01







                    HANDSET-PHS0001               10/16/95     EACH






                    HANDSET HOLDER, HANGUP CUP-   10/16/95     EACH





                    PHSH001





                    MICROPHONE HANDSFREE 20 FT-   10/16/95     EACH
                    PMHF001





                    MOUNT CADILLAC - NEW-PMC0002  10/16/95     EACH








                    MOUNT CADILLAC-OLD-PMC0001    10/16/95     EACH






                    MOUNT CENTER CONSOLE-PMC0004  10/16/95     EACH






                    MOUNT CORISCA SHAFT NUT 1/2   10/16/95     EACH
                    INCH-PMCSN01







                    MOUNT CORSICA-PMC0003         10/16/95     EACH





                    PHONE, WITH DATA CABLE ONLY-  10/16/95     EACH
                    PPWD001



                    POWER CABLE W/FUSES &         10/16/95     EACH
                    CONNECTOR-PPC0001




                    TRANSCEIVER MOUNTING BRACKET- 10/16/95     EACH
                    PTB0001





                    TRANSCEIVER UNIT-PTU0001      10/16/95     EACH

                    /TABLE

                    PTC Cellular, Inc.
                    Schedule of all Computer Equipment-
                    Miami Location(Summary)





                    ACC Nile Router
                    AST Advantage 486
                    AST Bravo 386
                    AST Bravo 486
                    AST Bravo LC 486

                    AST Premmia 486
                    Compaq Proliant 4000
                    Dell 486

                    Dell Latitude 486
                    Dell Pentium
                    HP4 L
                    HP4 Plus
                    Okidata 393
                    Okidata Pacemark 3410
                    Toshiba T1950CS 486
                    Toshiba T1950CT 486
                    Toshiba T1960CT 486
                    Toshiba T2460CS 486
                    Xyplex Network 3000 (w/TSU0
                    Xyplex X.25 Gateway (w/Dial BU)

                    Field Lap Tops











                    HP 9000/827 and peripheral equipment
                    (Detail Schedule 2.1.2.a)
                    All PTC Cellular Equipment at Daleen
                    Technologies (Detail Schedule
                    2.1.2.b)
                    All Computer Software (Detail
                    Schedule 2.1.2.c)

                    /TABLE

                    PTC Cellular, Inc.                        Schedule
                                                              2.1.2 a
                    Schedule of all Computer Equipment-
                    Cellular Technical Services



                    HP 9000/827 System for PCC

                    Description

                    Model 827S Business Server
                    HP PA-RISC 48 mHz system
                    processor
                    HP Precision Bus with six
                    single high HP-PB slots
                    Integrated cabinet and
                    power supply
                    Hardware documentation
                    16 Mbytes ECC memory (1 X
                    16 MB)
                    8 RS-232 modem ports
                    including console access
                    and remote
                    access functionality
                    SCSI Interface
                    Parallel Centronics
                    interface
                    328 Mbyte embedded disk
                    drive
                    2.0 Gbytes DDS embedded
                    cartridge tape drive
                    HP Lan/9000 Network
                    Interface controller with
                    right to use
                    TCP/IP, ARPA, and NFS
                    services
                    8-user HP-UX installed on
                    embedded disk
                    Owners Guide and General
                    Usage Documentation Set
                    700/92 console with cable
                    Pre-installation of I/O
                    cards and memory
                    Single package shipment
                    90-day on-site warranty
                    Power Fail Battery Backup
                    Floating Point Co-processor
                    Increase integrated disk
                    capacity to 1.36 Gbytes
                    (1X1.36)
                    Increase main memory to 64
                    Mbytes
                    Add Rack Mount Kit
                    Add eight RS-232 direct
                    connect ports on
                    Personality Card
                    1.1m Integrated Cabinet
                    100-120V North American
                    power
                    1600/6250 bpi Tape Drive
                    with SCSI Interface
                    Delete cabinet
                    SCSI Terminator Low Density
                    with Bail
                    SCSI 3' cable
                    Software on DDS cartridge
                    HP Site Planning
                    DAT tapes
                    HP-UX on DDS tape
                    Unify Database license for
                    1-8 users
                    CTS
                    Installation/Documentation
                    Charge
                    Power controller
                    V.32 Modem
                    Cable





                    Description                    Qty from  Location
                                                   ASCOM

                    Fuse 3AG 1AMP                  300       BOX A
                    Fuse 3AG 2AMP                  300       BOX A
                    IC TEST CLIP 8 PIN DIP         1         LAB
                    IC TEST CLIP 14 PIN DIP        1         USED
                    IC TEST CLIP 16 PIN DIP        1         LAB
                    IC TEST CLIP 20 PIN DIP        1         LAB
                    IC SOCKET 68 PIN PGA           5         BOX CP
                    IC SOCKET 88 PIN PGA           5         BOX CP
                    CAP SMT 782-6164 1223/8-11     100       USED
                    IC E28F004BX-T80 1/3           504       BOX D
                    IC TD80C188EB-20 9/10          310       BOX D
                    IC PIC16C84                    900       BOX D
                    INTEL FLASH DEVELOPMENT        1         INDV BOX
                    KIT
                    SPOOL 1000' WERE 18 AWG        1         LAB
                    GREEN WIRE
                    SPOOL 1000' WERE 20 AWG        1         LAB
                    RED WIRE
                    SPOOL 1000' WERE 20 AWG        1         LAB
                    BLACK WIRE
                    MAGTEK CARD SWIPE READERS      98        INDV BOX
                    75 GIVEN TO KBS 3/2/95
                    SHEET METAL BASES-C3PO-        96        INDV BOX
                    REV 2 97 BASES & 70 COVERS
                    STRIP RUBBER FEET              2         BOX CP
                    BAG (500) #10 (BLUE) RING      1         LAB <500
                    TERMINALS
                    SMC ROCKWELL MODEM SM24-       6         BOX CP
                    D300-021
                    IC SOCKET 44 PIN PLCC          4         BOX CP
                    LM 386 SMT PART                10        BOX CP
                    8007 VECTOR BOARD              5         USED
                    RIBBON CABLE ASSEMBLY          13        INDV BOX
                    RJ-45 CONNECTORS               291       BOX CP
                    CABLE TIES                     1         USED
                    FUSE HOLDERS- IN LINE          2         BOX A
                    16 PIN DIP HOLDERS             10        BOX D
                    IC SOCKET 20-PIN DIP           19        BOX D
                    IC SOCKET 40 PIN  DIP          10        BOX D
                    IC LM324AM SMT-PRG             100       BOX D
                    IC 27C1001- 15CI               954       BOX D
                    IC DP8573AU                    300       BOX D
                    IC-SOCKETS 84 PIN PLCC         100       BOX D
                    IC 74HC86                      150       BOX D
                    CAP 3306F 35V                  30        USED
                    CAP 0.47F 5.5V                 30        USED
                    XTAC MMCC-1-32.760             67        BOX CP





                    CAP KEMET 33PP 50V SMT.        400       BOX CP
                    LOOSE
                    CAP KEMET 330PP 50V SMT.       200       BOX CP
                    TAPE
                    7 SMT ROEL G62702A113          3000      BOX G
                    SIEMENS
                    CM16C552                       81        BOX D
                    LM 2575T                       333       BOX D
                    RIGHT ANGLE HEADER             50        USED
                    32.768 MHZ CRYSTAL             6         USED
                    14 PIN DIP SOCKET, SOLDER      19        USED
                    TAIL
                    VECTORBOARD PRESS IN           30        USED
                    TERMINALS
                    16 PIN DIP SOCKET SOLDER       9         USED
                    TAIL
                    8255 IC                        2         BOX CP
                    74 AC 244                      4         BOX CP
                    74 HCT 04                      11        BOX CP
                    74 AC14                        5         BOX CP
                    74 AC 374                      5         BOX CP
                    74 AC 245                      5         BOX CP
                    74 AC 373                      12        BOX CP
                    27 C265                        13        BOX CP
                    27 C512                        29        USED
                    74 ACQ240                      4         BOX CP
                    74 AC138                       3         BOX CP
                    74 HC14 IC                     4         BOX CP
                    74 HCT86                       1         BOX CP
                    20 PIN DIP SOCKET SOLDER       11        USED
                    TAIL
                    28 PIN X .6'' DIP SOCKET,      1         USED
                    SOLDER TAIL
                    32 PIN X .6'' DIP SOCKET,      2         USED
                    SOLDER TAIL
                    8 PIN DIP SOCKET, SOLDER       3         USED
                    TAIL
                    24 PIN DIP SOCKET, SOLDER      1         USED
                    TAIL
                    .01 mF CERAMIC CAPACITOR       50        USED
                    .0012 mF CERAMIC CAPACITOR     10        USED
                    87 mF CERAMIC CAPACITOR        50        USED
                    1000PF CERAMIC CAPACITOR       7         USED
                    39PF CERAMIC CAPACITOR         10        USED
                    .001 CERAMIC CAPACITOR         7         USED
                    .0039 CERAMIC CAPACITOR        9         USED
                    18PF CERAMIC CAPACITOR         1         USED
                    10mF TANTACUM CAPACITOR        7         USED
                    19.66 MHZ CRYSTAL              1         USED
                    680r 1/4 W RESISTOR            9         USED
                    330r 1/4W RESISTOR             4         USED
                    15K 1/4W RESISTOR              5         USED
                    24.9K 1% RESISTOR              3         USED
                    100mF @ 35V ELECTROLITIC       1         USED





                    CAPACITOR
                    33mF @ 10V ELECTROLITIC        1         USED
                    CAPACITOR
                    COAXIAL TYPE POWER             1         USED
                    CONNECTOR
                    2 POSITION, PC MOUNT           1         USED
                    TERMINAL BLOCK
                    SMALL TY-WRAPS                 50        USED
                    PROTOTYPING BUSS STRIPS        9         USED
                    DB9 CONNECTOR MALE             1         USED
                    120 VDC @ 800 mA AC            1         BOX A
                    ADAPTOR
                    BOX FAN 20"X20"                1         INDV. BOX
                    2" SPEAKER W/ MINI PHONE       1         BOX CP
                    PLUG
                    PIC START- 16B1                1         INDV. BOX
                    DEVELOPMENT SYSTEM
                    YAMAHA VODEM EVOLUTION         1         INDV. BOX
                    BOARD # TIM407
                    330r SMT RESISTORS             4500      BOX D
                    10Kr SMT RESISTORS             4500      BOX G
                    12Kr SMT RESISTORS             4500      BOX D
                    4.7Kr SMT RESISTORS            4500      BOX D
                    1 MEGr SMT RESISTORS           4500      BOX D
                    330r SMT RESISTORS             4500      BOX D
                    47 Kr SMT RESISTORS            4500      BOX D
                    1Kr SMT RESISTORS              4500      BOX D
                    15Kr SMT RESISTORS             4500      BOX D
                    100r SMT RESISTORS             4000      BOX D
                    100Kr SMT RESISTORS            4500      BOX D
                    4.99Kr 1% SMT RESISTORS        4500      BOX D
                    .1mF SMT CAPACITORS            200       USED
                    1mF @ 16V SMT CAPACITORS       1500      BOX G
                    330pF@ 50V SMT CAPACITORS      1500      BOX G
                    .01mF@50V SMT CAPACITORS       3500      BOX G
                    74HC 245 SMT                   32        BOX CP
                    74HC 373 SMT                   12        BOX CP
                    80CI88EB20 PLCC                5         USED
                    74HC374 SMT                    11        BOX CP
                    LM324 SMT                      14        BOX CP
                    74HC14 SMT                     7         BOX CP
                    74HC04 SMT                     6         BOX CP
                    26 GAUGE WIRE WRAP WIRE,           100FT USED
                    BLUE
                    24 GAUGE HOOKUP WIRE,                    USED
                    ORANGE                         50FT
                    24 GAUGE HOOKUP WIRE,                    USED
                    BLACK                          50FT
                    24 GAUGE HOOKUP WIRE,                    USED
                    GREEN                          50FT
                    39pF @ 50V SMT CAPACITORS      52        BOX CP
                    PUSH BUTTON SWITCH SMT         78        BOX CP
                    10 POSITION HEADER             75        USED
                    STRAIGHT





                    VN0610L                        17        BOX CP
                    14.7456 MHZ CRYSTAL            68        BOX CP
                    33mF @ 10V TANTACUM            58        BOX CP
                    CAPACITOR SMT
                    19.6608 MHZ CRYSTAL            19        BOX CP
                    RJ-11 6 POSITION CONNECTOR     38        BOX CP
                    RIGHT ANGLE
                    78LIZ VOLTAGE REGULATOR        54        BOX CP
                    TO-92
                    HANDSET CABLES                 0         INDV BOX
                    HANDSFREE MICS                 0         INDV BOX
                    MOTOROLA POWER CABLES          0         INDV BOX
                    OLD-STYLE ASCOM PHONE          0         INDV BOX
                    CONTROL BOARDS
                    ANTENNAS                       0         INDV BOX
                    PROTOTYPE CARD READER          1         INDV BOX
                    ENCLOSURE
                    PROTOTYPE LCD DISPLAY          3         INDV BOX
                    ENCLOSURES
                    CRU ENCLOSURES                 0         INDV BOX
                    CRU BASES                      0         INDV BOX
                    TRANSCEIVER RETAINING          0         INDV BOX
                    BRACKETS
                    MOTOROLA HANDSET EXTENSION     0         INDV BOX
                    CABLES
                    CCU ENCLOSURES                 0         INDV BOX
                    HANDSET CABLE MOUNTS           0         INDV BOX
                    CCU ENCLOSURE BASE PLATES      0         INDV BOX
                    GOOSENECKS                     0         INDV BOX
                    ERICSSON HANDSET               1         INDV BOX
                    OLD STYLE CARD READER          1         INDV BOX
                    ASSEMBLY
                    INTEL FLASH DEVELOPMENT        1         INDV BOX
                    KIT
                    AUDIOVOX MODEL BC-65           1         INDV BOX
                    CELLULAR PHONE
                    MOTOROLA HANDSETS              0         INDV BOX
                    CABLE SETS FOR C3PO USED       0         INDV BOX
                    BY TESTING
                    CAPACITOR SMT TYPE .1uF        0         BOX CP
                    CAPACITOR ELECTROLYTIC         0         BOX CP
                    330uF 35V
                    84 PIN PLCC SOCKETS SMT        0         BOX CP
                    TYPE
                    RIGHT ANGLE HEADER .1"         0         BOX CP
                    SPACING 10 POSITION
                    STRAIGHT HEADER .1"            0         BOX CP
                    SPACING 10 POSITION
                    120VAC TO 12VDC @180mA         0         BOX CP
                    CONVERTOR
                    74HC02                         0         BOX CP
                    IN5822 DIODE                   0         BOX A
                    IN5817 DIODE                   0         BOX A
                    19.6608 KHZ CRYSTAL            0         BOX A





                    DIODE SMT TYPE 200V            0         BOX A
                    GENERAL PURPOSE
                    VOLTAGE REGULATOR              0         BOX A
                    LM78LIZACZ
                    RJ 13 CONNECTORS MALE          0         BOX B
                    RJ 45 CONNECTORS MALE          0         BOX B
                    RJ 11 CONNECTORS MALE          0         BOX B
                    PC BUS EXTENDER BOARD          0         BOX B
                    68 PIN PLCC SOCKETS,           0         BOX B
                    SOLDER TAIL
                    84 PIN PLCC SOCKETS,           0         BOX B
                    SOLDER TAIL
                    44 PIN PLCC SOCKETS,           0         BOX B
                    SOLDER TAIL
                    32 PIN PLCC SOCKETS,           0         BOX B
                    SOLDER TAIL
                    28 PIN PLCC SOCKETS,           0         BOX B
                    SOLDER TAIL
                    10 PIN RIGHT ANGLE HEADERS     0         BOX B
                    10 PIN CONNECTOR FOR ABOVE     0         BOX B
                    HEADER
                    PINS FOR ABOVE CONNECTOR       0         BOX B
                    40 PIN ZIF SOCKETS             0         BOX B
                    40 PIN RECEPTACLES             0         BOX B
                    28 PIN ZIF SOCKET              0         BOX B
                    RECEPTACLES
                    PROTO-BOARDS 4.5 X 4.5"        0         BOX B
                    SHACK PROJECT BOXES            0         BOX B
                    28 PIN ZIF SOCKETS             0         BOX B
                    EZ-HOOK PROBES RED             0         BOX B
                    EZ-HOOK PROBES BLACK           0         BOX B
                    30 PIN SP STRIPS SOLDER        0         BOX B
                    TAIL
                    RJ45 CONNECTOR FEMALE          0         BOX B
                    LM324                          0         BOX B
                    2N2222A TRANSISTORS            0         BOX B
                    1N4001 DIODES                  0         BOX B
                    4.7V ZENER DIODE SMT-TYPE      0         BOX B
                    SOT23
                    HEATSINK TO-220 CLIP-ON        0         BOX B
                    HEATSINK TO-220 PCB            0         BOX B
                    MOUNTED
                    HEATSINK TO-220 SCREW-ON       0         BOX B
                    PUSHBUTTON SWITCH GMM          0         BOX B
                    RIGHT ANGLE
                    40 MHZ OSCILLATOR              0         BOX B
                    12 MHZ OSCILLATOR              0         BOX B
                    SHORTING JUMPERS 1"            0         BOX B
                    SPACING
                    FET IRF Z14                    0         BOX B
                    VOLTAGE REGULATOR 7805 TO-     0         BOX B
                    220
                    32.768 KHZ OSCILLATOR SMT-     0         BOX B
                    TYPE





                    24 MHZ OSCILLATOR              0         BOX B
                    TRANSISTOR 2N2907              0         BOX B
                    VOLTAGE REGULATOR              0         BOX B
                    ADJUSTABLE LM317
                    .1uF@50V CAPACITORS            0         BOX B
                    47uF@35V CAPACITORS            0         BOX B
                    ELCTROLYTIC
                    .47uF@63V CAPACITORS           0         BOX B
                    CERAMIC
                    22pF@100V CAPCITORS            0         BOX B
                    CERAMIC
                    47K OHM RSIP 10 LEAD           0         BOX B
                    150 OHM RESISTOR 1/4W          0         BOX B
                    430 OHM RESISTOR 1/4W          0         BOX B
                    560 OHM RESISTOR 1/4W          0         BOX B
                    100K OHM RESISTOR 1/4W         0         BOX B
                    330 OHM RESISTOR 1/4W          0         BOX B
                    20K OHM RESISTOR 1/4W          0         BOX B
                    15K OHM RESISTOR 1/4W          0         BOX B
                    1K OHM RESISTOR 1/4W           0         BOX B
                    2.7K OHM RESISTOR 1/4W         0         BOX B
                    120 OHM RESISTOR 1/4W          0         BOX B
                    10K OHM RESISTOR 1/4W          0         BOX B
                    SI 9407 OP AMP SMT_TYPE        0         BOX B
                    LT1172 VOLTAGE REGULATOR       0         BOX B
                    LT 1076 VOLTAGE REGULATOR      0         BOX B
                    LT 1129 VOLTAGE REGULATOR      0         BOX B
                    LT 1074 VOLTAGE REGULATOR      0         BOX B
                    MAX 8217 OP AMP                0         BOX B
                    LT1029 VOLTAGE REFERENCE       0         BOX B
                    LT 1721, 50-8                  0         BOX B
                    DIODE, HIGHSPEED,SOT23         0         BOX B
                    BAS16ZXCT
                    DIODE MBRS130LT3               0         BOX B
                    56uF@16V CAPACITOR             0         BOX B
                    ELECTROLYTIC
                    7.68K OHM RESISTOR SMT         0         BOX B
                    1206
                    1K OHM RESISTOR SMT 1206       0         BOX B
                    100K OHM RESISTOR SMT 1206     0         BOX B
                    9.76K OHM RESISTOR SMT         0         BOX B
                    1206
                    750 OHM RESISTOR SMT 1206      0         BOX B
                    2.21K OHM RESISTOR SMT         0         BOX B
                    1206
                    1.24K OHM RESISTOR SMT         0         BOX B
                    1206
                    10K OHM RESISTOR SMT 1206      0         BOX B
                    3.92K OHM RESISTOR SMT         0         BOX B
                    1206
                    10.7K OHM RESISTOR SMT         0         BOX B
                    1206
                    1.15K OHM RESISTOR SMT         0         BOX B
                    1206





                    2.8K OHM RESISTOR SMT 1206     0         BOX B
                    1.62K OHM RESISTOR SMT         0         BOX B
                    1206
                    .01uF@50V CAPACITORS SMT       0         BOX B
                    1206
                    SHACK PROJECT BOX              0         BOX C
                    LED RED                        0         BOX C
                    MINI TOGGLE SWITCHES SPDT      0         BOX C
                    JACK SCREWS LONG               0         BOX C
                    JACK SCREW SHORT               0         BOX C
                    15 PIN D SUB CONNECTOR PCB     0         BOX C
                    MOUNT RIGHT ANGLE MALE
                    37 PIN D SUB CONNECTOR PCB     0         BOX C
                    MOUNT RIGHT ANGLE MALE
                    9 PIN D SUB MALE SOLDER-       0         BOX C
                    TYPE
                    9 PIN D SUB FEMALE SOLDER-     0         BOX C
                    TYPE
                    25 PIN D SUB MALE SOLDER-      0         BOX C
                    TYPE
                    25 PIN D SUB FEMALE            0         BOX C
                    SOLDER-TYPE
                    15 PIN D SUB MALE SOLDER-      0         BOX C
                    TYPE
                    15 PIN D SUB FEMALE            0         BOX C
                    SOLDER-TYPE
                    37 PIN D SUB MALE SOLDER-      0         BOX C
                    TYPE
                    37 PIN D SUB FEMALE            0         BOX C
                    SOLDER-TYPE
                    HOODS FOR 9 PIN D              0         BOX C
                    CONNECTORS METALLIZED
                    HOODS FOR 15 PIN D             0         BOX C
                    CONNECTORS METALLIZED
                    HOODS FOR 15 PIN D             0         BOX C
                    CONNECTORS PLASTIC
                    HOODS FOR 25 PIN D             0         BOX C
                    CONNECTORS PLASTIC
                    HOODS FOR 25 PIN D             0         BOX C
                    CONNECTORS METALLIZED
                    HOODS FOR 25 PIN D             0         BOX C
                    CONNECTORS PLASTIC
                    8 CONDUCTOR FLAT CABLE         0         BOX C
                    4 CONDUCTOR FLAT CABLE         0         BOX C
                    80C188                         0         BOX D
                    TC551001AFTL-70L               0         BOX D
                    MOTOROLA MHR13TAJ 40.0         0         BOX D
                    10uF CAPACITOR SMT TYPE        0         BOX D
                    330pF CAPACITOR SMT-TYPE       0         BOX D
                    SIEMENS BAS 20 E-6327 SMT-     0         BOX D
                    TYPE
                    1uF CAPACITOR SMT              0         BOX D
                    PHILIPS S87C652-5A44 PLCC      0         BOX D
                    NATIONAL NM27C512 PLCC         0         BOX D





                    SGS THOMSON M74HC245M1R        0         BOX D
                    NATIONAL LM386M-1              0         BOX D
                    74HC04, SO-14                  0         BOX D
                    OSCILLATOR 8 MHZ               0         BOX D
                    26PIN HEADER CONNECTOR DIP     0         BOX D
                    .1" SPACING
                    WRAP ID 24                     0         BOX E
                    WRAP ID 28                     0         BOX E
                    WRAP ID 8                      0         BOX E
                    WRAP ID 16                     0         BOX E
                    WRAP ID 40                     0         BOX E
                    WRAP ID 20                     0         BOX E
                    WRAP ID 14                     0         BOX E
                    WRAP ID 24 SKINNY              0         BOX E
                    28 PIN WIRE-WRAP SOCKET        0         BOX E
                    32 PIN WIRE-WRAP SOCKET        0         BOX E
                    24 PIN WIRE-WRAP SOCKET        0         BOX E
                    SKINNY
                    28 PIN WIRE-WRAP SOCKET        0         BOX E
                    SKINNY
                    14 PIN WIRE-WRAP SOCKET        0         BOX E
                    16 PIN WIRE-WRAP SOCKET        0         BOX E
                    8 PIN WIRE-WRAP SOCKET         0         BOX E
                    28 PIN WIRE-WRAP SOCKET        0         BOX E
                    40 PIN WIRE-WRAP SOCKET        0         BOX E
                    PCF8591                        0         BOX F
                    P82B715                        0         BOX F
                    CD22100                        0         BOX F
                    MC74H04                        0         BOX F
                    M74HC08                        0         BOX F
                    MM74HC373                      0         BOX F
                    MB8464A-10L-5K                 0         BOX F
                    74HC02                         0         BOX F
                    MTP50P03HDL                    0         BOX F
                    PC74HC245                      0         BOX F
                    74HC00                         0         BOX F
                    TIL113                         0         BOX F
                    CD22202                        0         BOX F
                    CXK58257SP-10L                 0         BOX F
                    DS1252                         0         BOX F
                    PCF8584                        0         BOX F
                    3.6864 MHZ OSCILLATOR          0         BOX F
                    73K324L-IP                     0         BOX F
                    4D74HC32                       0         BOX F
                    SN74HC14                       0         BOX F
                    MM74HC05                       0         BOX F
                    DM7406                         0         BOX F
                    74F374                         0         BOX F
                    16.0000 MHZ OSCILLATOR         0         BOX F
                    1.8432 MHZ OSCILLATOR          0         BOX F
                    28 PIN ZIF SOCKET              0         BOX F
                    82C55                          0         BOX F
                    /TABLE


                     Product
                                       Vendor           Inv Date   Category    Machine Name    Location
                     Description                                                                             Bar Code
                     DB Tools.h++       Rogue Wave       12/28/94   BRAIN                      DTI
                     MS Windows         Merisel          1/19/95    BRAIN                      PTCC Miami
                     Server NT v3.5
                     MS SQL Servers     Merisel          1/27/95    BRAIN      CELLDBONE       PTC Miami
                     NT V4.21A
                     Compaq Proliant    Merisel          1/10/95    BRAIN                      PTCC Miami
                     4000R
                     Codex Modem        CES                         BRAIN                      PTCC Miami    PTCC017

                     Cleo 3780 Plus     Interface                   BRAIN                      PTCC Miami
                     with API           Systems
                     All sync Cable     Interface System            BRAIN                      PTCC Miami    PTCC018
                     for Cleo
                     Belk RGB Monitor   CompUSA          1/27/95    Cary
                     Cable
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC026
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC027
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC028
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC029
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC030
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC031
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC032
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm       SMACS2          DTI Lab       PTCC033
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm                       DTI Lab       PTCC034
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm                       DTI Lab       PTCC035
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm                       DTI Lab       PTCC044
                     Minitower Modem                                Server
                     PPMTII 9600        Merisel          6/3/95     Comm                       DTI Lab       PTCC045
                     Minitower Modem                                Server
                     MS Windows         Merisel          6/3/95     CommServer CS1,DEVCS1      PTCC Miami,
                     Server NTv3.5                                                             DTI
                     MS SQL Server      Merisel          6/3/95     CommServer CS1             PTCC Miami
                     4.21A
                     Dell Dimension     Dell             4/28/95    CommServer CS1,DEVCS1      PTCC Miami,   PTCC019
                     575/XPS                                                                   DTI
                     CTX Color          Dell             4/28/95    CommServer CS1,DEVCS1      PTCC Miami,   PTCC020
                     Monitor                                                                   DTI
                     Digi-board PC/8E   Merisel          2/3/95     CommServer SMACS2          DTI Lab





                     Lan
                     PPMTII 9600        Merisel          2/3/95     CommServer                 PTCC Miami
                     Minitower Modem
                     8MB Memory         Dell             1/26/95    CommServer CS2             PTCC Miami
                     Module
                     4MBx9-70 SIMM      Tech Data        1/18/95    CommServer CS2             PTCC Miami
                     Borland C++ 4.5    Merisel          3/21/95    CommServer DIMA            PTCC Miami
                     CD-ROM COMPUP
                     PNY 8MB Memory     Merisel          3/4/95     CommServer CS2             PTCC Miami
                     Modules
                     Digiboard PC/8E    Merisel          6/3/95     CommServer CS1,DEVCS1      PTCC Miami,
                     LAN DB25                                                                  DTI
                     MS SQL Server NT   Merisel          1/13/95    CommServer SMACS2          DTI
                     V4.21A
                     MS Windows NT      Merisel          1/27/95    CommServer                 DTI, PTCC
                     Server V3.5                                                               Miami
                     MS SQL Servers     Merisel          1/27/95    CommServer DEVCS1          DTI
                     NT V4.21A
                     MS Visual C++      UP               1/27/95    CommServer DIMA,FRDI has   PTCC Miami    PTCC053
                     WIN/WINNT V2.00                                           box
                     Dell 466/DM        Dell             1/18/95    CommServer SMACS2          DTI Lab       PTCC023
                     Computer
                     Dell 15"           Dell             1/18/95    CommServer SMACS2          DTI Lab       PTCC024
                     Trinitron
                     Monitor
                     Panasonic 616KSV   Elite Telecom    1/25/95    CommServer                 DTI Lab       PTCC021

                     PPMTII 9600                                                                             PTCC022
                                        Merisel          1/19/95    CommServer                 PTCCMiami
                     Minitower Modem
                     Digiboard PC/8E    Merisel          1/19/95    CommServer CS2             PTCC Miami
                     Lan
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 PTCC Miami
                     Minitower Modem
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 DTI boxed
                     Minitower Modem
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 FRDI
                     Minitower Modem
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 DTI Lab       PTCC046
                     Minitower Modem
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 DTI Lab       PTCC047
                     Minitower Modem
                     PPMTII 9600        Tech Data        12/23/94   CommServer                 DTI Lab
                     Minitower Modem                                                                         PTCC048
                     Digiboard PC/8E    Tech Data        12/15/94   CommServer                 PTCC Miami
                     Lan
                     3COM Ethernet      Daleen                      CommServer CS1, DEVCS1     PTCC Miami,
                     Cards in CS1 and   Technologies                                           DTI
                     DEVCS1
                     12V Reg. Power     Radio Shack      3/8/95     Field                      New York
                     Supply                                                                                  N/A
                                                                                               Installer
                     Macro Assembler    Franklin         2/15/95    Firmware                   DTI BOX M
                     RIDFM              Optoelectronics  4/27/95    Firmware                   DTI Jobo      PTCC057
                     Communication
                     Interceptor





                     10 Second Voice    Radio Shack      4/25/95    Firmware                   DTI JOBO
                     Board
                     Promice Simplex    Grammer Engine   1/20/95    Firmware                   DTI JOBO
                     8mbit              Inc.
                     Compeditor C-II    Ayeco Inc.       1/18/95    Firmware                   DTI BOX M
                     TDD Designer       Ayeco Inc.       1/18/95    Firmware                   DTI BOX M
                     Clear Software     The Programmer's 1/5/95     Firmware                   DTI BOX M
                     allClear 3.0 WIN   Shop
                     Shapeware Corp     The Programmer's 1/5/95     Firmware                   DTI JOBO
                     Visio 3.0          Shop
                     Windows
                     Under Wave Inc.    The Programmer's 1/5/95     Firmware                   DTI BOX M
                     Track Record 1.5   Shop
                     WIN
                     MKS Toolkit 4.2    The              1/5/95     Firmware                   DTI JOBO
                                        Programmers's
                                        Shop
                     AST Bravo 386      PTCC                        Functional                 DTI           PTCC025
                                                                    Test Unit
                     MMT-188EB          Midwest Micro-   1/10/95    Hardware                   DTI Lab
                     Project Board                                                                           PTCC052
                     0-9 Wire Marker    Villa Park       2/20/95    Hardware                   USED
                     Book               Electric Supply
                     Logic Probe        JDR              1/26/95    Hardware                   DTI Lab
                     Vise Circuit                                                                            PTCC054
                     Digi-Key         1/26/95    Hardware                   DTI Lab       PTCC055
                     Board and Base
                     Logixell Logic                                                                          PTCC056
                     Holder             Personal         1/13/95    Hardware                   DTI BOX M
                     Analyzer           Computing Tools
                     Software
                     MS Windows         Merisel          6/3/95     Instructor Instructor      DTI
                     Server NTv3.5
                     Dell Dimension     Dell             4/28/95    Instructor Instructor      DTI           PTCC010
                     575/XPS
                     CTX Color          Dell             4/28/95    Instructor Instructor      DTI           PTCC011
                     Monitor
                     Epson Action       Merisel          5/10/95    Instructor                 DTI
                     Laser 1500                                                                              PTCC012
                     28.8 Supra Fax     Merisel          5/26/95    Instructor                 DTI           PTCC015
                     Modem
                     CCD Scanners       FX Manufacturing Mar-95     Instructor                 DTI one       PTCC016
                                                                                               still in box
                     Digiboard PC/4E    Merisel          3/3/95     Instructor INSTRUCTOR      DTI
                     LAN DB-25
                     Fargo Allegro      PTCC                        Instructor                               PTCC013
                     Thermal Printer
                     PPMTII 9600        Merisel          6/3/95     Misc                       New York
                     Minitower Modem                                                                         N/A
                     PPMTII 9600        Merisel          6/3/95     Misc                       Boston Inst
                     Minitower Modem                                                                         N/A
                     PPMTII 9600        Merisel          6/3/95     Misc                       LA Inst
                     Minitower Modem                                                                         N/A
                     PPMTII 9600        Merisel          6/3/95     Misc                       Chicago Inst  N/A
                     Minitower Modem
                     1200 MA Ni Cad     Sound Advice     5/5/95     Testing                    Bob Drujon





                     Battery
                     Borland C++ 4.5    The Programmer's 1/5/95     Testing                    DTI
                     DOS/WIN/NT         Shop
                     Wavetek            Wavetek                     Testing                    DTI           PTCC014

                     MS Windows NT      Merisel          1/13/95                               DTI
                     Server V3.5
                     14.4 Modem         Tech Data        12/15/94                              PTCC Miami
                     Firmware loader                                                           DTI           PTCC079
                     386 and monitor
                     REV-1 C3P0 PCB                                                                          PTCC080
                     Daughter BD.
                     REV-1 C3P0 PCB                                                            BOXED
                     MAIN BD
                     SCOPE PROBE                                                               USED
                     P6119B 100 MHZ
                     SCOPE PROBE                                                               USED
                     P6103B 60 MHZ
                     NEEDHAM                                                                   LAB           PTCC064
                     PROGRAMMER
                     PC SYSTEMS (1-                                                            LAB
                     DEC pc- 3165X &                                                                         PTCC065
                     PTCC066
                                                                                                             PTCC067

                     APC BACK-UPS 250                                                                        PTCC068
                                                                                               BOXED 2       PTCC077
                     UPS SYSTEM
                     PROTO-CRVM UNIT                                                                         PTCC078
                                                                                              INDV.  BOX
                     HP Logic                                                  Returned to PTC
                     Analyzer Model                                            on 9/22/95
                     Number 1650A                                              received by
                     with test cable
                     Tektronix Logic                                           Returned to PTC
                     Alan Cortazzo
                     Analyzer Model                                            on 9/22/95
                     1225                                                      received by
                     Tektronix 16                                              Returned to PTC
                     Alan Cortazzo
                     channel Active                                            on 9/22/95
                     Probe MN# P6442                                           received by
                     Functional                                                Alan Cortazzo   Brought to
                     tester                                                                    PTCC083
                                                                                               KBS on
                                                                                               10/5/95
                    /TABLE


                                           PTC Cellular, Inc.
                                           Schedule 2.1.2.c
                                           Schedule of all
                                           Computer
                                           Software


                              Use                                  Description








                              Ericsson Phone                       Carrier Audit







                              Ericsson Phone                       Carrier Tape Conversion



                              Ericsson Phone                       Billing Audit







                              Ericsson Phone                       Financial Reporting







                              Ericsson Phone                       Customer Service







                              Ericsson Phone                       Inventory







                              New Phone                            Hardware/Firmware










                              New Phone                            Communication
                                                                   Server(SMACS)

















                              New Phone                            Billing & Rating System
                                                                   (BRAIN)























                              New Phone                            Asset Manager

























                              New Phone                            SMACS GUI





















                      New Phone               Instructor                                  C++

                      New Phone               Scheduler                                        C++

                      General                 Microsoft Office

                      General                 Microsoft Project

                      General                 Windows NT

                      General                 Novell 3.12

                      General                 PowerBuilder 3.0

                      General                 Visual Basic

                      General                 Crystal Reports

                      General                 OBDC drivers

                      General                 Goldmine for Windows

                      General                 SNAPGraphix

                      General                 Faxserve

                      General                 MS Access
                    /TABLE

                    Schedule 2.1.3.

                    Trademark Rights:

                    None.


                    Patent Rights:

                    Patent Application number 08/390,921, entitled `` Method and Apparatus for Tracking and Transmitting Communication Information for Wireless Communication Systems'' was filed on February 14, 1995 with the USPTO by Cary Bufferd, Boca Raton, FL, and Rick Harris, Scottsdale, AZ. The USPTO acknowledged receipt of this Application on June 9, 1995. Cary Bufferd and Rick Harris have assigned to PTC Cellular, Inc. their rights, title and interest for the United States of America and Canada in the invention for which the aforementioned Patent Application was filed.






                    PTC Cellular, Inc.
                    Schedule of all Tools, Supplies, Furniture, and
                    Fixtures


                         Item                                 Qty
                    PTCC office Furniture and Equipment (Miami
                    Location)

                          DESKS

                          CHAIRS

                          TABLE
                          COMPUTER DESKS
                          CREDENZAS
                          SHELVES
                          BULLETIN BOARDS
                          FILE CABINETS

                          FILE CABINETS  (MATCHES                 *
                          CUBICLES)
                          LARGE CUBICLES and                      *
                          ASSOCIATED FURNITURE (1)
                          SMALL CUBICLES and                      *
                          ASSOCIATED FURNITURE (2)
                          FAX MACHINES
                          COPY MACHINES

                    PTCC Warehouse Furniture and
                          CHAIRS
                    Equipment (Miami Location) *
                          TABLES
                          BULLETIN BOARDS
                          FILE CABINETS
                          SHELVES
                          WORK BENCHES

                    PTCC Central Zone

                          DESKS
                          CREDENZA
                          COMPUTER TABLE
                          FILE CABINETS
                          FAX MACHINES
                          BOOKCASE
                          METAL CABINET

                    PTCC Western Zone

                          LED MESSAGE SIGN





                          FAX MACHINE
                          COPY MACHINE
                          DESKS
                          CHAIRS
                          WORK BENCH
                          FILE CABINETS
                          CABINET
                          TABLE

                    PTCC NorthEast Zone

                         FAX MACHINE

                    Jon Sorenson's Office

                         FAX MACHINE

                    * Right to use through transition period only.
                    These assets are not part of this Agreement.

                    (1) Includes chair,work table, file cabinet, and desk

                    (2)  Includes chair

                    /TABLE

              Product                  Inv#
                                Vendo       Inv            Machin
                                                  Categor
              Description       r           Date           e Name
                                                  y









               RS232 Breakout
               Box






               Epson America
               LQ570 Plus 24pin
               Printer














               Dymo Hobbyist
               Label Maker










               Modular Crimp
               Tool with RJ-
               MDS Screwdriver
               11/RJ-45 Dies





















               Tool Chest










               Marker Dispenser
               w/MRKRS
























               Wire Wrap Hand





               Tool






               BASIC Stamp
               Programming
               Package





               ISOBar 6 outlet
               power strip

               120V Wire Wrap
               Tool







               11 PC Hollow
               Shaft
               Screwdriver






               Wrench Set








               Wire Wrap Cut
               and Strip





               Wave II
               Magnifying Light







               Solder Station








               Model21 CMM SER
               Fluke Multimeter
               (digital)






               Triple Power
               Supply







               30V Power Supply








               4"x2" Labels






               4" Printer
               Ribbon 1182'








               12V Reg Power
               Supply









               12V Reg Power
               Supply
               12V Reg Power
               Supply









               12V Reg. Power
               Supply

               12V Auto Battery









               12V Reg. Power
               Supply










               DMM Multi-Meter
               (Testing)
               Power Supply 30
               VDC 3A (Testing)
               JVC KSR 125
               Video Tape










               12V Reg Power
               Supply









               OKI SAH-3
               TWEEZER HOLDER





               OKI SAH-1 IRON
               HOLDER





               OKI SAI-690
               SOLDERING IRON





               OKI SAI-644 SMT





               TWEEZERS





               OKI RBH-A BOARD
               HOLDER





               OKI RTS-A
               WORKING BASE





               OKI FCR-2201
               REWORK
               CONTROLLER




               OKI FCT-2220






               bag of test clip                       Returned to PTC on
               wires                                  9/22/95 received by Alan
                                                      Cortazzo
               bag of test clip                       Returned to PTC on
               grabbers                               9/22/95 received by Alan
                                                      Cortazzo
               Global                                 Returned to PTC on
               Specialties                            9/22/95 received by Alan
               Power Supply MN                        Cortazzo
               Tester
               1302                                   Brought to KBS on
               interconnect box                       10/5/95
                    /TABLE

                    Schedule 5.3

                    A. Liabilities to be paid by Buyer (``STC'')
                    (``Conditionally Assumed Payables''):

                    1. All Conditionally Assumed Payables listed on the Seller (``PTCC'') Aged Payables Report as of 10/31/95 and attached hereto as Schedule 5.3.1, exclusive of all liabilities payable to the vendors listed in
                    Schedule 5.3.2:

                    2. The following other liabilities:

                    - All credit card processing fees attributable to periods prior to November 1, 1995.
                    - Remaining Avis Agreement signing bonus equal to $50,000.00.
                    - Remaining CTS Wind Down Agreement termination fees:
                    $ 10,000.00 November & December
                    $100,000.00 Final payment
                    $ 75,000.00 PTC extra CTS credit for system change
                    - All car rental company commissions attributable to periods prior to November 1, 1995.
                    - All cellular carrier and long distance charges attributable to periods prior to November 1, 1995.
                    - All amounts due to KBS, Inc. attributable to the 1,430 phone production in progress.
                    - $24,688 due to Shared Technologies Cellular related to the PTCC portable sale.
                    - $8,814 due to American Cellular Rental related to the PTCC portable sale.
                    - All cost of operations and s,g&a expenses, (exclusive of salaries and related taxes and fringe benefits)attributable to periods prior to November 1, 1995.
                    - $10,330 due to Hewlett Packard for the PTCC Seattle computer.

                    3.  The following off balance sheet liabilities:

                    - Any payments attributable to the resolution of pending cellular carrier credits in connection with cloning for carrier invoices belonging to periods prior to November 1, 1995. This applies only to open PTCC accounts listed on Schedule 5.3.3 ``STC Pending Carrier Credits''.

                    4. Salaries and related taxes and fringe benefits from November 1, 1995 through November 15, 1995 shall be paid by PTCC and STC shall promptly reimburse PTCC for all such payments and costs related thereto.

                    5. The parties acknowledge and agree that any and all liabilities for periods on or after November 1, 1995 in





                    connection with the aforementioned or any other liabilities shall be the obligation and responsibility of STC and shall not be deducted from the holdback fund as described in the Agreement to which this schedule is attached.

                    B. Revenue to be collected by STC:

                    1. All existing trade accounts receivable for billings attributable to periods prior to November 1, 1995.


              11/21/95                                       AGED PAYABLES REPORT BY:
              VENDOR NAME                                         PAGE   1
              11:22:38                                                PTC Cellular, Inc.
              BEGINNING RANGE: <FIRST>                               AGING DATE: 10/31/95
              ENDING RANGE: <LAST>
              ============================================================
              DOC#  APPLY#  P.O.#  INVOICE NO.   DATE      TYPE
              0 -  30      31 -  60      61 -  90        OVER  90
              ============================================================
              VENDOR: AC002        ACCELE ELECTRONICS INC.

                 003364  003364  C1304  136523      10/01/95  INVOICE              531.57
                 003368  003368  C1310  139939      10/04/95  INVOICE              120.68
                 003408  003408  C1310  139989      10/11/95  INVOICE               88.48
                 003550  003550  C1315  141074      10/12/95  INVOICE             1095.38
                 003554  003554  C1315  141140      10/12/95  INVOICE              221.41

              -----------------------------------------------------------------------------
              ----------------

              2057.52            2057.52            0.00            0.00            0.00

              -----------------------------------------------------------------------------
              ----------------


              VENDOR: AD001        ADIA PERSONNEL SERVICES

                 003471  003471         382813      10/01/95  INVOICE              897.75
                                                                                    -------
              -----------------------------------------------------------------------------

              897.75             897.75               0.00               0.00
              0.00
                                                                                    -------
              -----------------------------------------------------------------------------


              VENDOR: AD003        ADIA PERSONNEL SERVICES

                 003499  003499         401458      10/08/95  INVOICE              966.63
                 003500  003500         438455      10/22/95  INVOICE              895.38
                 003503  003503         419923      10/15/95  INVOICE             1018.88

              -----------------------------------------------------------------------------
              -

              2880.89            2880.89               0.00               0.00
              0.00






              -----------------------------------------------------------------------------
              -


              VENDOR: AI003        AIRTOUCH CELLULAR - AT

                 002913  002913         AUG 95          09/01/95  INVOICE
              4260.23
                 003239  003239         SEPT 95COR  09/12/95  INVOICE
              4180.90
                                                                                      -----
              -----------------------------------------------------------------------------

              8441.13               0.00            8441.13               0.00
              0.00
                                                                                       ----
              -----------------------------------------------------------------------------


              VENDOR: AI005        AIRTOUCH CELLULAR

              002860  002860         AUG 95           09/01/95  INVOICE
              21283.71
              003240  003240         SEPT 95COR  09/12/95  INVOICE
              17163.05
              003353  003240         SEPT 95DM   10/01/95  DB MEMO
              -4410.00
                                                                                         --
              ------------------------------------------------------------------------

              34036.76            0.00        34036.76            0.00            0.00
                                                                                         --
              -------------------------------------------------------------------------


              VENDOR: AI006        AIRTOUCH CELLULAR - LA

              003521  003521         5260100895  10/08/95  INVOICE               37.63
                                                                                       ----
              -----------------------------------------------------------------------------

              37.63              37.63               0.00               0.00
              0.00
                                                                                       ----
              ----------------------------------------------------------------------


              VENDOR: AL002        ALLEN-TELECOM GROUP INC.

                 003421  003421         323358      10/01/95  INVOICE               78.44

              ----------------------------------------------------------------------------





                                                                                      78.44
              78.44               0.00               0.00               0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: AL004        ALTA GRAPHICS

                 003545  003545  C1297  9207        10/01/95  INVOICE              316.33

              -----------------------------------------------------------------------------

              316.33             316.33               0.00               0.00
              0.00

              -----------------------------------------------------------------------------


              VENDOR: AL005        ALZATI/RICK

                 003512  003512         103195      10/31/95  INVOICE             6593.00

              -----------------------------------------------------------------------------
              -

              6593.00            6593.00               0.00               0.00
              0.00

              ----------------------------------------------------------------------------


              VENDOR: AM100        AMERICA'S REGISTRY,INC.

              003337  003337         44805       10/01/95  INVOICE             1600.00
              003338  003338         45453       10/01/95  INVOICE              640.00

              -----------------------------------------------------------------------------
              -

              2240.00            2240.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------


              VENDOR: AM102        AMERICAN CELLULAR RENTAL, INC.

              003582  003582         OCT 95      10/31/95  INVOICE             1768.33

              -----------------------------------------------------------------------------

              1768.33            1768.33               0.00               0.00
              0.00






              -----------------------------------------------------------------------------
              -

              VENDOR: AM004        AMERICAN EXPRESS

                 003510  003510         PT0595      10/01/95  INVOICE             1320.00
                 003511  003511         PC0995      10/24/95  INVOICE              660.00
                                                                                    -------
              ----------------------------------------------------------------------------

              1980.00        1980.00               0.00               0.00
              0.00
                                                                                     ------
              -----------------------------------------------------------------------------
              VENDOR: AM101        AMERICAN FASTENERS CORP.

                 003547  003547  C1312  144732      10/13/95  INVOICE              117.58

              -----------------------------------------------------------------------------
              -

              117.58             117.58            0.00             0.00             0.00

              ----------------------------------------------------------------------------


              VENDOR: AP001        APPOW/RUDOLPH

                 003529  003529         W/E 102795  10/27/95  INVOICE               76.50
                                                                                      -----
              -----------------------------------------------------------------------------

              76.50              76.50            0.00               0.00
              0.00
                                                                                        ---
              -----------------------------------------------------------------------------
              -

              VENDOR: AR005        ARDIZZONE/JOE

                 003618  003618         W/E 102295  10/22/95  INVOICE               18.67
                                                                                      -----
              -----------------------------------------------------------------------------

              18.67              18.67              0.00               0.00
              0.00
                                                                                      -----
              -----------------------------------------------------------------------------
              VENDOR: AT028        AT&T

                 003443  003443         SEPT 95     10/01/95  INVOICE              226.64
                                                                                     ------
              -----------------------------------------------------------------------------






              226.64             226.64               0.00               0.00
              0.00
                                                                                     ------
              -----------------------------------------------------------------------------

              VENDOR: CE007        AT&T WIRELESS SERVICE

              002733  002733         JUL 95      09/01/95  INVOICE
              228.46
              002950  002950         AUG 95      08/01/95  INVOICE
              2789.23
              003072  002950         AUG 95DM    09/01/95  DB MEMO
              -1655.71
                 003108  002950         AUG 95DM    09/01/95  DB MEMO
              -1088.95
                 003107  003107         AUG 95      09/01/95  INVOICE
              315.45
                 003181  003181         AUG 95      09/01/95  INVOICE
              522.19
                                                                                         --
              -----------------------------------------------------------------------------
              -

              1110.67              0.00            1066.10               0.00
              44.57

                                                                                         --
              -----------------------------------------------------------------------------
              -

              VENDOR: CE010        AT&T WIRELESS SERVICES

                 003042  003042         SEPT 95     09/08/95  INVOICE
              3769.04
                 003165  003042         SEPT 95DM   09/08/95  DB MEMO
              -30.00
                 003326  003326         OCT 95      10/08/95  INVOICE             3272.09
                                                                                     ------
              --------------------------------------------------------------------

              7011.13            3272.09          3739.04             0.00
              0.00
                                                                                     ------
              --------------------------------------------------------------------

              VENDOR: CE009        AT&T WIRELESS SERVICES

                 003583  003583         SEPT 95     10/01/95  INVOICE             1514.44
                                                                                     ------
              ----------------------------------------------------------------------------

              1514.44            1514.44               0.00               0.00
              0.00





                                                                                     ------
              -----------------------------------------------------------------------------


              VENDOR: CE014        AT&T WIRELESS SERVICES

                 003477  003477         OCT 95      10/24/95  INVOICE              234.28
                                                                                    -------
              ---------------------------------------------------------------------------

              234.28             234.28               0.00               0.00
              0.00
                                                                                     ------
              ---------------------------------------------------------------------------

              VENDOR: ME003        AT&T WIRELESS SERVICES

                 003494  003494         OCT 95      10/27/95  INVOICE              200.73
                                                                                   --------
              ---------------------------------------------------------------------------

              200.73             200.73               0.00               0.00
              0.00
                                                                                 ----------
              -------------------------------------------------------------------------


              VENDOR: AT100        ATLANTAX SYSTEMS, INC.

                 003243  003243         1694COR     09/26/95  INVOICE
              3000.29
                 003622  003622         1780        10/30/95  INVOICE             2932.11
                                                                                  ---------
              ----------------------------------------------------------------------------

              5932.40            2932.11            3000.29               0.00
              0.00
                                                                                  ---------
              ----------------------------------------------------------------------------


              VENDOR: AV007        AVIS GRAND RENT-A-CAR

                 003468  003468         102495      10/24/95  INVOICE             1250.00
                                                                                   --------
              --------------------------------------------------------------------------

              1250.00            1250.00               0.00               0.00
              0.00
                                                                                   --------
              --------------------------------------------------------------------------








              VENDOR: AV001        AVIS RENT A CAR

                 003143  003143         JULY 95     09/19/95  INVOICE
              52825.33
                 003144  003144         JUNE 95     09/19/95  INVOICE
              52496.80
                 003467  003467         102495      10/24/95  INVOICE            29960.00
                 003616  003616         JUN-AUG 95  10/31/95  INVOICE                5.61
                                                                                          -
              --------------------------------------------------------------------------

              135287.74      29965.61      105322.13            0.00            0.00
                                                                                          -
              --------------------------------------------------------------------------


              VENDOR: AV016        AVIS RENT-A-CAR

                 003501  003501         102595      10/25/95  INVOICE              385.00
                 003615  003615         110695 AUG  10/31/95  INVOICE              420.00
                                                                                        ---
              -----------------------------------------------------------------------------

              805.00             805.00              0.00              0.00
              0.00
                                                                                         --
              --------------------------------------------------------------------

              VENDOR: BA001        BARCODES WEST, INC.

                 003548  003548  C1313  26431       10/26/95  INVOICE              339.80
                                                                                        ---
              -----------------------------------------------------------------------------
              -

              339.80             339.80             0.00             0.00             0.00
                                                                                        ---
              -----------------------------------------------------------------------


              VENDOR: BE001        BELL ATLANTIC NYNEX MOBILE

                 003064  003064         1852WA0995  10/01/95  INVOICE            18381.93
                 003333  003333         AUG 95      10/01/95  INVOICE
              16568.14
                 003376  003376         OCT 95      10/12/95  INVOICE
              21076.72
                                                                                     ------
              ----------------------------------------------------------------------------






              56026.79              56026.79              0.00             0.00
              0.00
                                                                                     ------
              -------------------------------------------------------------------

              VENDOR: BE002        BELL ATLANTIC MOBILE

                 003066  003066         SEPT 95     10/01/95  INVOICE             5061.04
                 003244  003244         AUG 95COR   09/01/95  INVOICE
              5229.01
                 003342  003342         OCT 95      10/04/95  INVOICE             4750.79
                                                                                   --------
              --------------------------------------------------------------------

              15040.84            9811.83          5229.01            0.00            0.00
                                                                                   --------
              -------------------------------------------------------------------


              VENDOR: BE011        BELL ATLANTIC NYNEX MOBILE

                 003065  003065         SEPT 95     10/01/95  INVOICE            10172.57
                 003334  003334         AUG 95      10/01/95  INVOICE             8907.96
                 003377  003377         OCT 95      10/12/95  INVOICE             9056.01
                                                                                    -------
              -----------------------------------------------------------------------

              28136.54           28136.54               0.00               0.00
              0.00
                                                                                    -------
              --------------------------------------------------------------------


              VENDOR: SO111        BELL SOUTH

                 003589  003589         OCT 95      10/29/95  INVOICE               16.24
                                                                                    -------
              -----------------------------------------------------------------------------

              16.24          16.24            0.00            0.00            0.00
                                                                                    -------
              --------------------------------------------------------------------------


              VENDOR: BE100        BELLSOUTH/GEORGIA CELLULAR SVC

                 002862  002862         AUG 95      09/01/95  INVOICE
              10556.05
                 003100  003100         SEPT 95     09/05/95  INVOICE
              10523.23
                                                                                      -----
              -------------------------------------------------------------------------






              21079.28               0.00        21079.28            0.00            0.00
                                                                                      -----
              -------------------------------------------------------------------------


              VENDOR: BE101        BELLSOUTH/FLORIDA CELLULAR SVC

                 003197  003197         SEPT 95     10/01/95  INVOICE            18387.26
                 003491  003491         OCT 95      10/04/95  INVOICE            25088.74
                                                                                   --------
              ----------------------------------------------------------------------

              43476.00         43476.00            0.00            0.00            0.00
                                                                                   --------
              -----------------------------------------------------------------------

              VENDOR: BI003        BIENVENUE/MIKE

                 003523  003523         W/E 102795  10/27/95  INVOICE              335.75
                                                                                      -----
              ------------------------------------------------------------------------

              335.75             335.75               0.00               0.00
              0.00
                                                                                      -----
              ------------------------------------------------------------------------


              VENDOR: BI002        BIG RED Q

                 003470  003470         33236       10/23/95  INVOICE               45.00
                 003612  003612         33236       10/23/95  INVOICE                2.93
                                                                                    -------
              -----------------------------------------------------------------------

              47.93              47.93               0.00               0.00
              0.00
                                                                                  ---------
              ----------------------------------------------------------------------

              VENDOR: BU102        BUDGET RENT A CAR

                 003324  003324         100695      10/06/95  INVOICE             1671.10
                 003588  003588         OCT 95      10/31/95  INVOICE              534.33
                                                                                    -------
              -------------------------------------------------------------------------

              2205.43            2205.43               0.00               0.00
              0.00
                                                                                    -------
              -----------------------------------------------------------------------





              VENDOR: BU001        BUFFERD/CARY

                 003600  003600         110795      10/31/95  INVOICE              520.00
                                                                                   --------
              -----------------------------------------------------------------------------

              520.00             520.00               0.00               0.00
              0.00
                                                                                  ---------
              ----------------------------------------------------------------------------


              VENDOR: BU004        BUTLER/JESSE

                 003526  003526         W/E 102795  10/27/95  INVOICE              657.00
                                                                                      -----
              -----------------------------------------------------------------------------

              657.00            657.00              0.00              0.00
              0.00
                                                                                       ----
              -----------------------------------------------------------------------------

              VENDOR: CA002        CABLE & WIRELESS, INC

                 003434  003434         OCT 95      10/16/95  INVOICE              838.61
                                                                                        ---
              -----------------------------------------------------------------------------
              -

              838.61             838.61               0.00              0.00
              0.00
                                                                                        ---
              -----------------------------------------------------------------------------

              VENDOR: CA003        CABLE & WIRELESS, INC.

                 003476  003476         OCT 95      10/18/95  INVOICE               67.06
                                                                                      -----
              ---------------------------------------------------------------------------

              67.06              67.06               0.00               0.00
              0.00

                                                                                     ------
              --------------------------------------------------------------------------

              VENDOR: CA100        CAMAJ/NICK

                 003590  003590         W/E 102895  10/28/95  INVOICE               68.55

              -----------------------------------------------------------------------------
              -






              68.55              68.55               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: CA106        CANNON/JUSTIN

                 003527  003527         W/E 102795  10/27/95  INVOICE              720.00
                                                                                         --
              -----------------------------------------------------------------------------
              -

              720.00             720.00             0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: CA104        CASTILLO/ALBERTO

                 003528  003528         W/E 102795  10/27/95  INVOICE               49.50

              -----------------------------------------------------------------------------
              -

              49.50             49.50              0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: CE001        CELLULAR ONE/RESALE OPERATIONS

                 002912  002912         AUG 95      09/01/95  INVOICE
              1045.40

              -----------------------------------------------------------------------------
              -

              1045.40               0.00            1045.40               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: CE002        CELLULAR ONE

                 003152  003152         AUG 95      09/21/95  INVOICE
              17920.74





                 003182  003152         AUG 95DM    09/21/95  DB MEMO
              -6410.00
                 003314  003314         SEPT 95     10/01/95  INVOICE            28125.44

              -----------------------------------------------------------------------------
              -

              39636.18           28125.44           11510.74             0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: CE005        CELLULAR ONE

                 003570  003570         OCT 95      10/23/95  INVOICE              685.29

              -----------------------------------------------------------------------------
              -

              685.29             685.29               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: CE008        CELLULAR ONE

                 002925  002925         AUG 95      09/01/95  INVOICE
              12731.65

              -----------------------------------------------------------------------------
              -

              12731.65               0.00           12731.65               0.00
              0.00

              -----------------------------------------------------------------------------


              VENDOR: CE100        CELLULAR TRADING CORPORATION

                 003423  003423         2149        10/01/95  INVOICE              105.00

              -----------------------------------------------------------------------------
              -

              105.00             105.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -






              VENDOR: CE102        CELLULAR TECHNICAL SERVICES

                 003256  003256         95-1009     10/01/95  INVOICE             1021.25

              -----------------------------------------------------------------------------

              1021.25            1021.25               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: CE105        CELLULAR TECHNICAL SERVICES

                 003255  003255         95-1008     10/01/95  INVOICE            42953.46

              -----------------------------------------------------------------------------
              -

              42953.46           42953.46               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: CL002        CLARK,LADNER,FORTENBAUGH &

                 003513  003513         101895      10/18/95  INVOICE             1185.00

              -----------------------------------------------------------------------------
              -

              1185.00            1185.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: DA001        DALEEN TECHNOLOGIES, INC.

              003087  003087         2114465     09/11/95  INVOICE
              1616.00
              003089  003089         2114458     09/05/95  INVOICE
              624.00
              003090  003090         2114451     09/05/95  INVOICE
              4059.50
              003202  003202         2114487     09/25/95  INVOICE
              4232.00
              003330  003330         2114503     10/02/95  INVOICE              927.00
              003331  003331         2114502     10/02/95  INVOICE             1614.00
              003432  003432         2114519     10/10/95  INVOICE             7500.00
              003492  003492         2114543     10/24/95  INVOICE             9000.00






              -----------------------------------------------------------------------------
              -

              29572.50            19041.00        10531.50              0.00
              0.00

              -----------------------------------------------------------------------------
              -

              11/21/95                                       AGED PAYABLES REPORT BY:
              VENDOR NAME

              VENDOR: AM005        DETROIT SMSA LIMITED\AMERITECH

                 003106  003106         SEPT 95     10/01/95  INVOICE            11746.13
                 003242  003242         AUG 95COR   09/01/95  INVOICE
              11145.85
                 003387  003387         OCT 95      10/09/95  INVOICE             9577.42

              -----------------------------------------------------------------------------
              -

              32469.40           21323.55           11145.85             0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: DO004        DOMINION GROUP LIMITED

                 003180  003180         083195      09/01/95  INVOICE
              8092.85

              -----------------------------------------------------------------------------
              -

              8092.85               0.00            8092.85               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: DO001        DONOVAN/RICHARD

                 003621  003621         W/E 110395  10/31/95  INVOICE               47.56

              -----------------------------------------------------------------------------
              -

              47.56              47.56               0.00               0.00
              0.00





              -----------------------------------------------------------------------------
              -


              VENDOR: ED003        EDMONDS/SHAY

                 003543  003543         W/E 102795  10/27/95  INVOICE               38.00

              -----------------------------------------------------------------------------
              -

              38.00              38.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: ED004        EDMONDS/TROY

                 003620  003620         W/E 102095  10/20/95  INVOICE                8.95

              -----------------------------------------------------------------------------
              -

              8.95               8.95               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: EL001        ELLIS/ADAM

                 003540  003540         W/E 102795  10/27/95  INVOICE              454.50

              -----------------------------------------------------------------------------
              -

              454.50             454.50             0.00             0.00             0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: ER001        ERICSSON GE MOBILE

                 000185  000185         0037337     01/01/95  INVOICE
              12925.00
                 000186  000186         0035220     01/01/95  INVOICE
              69773.00
                 000187  000187         005562      01/01/95  INVOICE
              11750.00
                 000188  000188         0059112     01/01/95  INVOICE
              95175.00





                 000189  000189         0063899     01/01/95  INVOICE
              215730.00
                 000190  000190         0090369     01/01/95  INVOICE
              19270.00
                 000192  000192         0036107     01/01/95  INVOICE
              211500.00
                 000193  000193         0104113     01/01/95  INVOICE
              7200.00
                 000256  000256         0036092     01/01/95  INVOICE
              21000.00
                 013352  000256         0036092     01/18/95  PAYMENT
              -7000.00
                 013352  000256         0036092     01/18/95  VOID CK
              7000.00
                 001286  001286  C1229  0120692     03/01/95  INVOICE
              14684.00
                 001710
                 CONACT          CREDIT MEM  04/01/95  DB MEMO
              -154107.00

              -----------------------------------------------------------------------------
              -

              524900.00               0.00               0.00               0.00
              524900.00

              -----------------------------------------------------------------------------
              -


              VENDOR: ES001        ESKRA/ROB

                 003591  003591         W/E 091795  10/01/95  INVOICE                4.05
                 003592  003592         W/E092495   10/01/95  INVOICE               43.18
                 003593  003593         W/E 101595  10/15/95  INVOICE                4.32

              -----------------------------------------------------------------------------
              -

              51.55              51.55               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -



              VENDOR: ES002        ESSEX COUNTY PROBATION DEPT

                 003525  003525         W/E 102795  10/27/95  INVOICE              174.00

              -----------------------------------------------------------------------------
              -






              174.00             174.00             0.00            0.00              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: GL001        GLASSNER/BARRY

                 003517  003517         W/E 100895  10/08/95  INVOICE               13.81

              -----------------------------------------------------------------------------
              -

              13.81              13.81              0.00             0.00              0.00

              -----------------------------------------------------------------------------
              -



              VENDOR: GT006        GTE MOBILNET

                 003112  003112         SEPT95      10/01/95  INVOICE             6668.48

              -----------------------------------------------------------------------------
              -

              6668.48            6668.48               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: HA002        HARRIS/RICHARD

                 003599  003599         082595      10/01/95  INVOICE              520.00

              -----------------------------------------------------------------------------
              -

              520.00             520.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: HA005        HARRIS/THOMAS

                 003531  003531         W/E 102795  10/27/95  INVOICE               56.00





              -----------------------------------------------------------------------------
              -

              56.00              56.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: HA001        HAYES LEASING CO., INC.

                 003572  003572         CLRR080995  10/01/95  INVOICE             1577.34

              -----------------------------------------------------------------------------
              -

              1577.34            1577.34               0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: HO002        HOLLOWAY/GREGORY

                 003522  003522         W/E 102795  10/27/95  INVOICE               72.00

              -----------------------------------------------------------------------------
              -

              72.00              72.00               0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: HO001        HOUSTON CELLULAR TELEPHONE CO.

                 002962  002962         AUG 95      09/01/95  INVOICE
              14027.80
                 003173  003173         SEPT 95     10/01/95  INVOICE            15208.53

              -----------------------------------------------------------------------------
              -

              29236.33           15208.53      14027.80               0.00
              0.00

              -----------------------------------------------------------------------------
              -







              VENDOR: JI001        JIM WILLIAMS CORPORATION

                 003363  003363  C1299  50542       10/01/95  INVOICE              978.10
                 003366  003366  C1307  50756       10/01/95  INVOICE              820.05
                 003406  003406  C1307  50770       10/01/95  INVOICE             2822.25
                 003552  003552  C1318  51088       10/26/95  INVOICE             4558.20

              -----------------------------------------------------------------------------
              -

              9178.60            9178.60            0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: KB001        KBS, INC.

                 003446  003446  C1264  17924       10/12/95  INVOICE            48000.00
                 003457  003446         C17925      10/12/95  DB MEMO           -41145.00
                 003447  003447  C1264  17926       10/12/95  INVOICE            19200.00
                 003458  003447         C17927      10/12/95  DB MEMO           -16458.00
                 003448  003448  C1264  17947       10/13/95  INVOICE            28800.00
                 003459  003448         C17948      10/13/95  DB MEMO           -24687.00
                 003449  003449  C1264  17952       10/13/95  INVOICE            48000.00
                 003460  003449         C17953      10/13/95  DB MEMO           -41145.00
                 003450  003450  C1264  17977       10/17/95  INVOICE            35143.20
                 003461  003450         C17978      10/17/95  DB MEMO           -29624.40
                 003452  003452  C1264  17983       10/18/95  INVOICE            48810.00
                 003463  003452         C17984      10/18/95  DB MEMO           -41145.00
                 003453  003453  C1264  17996       10/19/95  INVOICE            35143.20
                 003464  003453         C17997      10/19/95  DB MEMO           -29624.40
                 003454  003454  C1264  18010       10/20/95  INVOICE            44905.20
                 003465  003454         C18011      10/20/95  DB MEMO           -37853.40
                 003455  003455  C1264  18012       10/20/95  INVOICE             3904.80
                 003466  003455         C18013      10/20/95  DB MEMO            -3291.60
                 003487  003487         17979CORR   10/17/95  INVOICE            13666.80
                 003462  003487         C17980      10/17/95  DB MEMO           -11520.60
                 003544  003544  C1264  18040       10/24/95  INVOICE             3906.00
                 003561  003544         C18041      10/24/95  DB MEMO            -3291.60
                 003551  003551  C1317  18023       10/23/95  INVOICE             4140.00
                 003553  003553  C1264  18042       10/24/95  INVOICE            15138.60
                 003562  003553         C18043      10/24/95  DB MEMO           -12754.95
                 003563  003555         C18047      10/24/95  DB MEMO           -26332.80
                 003627  003555         18046       10/24/95  INVOICE            31251.00
                 003556  003556  C1264  18089       10/26/95  INVOICE            17614.80
                 003568  003556         C18089      10/26/95  DB MEMO           -14812.20
                 003557  003557  C1264  18091       10/26/95  INVOICE             3951.60
                 003567  003557         C18120      10/26/95  DB MEMO            -3291.60
                 003558  003558  C1264  18120       10/27/95  INVOICE              991.50
                 003566  003558         C18121      10/27/95  DB MEMO             -822.90





                 003559  003559  C1264  18124       10/27/95  INVOICE             1953.00
                 003565  003559         C18125      10/27/95  DB MEMO            -1645.80
                 003564  003560         C18123      10/24/95  DB MEMO           -32916.00
                 003560  003560  C1264  18122       10/27/95  INVOICE            39060.00
                 003601  003601  C1264  18143       10/31/95  INVOICE              480.00
                 003602  003602  C1321  18149       10/31/95  INVOICE            11888.50
                 003603  003603  C1264  18136       10/31/95  INVOICE             2880.00
                 003604  003604  C1264  18167       10/31/95  INVOICE             5869.80
                 003605  ONACT          C18136      10/31/95  DB MEMO            -2468.70
                 003606  ONACT          C18144      10/31/95  DB MEMO             -411.45
                 003607  ONACT          C18168      10/31/95  DB MEMO            -4937.40

              -----------------------------------------------------------------------------
              -

              84518.20           84518.20               0.00             0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: KE001        KELLY SERVICES, INC.

                 003378  003378         40541930    10/09/95  INVOICE              250.00
                 003436  003436         41541657    10/16/95  INVOICE              250.00
                 003493  003493         42555516    10/23/95  INVOICE              250.00
                 003584  003584         43542414    10/30/95  INVOICE              250.00

              -----------------------------------------------------------------------------

              1000.00            1000.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LA002        L A CELLULAR

                 002906  002906         AUG 95      10/01/95  INVOICE             5941.38
                 003172  003172         SEPT 95     10/01/95  INVOICE             4183.07

              -----------------------------------------------------------------------------
              -

              10124.45           10124.45              0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LA106        LANIER WORLWIDE,INC.






                 003052  003052         039843225   09/02/95  INVOICE
              1429.54
                 003360  003360         040297377   10/07/95  INVOICE              399.84

              -----------------------------------------------------------------------------
              -

              1829.38             399.84           1429.54              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LA102        LASTINGER/MARIA R.

                 003624  003624         110995      10/31/95  INVOICE              167.75

              -----------------------------------------------------------------------------
              -

              167.75             167.75               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LE003        LEP PROFIT INTERNATIONAL,INC.

                 003379  003379         72473354    10/11/95  INVOICE               50.00
                 003481  003481         84040062    10/20/95  INVOICE               73.03
                 003585  003585         84043256    10/24/95  INVOICE              249.75

              -----------------------------------------------------------------------------
              -

              372.78             372.78               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LE002        LEP PROFIT INTERNATIONAL, INC.

                 003177  003177         22262063    09/19/95  INVOICE
              204.96
                 003312  003312         9644821199  10/01/95  INVOICE               54.00
                 003313  003313         64948866    10/01/95  INVOICE               50.00
                 003321  003321         23618582    09/28/95  INVOICE
              704.88
                 003323  003323         23618593    10/01/95  INVOICE               95.20





                 003339  003339         66581896    10/01/95  INVOICE               54.00
                 003340  003340         66581874    10/01/95  INVOICE              342.00
                 003343  003343         23618630    10/04/95  INVOICE              249.76
                 003344  003344         23618615    10/04/95  INVOICE              368.74
                 003345  003345         23618604    10/03/95  INVOICE              995.10
                 003346  003346         22262074    10/02/95  INVOICE              923.40
                 003359  003359         23618571    10/01/95  INVOICE              238.50
                 003380  003380         66581981    10/06/95  INVOICE              929.00
                 003381  003381         66581933    10/09/95  INVOICE              908.50
                 003382  003382         84019600    10/11/95  INVOICE               50.00
                 003383  003383         22035344    10/11/95  INVOICE              593.26
                 003384  003384         66581970    10/09/95  INVOICE             1098.50
                 003416  003416         71899063    10/11/95  INVOICE               66.00
                 003417  003417         66581944    10/10/95  INVOICE              835.00
                 003418  003418         23618641    10/12/95  INVOICE              549.03
                 003424  003424         66581955    10/10/95  INVOICE              667.50
                 003425  003425         66581966    10/09/95  INVOICE              955.00
                 003426  003426         22262085    10/13/95  INVOICE              896.00
                 003437  003437         20983266    10/16/95  INVOICE             1016.25
                 003438  003438         74652642    10/18/95  INVOICE              281.12
                 003479  003479         23618652    10/17/95  INVOICE              117.00
                 003480  003480         21124073    10/18/95  INVOICE              252.76
                 003484  003484         22262122    10/23/95  INVOICE              402.80
                 003495  003495         23618685    10/25/95  INVOICE              373.28
                 003496  003496         23618696    10/25/95  INVOICE              116.00
                 003497  003497         21124736    10/20/95  INVOICE             1163.73
                 003498  003498         21124762    10/23/95  INVOICE             2130.48
                 003518  003518         23618663    10/23/95  INVOICE              401.25
                 003586  003586         23618674    10/24/95  INVOICE             1863.50
                 003587  003587         64948892    10/30/95  INVOICE               65.40
                 003625  003625         83984541    10/01/95  INVOICE               45.50

              -----------------------------------------------------------------------------
              -

              20057.40           19147.56            909.84               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: LI001        LINDA ROBINS & ASSOCIATES INC.

                 003310  003310         13420       09/21/95  INVOICE
              450.00
                 003311  003311         13559       09/28/95  INVOICE
              450.00
                 003347  003347         13707       10/05/95  INVOICE              450.00
                 003456  003456         14003       10/19/95  INVOICE              900.00
                 003502  003502         14160       10/26/95  INVOICE              450.00
                 003613  003613         14302 1095  10/31/95  INVOICE              450.00

              -----------------------------------------------------------------------------
              -






              3150.00            2250.00             900.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LO001        LONGACRE AND WHITE

                 003515  003515         100595      10/05/95  INVOICE              253.25

              -----------------------------------------------------------------------------
              -

              253.25             253.25               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: LO002        LOW,CHONG

                 003619  003619         W/E 102295  10/22/95  INVOICE                8.94

              -----------------------------------------------------------------------------
              -

              8.94               8.94               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: MA010        MACIAS/FERNANDO

                 003533  003533         W/E 102795  10/27/95  INVOICE              447.00

              -----------------------------------------------------------------------------
              -

              447.00             447.00               0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: ME100        MENGIN/BRICE

                 003356  003356         W/E 100895  10/15/95  INVOICE             1760.00
                 003483  003483         102995      10/29/95  INVOICE             1760.00





              -----------------------------------------------------------------------------
              -
                                                               3520.00            3520.00
              0.00               0.00               0.00

              -----------------------------------------------------------------------------
              -

              =============================================================================
              =

              VENDOR: ME101        MERCADO/FRANCISCO

                 003538  003538         W/E 102795  10/27/95  INVOICE              273.00

              -----------------------------------------------------------------------------
              -

              273.00             273.00               0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: ME001        METROCEL CELLULAR TEL CO

                 003105  003105         SEPT 95     10/01/95  INVOICE            18770.43

              -----------------------------------------------------------------------------
              -

              18770.43           18770.43               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: MO004        MORALES/ARTURO

                 003594  003594         W/E 101595  10/15/95  INVOICE               11.70
                 003595  003595         W/E 102295  10/22/95  INVOICE               15.00
                 003596  003596         W/E 102995  10/29/95  INVOICE               12.00
                 003617  003617         W/E 100695  10/06/95  INVOICE               43.28

              -----------------------------------------------------------------------------
              -

              81.98              81.98               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -





              VENDOR: MU002        MURRAY/JOSEPH

                 003597  003597         W/E110495   10/31/95  INVOICE              123.66

              -----------------------------------------------------------------------------
              -

              123.66             123.66               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: NY006        NYNEX MOBILE

                 003361  003361         SEPT 95     10/01/95  INVOICE              461.04

              -----------------------------------------------------------------------------
              -

              461.04             461.04               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: NY008        NYNEX MOBILE

                 003409  003409         OCT 95      10/04/95  INVOICE               92.31

              -----------------------------------------------------------------------------
              -

              92.31              92.31               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: NY007        NYNEX MOBILE

                 003478  003478         OCT 95      10/01/95  INVOICE               27.95

              -----------------------------------------------------------------------------
              -

              27.95              27.95               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -





              VENDOR: OC001        OCAMPO/VICTOR

                 003532  003532         W/E 102795  10/27/95  INVOICE              326.25

              -----------------------------------------------------------------------------
              -
              326.25             326.25               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: PA011        PACIFIC BELL

                 003385  003385         OCT 95      10/01/95  INVOICE              152.89

              -----------------------------------------------------------------------------
              -
              152.89             152.89               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: PA101        PAGENET

                 003433  003433         A201077     10/01/95  INVOICE             1037.28

              -----------------------------------------------------------------------------
              -

              1037.28            1037.28               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: RE002        REYES/DONASIANO

                 003539  003539         W/E 102795  10/27/95  INVOICE              238.00

              -----------------------------------------------------------------------------
              -

              238.00             238.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: RI001        RICHARD MACOUREK &

                 003349  003349         W/E 100795  10/09/95  INVOICE             5363.00





                 003469  003469         W/E 102195  10/23/95  INVOICE             5673.00

              -----------------------------------------------------------------------------
              -

              11036.00           11036.00               0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: SA001        SAVAGE/GARRY

                 003541  003541         W/E 102795  10/27/95  INVOICE              460.00

              -----------------------------------------------------------------------------
              -

              460.00             460.00               0.00             0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: SI002        SICKINGER/MICHAEL

                 003534  003534         W/E 102795  10/27/95  INVOICE              720.00

              -----------------------------------------------------------------------------
              -

              720.00             720.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: SM002        SMITH/CY

                 003524  003524         W/E 102795  10/27/95  INVOICE              771.00

              -----------------------------------------------------------------------------
              -

              771.00             771.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: SN002        SNET






                 003414  003414         OCT 95      10/07/95  INVOICE               20.37

              -----------------------------------------------------------------------------
              -

              20.37              20.37               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: SN003        SNET

                 003440  003440         OCT 95      10/13/95  INVOICE               70.37

              -----------------------------------------------------------------------------
              -

              70.37              70.37               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: SO114        SOUTHERN BELL

                 003441  003441         OCT 95      10/16/95  INVOICE               19.76

              -----------------------------------------------------------------------------
              -

              19.76              19.76               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: SP002        SPRINT

                 003082  003082         SEPT 95     10/01/95  INVOICE             6068.44
                 003445  003445         OCT 95      10/04/95  INVOICE             5065.70

              -----------------------------------------------------------------------------
              -

              11134.14           11134.14               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -
              VENDOR: SO001        ST.LOUIS SMSA LIMITED






                 003246  003246         AUG 95COR   09/01/95  INVOICE
              3512.76
                 003250  003250         SEPT 95     10/01/95  INVOICE             2907.91

              -----------------------------------------------------------------------------
              -
              6420.67           2907.91           3512.76              0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: ST002        STEIN/MICHELE

                 003482  003482         081895      10/01/95  INVOICE               51.35
                 003516  003516         W/E 102795  10/27/95  INVOICE               70.00

              -----------------------------------------------------------------------------
              -

              121.35             121.35               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: ST008        STOCKARD/JOHN

                 003611  003611         W/E 102995  10/29/95  INVOICE               18.00

              -----------------------------------------------------------------------------
              -

              18.00              18.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: ST007        STOKES/DONALD

                 003530  003530         W/E 102795  10/27/95  INVOICE              720.00

              -----------------------------------------------------------------------------
              -

              720.00             720.00               0.00             0.00
              0.00

              -----------------------------------------------------------------------------
              -







              VENDOR: TE004        TESSCO

                 003362  003362  C1287  213769      10/01/95  INVOICE             5383.00
                 003367  003367  C1308  217109      10/01/95  INVOICE              241.42
                 003407  003407  C1308  223297      10/01/95  INVOICE               26.22
                 003546  003546  C1311  226417      10/03/95  INVOICE              618.35

              -----------------------------------------------------------------------------
              -

              6268.99            6268.99               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: TR001        TRAN/LOI

                 003598  003598         W/E 102995  10/29/95  INVOICE               58.80
                 003609  003609         W/E 110595  10/31/95  INVOICE               29.40

              -----------------------------------------------------------------------------
              -
              88.20              88.20               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: TR002        TREJO/JESUS

                 003537  003537         W/E 102795  10/27/95  INVOICE              252.00

              -----------------------------------------------------------------------------
              -
              252.00             252.00               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: US004        U S WEST CELLULAR

                 003166  003166         SEPT 95     10/01/95  INVOICE             2666.50

              -----------------------------------------------------------------------------
              -






              2666.50            2666.50              0.00             0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: US003        U S WEST COMMUNICATIONS

                 003472  003472         OCT 95      10/16/95  INVOICE              120.09

              -----------------------------------------------------------------------------
              -

              120.09             120.09               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -

              VENDOR: US007        U S WEST CELLULAR

                 003099  003099         SEPT 95     10/01/95  INVOICE             2753.85

              --------------------------------------------------------------------

              2753.85            2753.85               0.00               0.00
              0.00

              ----------------------------------------------------------------------------


              VENDOR: US008        U S WEST CELLULAR

                 003150  003150         SEPT 95     10/01/95  INVOICE             2970.05

              -----------------------------------------------------------------------------
              -

              2970.05            2970.05              0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: US009        U S WEST CELLULAR

                 003151  003151         SEPT 95     10/01/95  INVOICE             2124.03

              -----------------------------------------------------------------------------
              -





                                                               2124.03            2124.03
              0.00               0.00               0.00

              -----------------------------------------------------------------------------

              VENDOR: UL002        ULINE

                 003365  003365  C1305  373632      10/01/95  INVOICE              486.60
                 003549  003549  C1314  405943      10/16/95  INVOICE              486.60

              -----------------------------------------------------------------------------
              -

              973.20             973.20               0.00               0.00
              0.00

              -----------------------------------------------------------------------------

              VENDOR: UN002        UNITED PARCEL SERVICE

                 003354  003354         34E522-405  10/07/95  INVOICE              147.79
                 003420  003420         34E522-415  10/14/95  INVOICE              116.01
                 003473  003473         34E522-425  10/21/95  INVOICE               64.34
                 003571  003571         34E522-435  10/28/95  INVOICE               78.78

              -----------------------------------------------------------------------------

              406.92             406.92               0.00               0.00
              0.00

              ---------------------------------------------------------------------------


              VENDOR: UN003        UNITED PARCEL SERVICE

                 003419  003419         82E811-415  10/14/95  INVOICE              204.47

              -----------------------------------------------------------------------------
              -
              204.47             204.47               0.00               0.00
              0.00

              -----------------------------------------------------------------------------
              -


              VENDOR: VI002        VIP PLASTIC CARD SERVICES

                 003569  003569  C1316  2769        10/17/95  INVOICE               97.18

              -----------------------------------------------------------------------------
              -






              97.18              97.18              0.00              0.00
              0.00

              ---------------------------------------------------------------------------

              VENDOR: VU002        VUKOVIC/NAZIM

                 003610  003610         W/E 110395  10/31/95  INVOICE                8.00

              -----------------------------------------------------------------------------
                                                                  8.00               8.00
              0.00               0.00               0.00

              -----------------------------------------------------------------------------
              VENDOR: WA004        WADDELL SR./GERALD

                 003542  003542         W/E 102795  10/27/95  INVOICE              612.00
                 003573  003573         W/E 102295  10/22/95  INVOICE               56.70
                 003574  003574         W/E 102995  10/29/95  INVOICE               37.80

              -----------------------------------------------------------------------------

              706.50             706.50              0.00             0.00             0.00

              ----------------------------------------------------------------------------

              VENDOR: WH001        WHITEKNACT/TRACEY

              003536  003536         W/E 102795  10/27/95  INVOICE               20.00

              -----------------------------------------------------------

              20.00              20.00              0.00              0.00
              0.00

              -----------------------------------------------------------------------------
              VENDOR: WH002        WHITEKNACT/KIMBERLY

                 003535  003535         W/E 102795  10/27/95  INVOICE              368.00

              -----------------------------------------------------------------------------

              368.00             368.00               0.00              0.00
              0.00

              -----------------------------------------------------------------------------

              COMPANY TOTALS:

              -----------------------------------------------------------------------------

              1325807.56          543111.32         257751.67           0.00       24944.57
              /TABLE

                    Schedule 5.3.2

                    All liabilities to the following vendors will be assumed by PTC:

                    All payments due to Ericsson GE Mobile
                    CTS payment for September 1995 processing fees
                    All payments due to the following cellular carriers:

                    AT&T Wireless Florida, formerly Cellular One Florida AT&T Wireless Seattle, formerly Cellular One Seattle LA Cellular





                    Schedule 5.3.3
                    STC Pending Carrier Credits

                    IN-CAR

                    ATLANTA AIRTOUCH
                    ATLANTA IN-CAR BELLSOUTH
                    BALTIMORE IN-CAR-BELL ATLANTIC
                    BOSTON IN-CAR NYNEX
                    CHICAGO IN-CAR CELLULAR ONE
                    CLEVELAND IN-CAR GTE MOBILE
                    DALLAS IN-CAR METROCEL CELLULAR
                    DENVER IN-CAR US WEST
                    DETROIT IN-CAR AMERITECH
                    HOUSTON IN-CAR-HOUSTON CELLULAR
                    LOS ANGELES AIRTOUCH
                    MINNEAPOLIS IN-CAR US WEST
                    NEW YORK IN-CAR NYNEX
                    PHILADELPHIA IN-CAR-BELL ATLANTIC
                    PHOENIX IN-CAR US WEST
                    PITTSBURGH IN-CAR BELL ATLANTIC
                    PORTLAND IN-CAR CELLULAR ONE
                    SAN FRANCISCO IN-CAR GTE MOBILE
                    SEATTLE IN-CAR US WEST
                    ST LOUIS IN-CAR SOUTHWESTERN BELL
                    MIAMI IN-CAR - BELLSOUTH MOBILITY

                    PORTABLE

                    LONG DISTANCE

                    AT & T LONG DISTANCE IN-CAR ACCOUNT



                    **Active account





                    Schedule 7.1.1(d)

                    Consent to entry into this agreement has been received from Creditanstalt-Bankverein and any affiliates thereof as necessary and appropriate. (Also see schedule 7.1.2(a).





                    Schedule 7.1.3

                    See also Schedule 2.1.3 re patent application.






                    Schedule 7.1.5 (a)(i)
                    Employment Agreements

                    Employment agreements between Jon F. Sorenson and PTC Cellular, Inc. and Frederick J. Pollak and PTC Cellular, Inc. These contracts will not be assumed by Shared Technologies Cellular, Inc.

                    Schedule 7.1.5 (a)(ii)
                    Consulting Agreements

                                        Name      Period     Type          Services
                                        Brice     1/1/95 -   Time &       Analysis,
                                        Mengin    12/31/95   Materials    programming and
                                                                          support services
                                        Rick,     10/1/95 -  Monthly      Analysis,
                                        Alzati    12/31/95   fee          programming and
                                                                          support services
                                        Richard   11/7/94 -  Tima &       Analysis and
                                        Macoure   1/31/95    Materials    programming
                                        k                                 related to the
                                                                          Phone Management
                                                                          System  in the
                                                                          Smart Phone
                                                                          Project


                    Deferred Compensation Agreements

                    None.

                    Covenant not to Compete

                    None.

                    Confidentiality Agreements

                    All employees of PTC Cellular had written confidentiality agreements with PTC Cellular, Inc. as of October 31, 1995, with the exception of Jon Sorenson.

                    Schedule 7.1.5.(a)(iii)

                    Health Insurance-Metropolitan Life
                    Dental Insurance-Prudential Insurance
                    Long-term Disability Insurance-Metropolitan Life Short-term Disability Insurance-Company Self-Insured





                    Life Insurance-(Company provides a $15,000 through Metropolitan Life)
                    Additional Life Insurance-(Purchased by employees from Fortis Benefits)
                    401 (k) Plan-Geller & Wind

                    Schedule 7.1.6

                    In accordance with Section 7.1.6 (d), PTC Cellular, Inc. has signed a contract addendum with Avis Rent A Car Systems, Inc. effective October 1, 1995, which modifies certain provisions of previous agreement between both parties.


                    Schedule 7.1.9

                    Peoples Telephone Company, Inc. vs. McCaw Cellular Communications of Florida, Inc.

                    PTC Cellular, Inc.  vs.  Ericsson GE Mobile
                    Communications, Inc.

                    QuickCall Corporation vs. Peoples Telephone Company,
                    Inc.

                    Cellular World informal correspondence


                    Schedule 7.2.2     Shared Technologies Cellular, Inc.

                    Litigation as described in the Buyer's June 30, 1995 Form 10-Q, dated August 11, 1995 Note 2 to the Consolidated Financial Statements, as filed with the Securities and Exchange Commission.





                    Schedule 7.2.3   Shared Technologies Cellular, Inc.


                    Engagement letter with Fechtor, Detweiler & Co. Inc.





                    Bill of Sale

                    THIS BILL OF SALE made as of the 1st day of November, 1995 by PTC Cellular, Inc., a Delaware corporation ("Seller"), in favor of Shared technologies Cellular, Inc., a Delaware corporation ("Buyer").

                    WHEREAS, Buyer, Seller and Peoples Telephone Company, Inc., a New York corporation ("PTC") have entered into an Asset Purchase Agreement dated as of November 1, 1995 (the "Agreement");

                    WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement, unless the context clearly requires otherwise;

                    WHEREAS, pursuant to the Agreement, Seller agreed to sell, transfer, assign and delegate to Buyer, and Buyer agreed to purchase and assume, all of Seller's rights, title and interest in and to the Acquired Assets, but
                    (I) subject to the Permitted Liens, and (ii) excluding the Excluded Assets.

                    NOW THEREFORE, pursuant to the Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby grants, bargains, transfers, dells, conveys, assigns, demises, releases, alienates, sets over, delegates and delivers to Buyer, its successors and assigns forever, all of Seller's right, title and interest in and to the Acquired Assets, subject to all Permitted Liens thereto and thereon, and all matters, encumbrances and exceptions set forth in the Agreement and the exhibits and schedules thereto, and excluding the Excluded Assets.

                    TO HAVE AND TO HOLD the said property unto Buyer, its successors and assigns forever.

                    IN WITNESS WHEREOF, Seller has caused these presents to be executed in its name, by its proper officer thereunto duly authorized, the day and year first above written.

                    SELLER:
                    PTC Cellular, Inc.

                    By: /s/ F.J. Pollack
                       - - - - - - - - -
                    F.J. Pollack, President





                    SECURITY AGREEMENT

                    THIS SECURITY AGREEMENT (the "Security Agreement"), dated as of November 1, 1995, is from SHARED TECHNOLOGIES CELLULAR, INC., a Delaware corporation (the "Debtor"), whose mailing address is 100 Great Meadow Road, Wethersfield, Connecticut 06109, in favor of PTC CELLULAR, INC., a Delaware corporation (the "Secured Party"), whose mailing address is 2300 N.W. 89th Place, Miami, Florida 33172.

                    PRELIMINARY RECITALS
                    A. The Debtor and the Secured Party have entered into an Asset Purchase Agreement (as hereinafter defined), pursuant to which the Secured Party has agreed to sell, and the Debtor has agreed to acquire, certain assets used in the Secured Party's business of providing cellular phone rentals to travelers and other customers primarily at locations operated by car rental companies (collectively, the ``Acquired Assets'').

                    B. A portion of the Purchase Price (as defined in the Asset Purchase Agreement) is comprised of the Debtor's Purchase Money Note, dated as of the date hereof (the ``Note''), made by the Debtor payable to the order of the Secured Party in the principal amount of $2,000,000.00.

                    C. As a condition to the obligation of the Secured Party to enter into the Asset Purchase Agreement, accept the Note and to sell the Acquired Assets as more fully set forth in the Asset Purchase Agreement, the Secured Party has required that the Debtor enter into this Security Agreement pursuant to which the Debtor will grant to the Secured Party a security interest in certain Collateral (as hereinafter defined) as security for the Obligations (as hereinafter defined).






                    AGREEMENT:

                    In consideration of the premises, the Debtor hereby agrees with the Secured Party as follows:

                    Section 1. Security Interest. In consideration of loans or advances made or to be made by the Secured Party to the Debtor, and for other value received by the Debtor, and in further consideration of other financial accommodations extended by the Secured Party to the Debtor or to other persons and guaranteed by the Debtor, the Debtor hereby grants a continuing security interest in, and assigns to the Secured Party, the Collateral to secure payment and performance of all of the Obligations of the Debtor to the Secured Party.

                    Section 2. Definitions. Definitions in the Code apply to words and phrases in this Security Agreement and, if Code definitions conflict, definitions in Article 9 (Chapter 679, Florida Statutes) of the Code shall apply. In addition to terms defined in the Code or elsewhere in this Security Agreement, the following terms have the meanings indicated below, which meanings shall be equally applicable to both the singular and the plural forms of such terms:

                    "Asset Purchase Agreement" shall mean that certain Asset Purchase Agreement, dated as of the date hereof, by and among Peoples Telephone Company, Inc., a New York corporation, the Debtor and the Secured Party, together with any and all renewals, modifications, amendments and replacements thereof or therefor.

                    ``Asset Purchase Documents'' shall mean the Asset Purchase Agreement, this Security Agreement, the Note and each of the other documents and instruments executed pursuant to the provisions of, or in conjunction with, the Asset Purchase Agreement or any of the transactions contemplated therein or herein, together with any and all renewals, modifications, amendments and replacements thereof or therefor.

                    "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida (Chapters 670 through 680, inclusive, Florida Statutes).

                    "Collateral" means and includes all of the following property of the Debtor acquired and to be acquired from the Seller pursuant to and in accordance with the provisions of the Asset Purchase Agreement, whether now owned or existing or hereafter created or acquired and wherever located, including, without limitation, any and all of the following owned by the Debtor or in





                    which the Debtor has an interest, whether now owned or existing or hereafter created or acquired and wherever located:

                    (1) All cellular telephone equipment manufactured or distributed by Ericsson GE Mobile
                    Communication, Inc. and described in Schedule
                    2.1.1 attached hereto and made a part hereof;

                    (2) All cellular telephone equipment which utilizes the ``smart phone'' technology (described in the Patent Application (described below)) providing such telephones with the capability of being polled or reprogrammed from a remote location without requiring the physical possession of the telephone;

                    (3) All computer equipment and software described in Schedule 2.1.2 attached hereto and made a part hereof;

                    (4) Without limiting the generality of the provisions of clause (5) below, all of the Debtor's present and future right title and interest and to the following patent application and any patent(s) issued or awarded pursuant thereto or in respect thereof, and the rights described and declared therein:

                    Patent Application, Application #08/390,921, entitled ``Method and Apparatus for Tracking and Transmitting Communication Information for Wireless Communication Systems,''filed on February 14, 1995 with the United States Patent and Trademark Office (the ``Patent Application'');

                    (5) All General Intangibles related to, or used in connection with, all or any portion of the items described in clauses (1), (2), (3) and (4) above, whether presently existing or hereafter arising or acquired, including, without limitation, all of the Debtor's present and future rights in connection with any software, database, data, computer programs, patents, patent applications, trademarks, trademark applications, tradenames and other intellectual property used in connection with all or any portion of the items described in clauses (1), (2), (3) and (4) above, including, without limitation, licenses, copyrights, franchises, computer programs, corporate or other business records, trade secrets, proprietary or confidential information, and technical information related in any way to all or any





                    portion of the items described in clauses (1),
                    (2), (3) and (4) above (but excluding contract rights of the Debtor under agreements with rental car agencies or other customers);

                    together with all cash and non-cash proceeds of the Collateral, including insurance proceeds and all products and profits of any of the Collateral, all increases and additions and accessions to the Collateral, or any portion of the Collateral, and all replacements and substitutions for all or any portion of the Collateral, including without limitation any proceeds of any insurance, indemnity, warranty or guaranty payable with respect to all or any portion of the Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of all or any portion of the Collateral by any person or entity acting under governmental authority or color thereof and any damages or amounts payable to the Debtor in connection with any lawsuit regarding all or any portion of the Collateral; and all ledger sheets, files, records, documents and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above.

                    "Obligations" shall include:

                    (a) the obligations and indebtedness of the Debtor evidenced by that certain Purchase Money Note made by the Debtor payable to the order of the Secured Party in the principal amount of $2,000,000.00, dated as of the date hereof, and any and all renewals, modifications, amendments and replacements thereof; together with any and all other indebtedness, obligations and liabilities of the Debtor to the Secured Party, now or hereafter existing, incurred or created under the Asset Purchase Agreement or any of the other Asset Purchase Documents, whether presently existing or hereafter created or existing;

                    (b) all costs incurred by the Secured Party to obtain, preserve and enforce this Security Agreement and the security interest created hereunder, collect the Obligations and to maintain and preserve the Collateral, including, without limitation, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses (including those for appellate proceedings), rent storage costs and expenses of sale; and

                    (c) interest on the above amounts, as agreed between the Debtor and Secured Party, or if no such agreement





                    exists as to any such amounts, at the Default Rate specified in the Note.

                    Section 3. Representations. The Debtor warrants and agrees that it is the owner of the Collateral free and clear of all liens and security interests except the security interest granted by this Security Agreement or as set forth on Exhibit B hereto (herein called "Permitted Encumbrances").

                    Section 4. No Other Security Interests. So long as any Obligation to the Secured Party is outstanding, the Debtor will not without the prior written consent of the Secured Party grant to any third party a security interest in any of the Collateral or permit any lien or encumbrance to attach to any part of the Collateral (except for taxes not yet due and payable) or suffer or permit any levy to be made on any part of the Collateral, or permit any financing statement except that of Secured Party to be on file with respect thereto except with respect to Permitted Encumbrances; provided that, upon the written request of the Debtor, the Secured Party agrees to subordinate its security interest in the Patent Application (as defined in the definition of ``Collateral'' above) and any patent(s) issued or awarded pursuant thereto or in respect thereof, and the rights described or declared therein (collectively, the ``Patent Collateral'') to a lien to be granted by the Debtor in the Patent Collateral to a creditor which provides new financing to the Debtor which does not exceed $5,000,000 in aggregate principal amount, the terms and provisions of which subordination agreement shall be reasonably acceptable to the Debtor and the Secured Party. Nothing herein, however shall be deemed or construed as an agreement of the Secured Party to subordinate its security interest in any other Collateral or subordinate it rights in any respect to the payment and performance when due of each of the Obligations. The Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest, provided, however, the Debtor may sell Inventory in the ordinary course of its business and may sell in the ordinary course of its business Equipment which the Debtor in good faith determines is either worn out or obsolete and Equipment which the Debtor replaces with Equipment of comparable value and utility, and all of which such replacements shall be subject to the security interest granted in this Security Agreement. Upon the occurrence of an Event of Default, the Secured Party shall have the right, by written notice to the Debtor, to terminate the Debtor's authority to sell, lease, otherwise transfer,





                    manufacture, process or assemble, or furnish under contracts of service, any or all of the Inventory.

                    Section 5. Representations, Warranties and Covenants Regarding the Collateral. The Debtor represents, warrants and covenants that:

                    5.1. The Collateral shall be kept at the address specified above or specified on Exhibit A attached hereto. If any of the Collateral is located on property which is not owned by the Debtor, the Debtor will, on demand of the Secured Party, obtain landlord's waivers of liens in forms satisfactory to the Secured Party as to each such location. The Debtor will not permit any of the Collateral to be moved without the prior written consent of the Secured Party, other than Collateral which may be sold as permitted under Section 4 hereof.

                    5.2. If any of the Collateral is attached to real property, the legal description for said real property is attached hereto as Exhibit A and the Debtor will, on demand of the Secured Party, furnish the Secured Party with a disclaimer or disclaimers, signed by all persons having an interest in said real estate at the time of such attachment, of any interest in the Collateral.
                    The Debtor is the record owner of the real property where the Collateral is kept or, if the Debtor is not the record owner, the name or names of the record owner or owners is shown on Exhibit A hereto.

                    5.3. The Debtor will at all times keep the Collateral insured against loss, damage, theft, and such other risks as the Secured Party may require in such amounts
                    (in any event, not less than the full insurable value thereof), with such insurance companies, under such policies, in such form and for such periods as shall be reasonably satisfactory to the Secured Party, and each such policy (other than open cargo policies) shall provide that loss thereunder and proceeds payable thereunder shall be payable to the Secured Party under a standard mortgagee endorsement, if available, or, if not available, as an additional loss payee (and the Secured Party may apply any proceeds of such insurance which may be received by the Secured Party toward prepayment of the Obligations whether due or not due, in such order as the Secured Party in its sole and absolute discretion may elect). Each such policy shall provide for thirty (30) days' written minimum cancellation notice to the Secured Party. Each such policy shall, if the Secured Party so requests, be deposited with the Secured Party, and the Secured Party may act as attorney for the Debtor in obtaining, adjusting, settling, and canceling such insurance and





                    indorsing any drafts. Such policies shall provide that no act or default of the Debtor shall affect the right of the Secured Party to recover.

                    5.4. The Debtor will at all times keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof.

                    5.5. The Debtor warrants that no financing statement covering any Collateral or any proceeds thereof is on file in any public office, other than financing statements naming the Secured Party and financing statements filed with respect to Permitted Encumbrances. The Debtor will promptly, if requested by the Secured Party, mark its records evidencing its accounts and chattel paper in a manner satisfactory to the Secured Party so as to show the same having been assigned to the Secured Party. The Debtor authorizes the Secured Party to file financing statements with respect to the Collateral signed only by the Secured Party. The Debtor will join with the Secured Party in executing financing statements, notices, affidavits or similar instruments in forms satisfactory to the Secured Party and such other documents as the Secured Party may from time to time request, and will pay the cost of filing the same in any public office deemed advisable by the Secured Party. The Debtor will do such other acts and things, all as the Secured Party may request, to maintain a valid, first perfected security interest in the Collateral (free of all other liens and claims whatsoever other than Permitted Encumbrances) to secure the payment of the Obligations secured hereby. The Secured Party is hereby appointed the Debtor's attorney-in-fact to do all acts and things which the Secured Party may deem necessary to perfect and to continue the perfection of the security interest created hereby and to protect the Collateral. The foregoing power is coupled with an interest and is irrevocable.

                    5.6. The Debtor will not use the Collateral or permit the same to be used in violation of any statute or ordinance. The Secured Party may examine and inspect the Collateral at any time, wherever located. The Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or other writing evidencing the Obligations, or any of them.

                    5.7. The chief executive office where Debtor keeps its records concerning its Collateral is at the address specified at the beginning of this Security Agreement unless a different address is specified on Exhibit A hereto. The Debtor shall give the Secured Party





                    written notice of each additional location at which Collateral will be kept, of any change in the Debtor's name or the use by it of any fictitious name, and of any change in the chief executive office of the Debtor at which records of the Debtor pertaining to Collateral are kept at least thirty (30) days prior to the location of Collateral at such address, the change of the Debtor's name or the commencement of the use by it of any fictitious name, or the change of the chief executive office of the Debtor. Notwithstanding the foregoing provisions of this Section 5.7 to the contrary, the Debtor shall keep the computer equipment and software described in Schedule 2.1.2 only at the offices of the Debtor described at the beginning of this Security Agreement and/or at such other location or locations within the State of Florida as may be approved in writing by the Secured Party and shall not move all or any portion thereof to any other location without the prior written consent of the Secured Party.

                    Section 6. Defaults and Remedies. If any one of the following "Events of Default" shall occur and shall not have been remedied:

                    (a)Any "Event of Default" under the Note, the Asset Purchase Agreement or any of the other Asset Purchase Documents (as defined in the Note); or

                    (b) Any default by the Debtor with respect to the payment of any of the Obligations; or

                    (c) Any representation or warranty made by the Debtor herein or in any certificate or report furnished by the Debtor hereunder or under the Note, the Asset Purchase Agreement or any of the other Asset Purchase Documents shall prove to have been incorrect in any material respect; or

                    (d) The Debtor shall default in the performance of any other agreement, covenant or obligation contained herein, if the default continues for a period of 10 days after notice of the default to the Debtor by the Secured Party, then the Secured Party, may in addition to any other rights and remedies which it may have, immediately and without demand exercise any and all of the rights and remedies granted to a secured party upon default under the Code; and upon request or demand of the Secured Party, the Debtor shall at its expense assemble all or any part of the Collateral and make it available to the Secured Party at a convenient place designated by the Secured Party. The Secured Party and its agents are authorized to enter into or onto any premises where the Collateral may be located for the purpose of taking possession of such Collateral. Any





                    notice of sale, disposition or other intended action by the Secured Party, sent to the Debtor at the address specified at the beginning of this Security Agreement or at such other address of the Debtor as may from time to time be shown on the Secured Party's records, at least ten (10) days prior to such action, shall constitute reasonable notice to the Debtor. Upon request of the Secured Party, the Debtor shall assemble and make the Collateral available to the Secured Party at a place reasonably convenient to the Debtor and the Secured Party. Any proceeds of any disposition of any of the Collateral may be applied by the Secured Party toward payment of such of the Obligations and in such order of application as the Secured Party may from time to time elect.

                    Section 7. Miscellaneous.

                    7.1. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Time is of the essence of this Security Agreement. The provisions of this Security Agreement are cumulative and in addition to the provisions of any liability of the Debtor under any note, any guaranty or any other writing, and the Secured Party shall have all the benefits, rights and remedies of a secured party under this Security Agreement and any other document.

                    7.2. Upon the occurrence of an Event of Default hereunder, the Secured Party may at its discretion transfer any securities or other property constituting Collateral into its own name or that of its nominee and receive the income thereon and hold the same as security for the Obligations or apply it on principal or interest due on the Obligations. Insofar as the Collateral shall consist of claims and rights to the payment of money, insurance policies, choses in action or the like, the Secured Party may, without notice to or demand on the Debtor, demand, collect, receipt for, settle, compromise, adjust, use, sue for, foreclose or realize upon Collateral as the Secured Party may determine, whether or not Obligations or Collateral are then due and for the purpose of realizing the Secured Party's rights therein, the Secured Party may receive, open and dispose of mail addressed to the Debtor and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or





                    storage or any form of Collateral on behalf of and in the name of the Debtor. The powers conferred upon the Secured Party by this Section are solely to protect the interest of the Secured Party and shall not impose any duties on the Secured Party to exercise any powers.

                    7.3. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and all Obligations of the Debtor shall bind the successors and assigns of the Debtor.

                    7.4. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Florida, except that the matters affecting title to the Collateral and the creation, perfection, priority and foreclosure of liens on and security interest in the Collateral shall be governed by and construed in accordance with the laws of the jurisdiction in which the respective Collateral is located, and except to the extent that under the provisions of the Uniform Commercial Code as adopted in the various jurisdictions the perfection and the effect of perfection and nonperfection is governed by the laws of some jurisdiction other than Florida, in which case such perfection and the effect of such perfection or nonperfection shall be governed by the Uniform Commercial Code as adopted in such other jurisdiction.

                    7.5. The Debtor shall pay on demand all expenses and expenditures of the Secured Party, including reasonable attorneys' fees and legal expenses, incurred or paid by the Secured Party in protecting, enforcing or exercising its security interest, rights or remedies created by, connected with or provided in this Security Agreement or performance pursuant to this Security Agreement.

                    7.6. Upon the Debtor's failure to discharge any such taxes, liens or security interests or other encumbrances or pay for insurance, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. The Debtor agrees to reimburse the Secured Party on demand for any payment made, or any expense incurred, by the Secured Party, pursuant to the foregoing authorization. Except as otherwise expressly provided in this Security Agreement, until default the Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance thereon.





                    7.7. If any of the provisions of this Security Agreement shall contravene or be held invalid under the laws of any jurisdiction, the Security Agreement shall be construed as if not containing such provision and the remainder of this Security Agreement shall be construed and enforced accordingly.

                    7.8.The rights of the Secured Party and the Secured Party under the Asset Purchase Agreement, the Note and each of the other Asset Purchase Documents are cumulative. Without limiting the generality of the foregoing, the Secured Party may enforce its rights hereunder in all or part of the Collateral or in any other security in the order selected by Secured Party.

                    7.9.Capitalized terms which are used herein and not defined herein shall have the meanings given such terms in the Asset Purchase Agreement.

                    7.10. THE DEBTOR HEREBY, AND THE SECURED PARTY BY ITS ACCEPTANCE OF THIS SECURITY AGREEMENT, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY ACCEPTING THIS SECURITY AGREEMENT AND THE SECURED PARTY MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE DEBTOR.

                    7.11. In addition to all other waivers, as set forth herein or in the Note, the Asset Purchase Agreement and the other Asset Purchase Documents, against the obligations and liabilities secured hereby, the Debtor expressly waives, to the fullest extent allowed by law, all claims and rights to claim any exemptions allowable under the Constitution or laws of the United States, any state or any other jurisdiction.

                    IN WITNESS WHEREOF the parties have caused this Security Agreement to be effective as of the date first above written, but have, in fact, duly executed this Security Agreement this _ _ _ _ day of November, 1995.

                    DEBTOR:
                    SHARED TECHNOLOGIES CELLULAR, INC., a Delaware corporation


                    By:
                    Title:







                    SECURED PARTY:
                    PTC CELLULAR, INC., a Delaware corporation



                    By:
                    Title:





                    EXHIBIT A
                    TO
                    SECURITY AGREEMENT

                    ADDITIONAL LOCATIONS OF COLLATERAL; LEGAL DESCRIPTION OF REAL PROPERTY TO WHICH COLLATERAL ARE ATTACHED


                    Collateral which is comprised of cellular telephone equipment may be located in vehicles operated by rental car agencies pursuant to the specific agreements assigned by Secured Party, and assumed by Debtor, pursuant to the provisions of the Asset Purchase Agreement, provided that such vehicles are operated in only those jurisdictions in which the Secured Party's first priority security interest in such collateral has been properly perfected.





                    EXHIBIT B
                    TO
                    SECURITY AGREEMENT

                    PERMITTED ENCUMBRANCES

                    NONE





                    SCHEDULES 2.1.1 THROUGH 2.1.2
                    TO
                    SECURITY AGREEMENT





                    SCHEDULE I TO FINANCING STATEMENT
                    FROM SHARED TECHNOLOGIES CELLULAR, INC. (the "Debtor") TO PTC CELLULAR, INC. (the "Secured Party")

                    The Collateral covered by this financing statement includes all of the following property of the Debtor or in which the Debtor has an interest, whether now owned or existing or hereafter created or acquired and wherever located (the ``Collateral''):

                    (1) All cellular telephone equipment manufactured or distributed by Ericsson GE Mobile
                    Communication, Inc.;

                    (2) All cellular telephone equipment which utilizes the ``smart phone'' technology (described in the Patent Application (described below)) providing such telephones with the capability of being polled or reprogrammed from a remote location without requiring the physical possession of the telephone;

                    (3) All computer equipment and software described in Schedule 2.1.2 attached hereto and made a part hereof;

                    (4) Without limiting the generality of the provisions of clause (5) below, all of the Debtor's present and future right title and interest and to the following patent application and any patent(s) issued or awarded pursuant thereto or in respect thereof, and the rights described and declared therein:

                    Patent Application, Application #08/390,921, entitled ``Method and Apparatus for Tracking and Transmitting Communication Information for Wireless Communication Systems,''filed on February 14, 1995 with the United States Patent and Trademark Office (the ``Patent Application'');

                    (5) All General Intangibles related to, or used in connection with, all or any portion of the items described in clauses (1), (2), (3) and (4) above, whether presently existing or hereafter arising or acquired, including, without limitation, all of the Debtor's present and future rights in connection with any software, database, data, computer programs, patents, patent applications, trademarks, trademark applications, tradenames and other intellectual property used in connection with all or any portion of the items described in clauses (1), (2), (3) and (4) above, including, without limitation, licenses,





                    copyrights, franchises, computer programs, corporate or other business records, trade secrets, proprietary or confidential information, and technical information related in any way to all or any portion of the items described in clauses (1), (2), (3) and (4) above (but excluding contract rights of the Debtor under agreements with rental car agencies or other customers);

                    together with all cash and non-cash proceeds of the Collateral, including insurance proceeds and all products and profits of any of the Collateral, all increases and additions and accessions to the Collateral, or any portion of the Collateral, and all replacements and substitutions for all or any portion of the Collateral, including without limitation any proceeds of any insurance, indemnity, warranty or guaranty payable with respect to all or any portion of the Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of all or any portion of the Collateral by any person or entity acting under governmental authority or color thereof and any damages or amounts payable to the Debtor in connection with any lawsuit regarding all or any portion of the Collateral; and all ledger sheets, files, records, documents and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above.

                    Definitions in the Code (as hereinafter defined) apply to words and phrases in this financing statement and, if Code definitions conflict, definitions in Article 9 (Chapter 679, Florida Statutes) of the Code shall apply. "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida (Chapters 671 through 680, inclusive, Florida Statutes).





                    SCHEDULE I TO FINANCING STATEMENT
                    FROM SHARED TECHNOLOGIES CELLULAR, INC. (the "Debtor") TO PTC CELLULAR, INC. (the "Secured Party")

                    The Collateral covered by this financing statement includes all of the following property of the Debtor or in which the Debtor has an interest, whether now owned or existing or hereafter created or acquired and wherever located (the ``Collateral''):

                    (1)All cellular telephone equipment manufactured or distributed by Ericsson GE Mobile
                    Communication, Inc.;

                    (2)All cellular telephone equipment which utilizes the ``smart phone'' technology (described in the Patent Application (described below)) providing such telephones with the capability of being polled or reprogrammed from a remote location without requiring the physical possession of the telephone;

                    (3)All computer equipment and software related to the Collateral described in this Schedule I;

                    (4)Without limiting the generality of the provisions of clause (5) below, all of the Debtor's present and future right title and interest and to the following patent application and any patent(s) issued or awarded pursuant thereto or in respect thereof, and the rights described and declared therein:

                    Patent Application, Application #08/390,921, entitled ``Method and Apparatus for Tracking and Transmitting Communication Information for Wireless Communication Systems,''filed on February 14, 1995 with the United States Patent and Trademark Office (the ``Patent Application'');

                    (5) All General Intangibles related to, or used in connection with, all or any portion of the items described in clauses (1), (2), (3) and (4) above, whether presently existing or hereafter arising or acquired, including, without limitation, all of the Debtor's present and future rights in connection with any software, database, data, computer programs, patents, patent applications, trademarks, trademark applications, tradenames and other intellectual property used in connection with all or any portion of the items described in clauses (1), (2), (3) and (4) above, including, without limitation, licenses, copyrights,





                    franchises, computer programs, corporate or other business records, trade secrets, proprietary or confidential information, and technical information related in any way to all or any portion of the items described in clauses (1),
                    (2), (3) and (4) above (but excluding contract rights of the Debtor under agreements with rental car agencies or other customers);

                    together with all cash and non-cash proceeds of the Collateral, including insurance proceeds and all products and profits of any of the Collateral, all increases and additions and accessions to the Collateral, or any portion of the Collateral, and all replacements and substitutions for all or any portion of the Collateral, including without limitation any proceeds of any insurance, indemnity, warranty or guaranty payable with respect to all or any portion of the Collateral, any awards or payments due or payable in connection with any condemnation, requisition, confiscation, seizure or forfeiture of all or any portion of the Collateral by any person or entity acting under governmental authority or color thereof and any damages or amounts payable to the Debtor in connection with any lawsuit regarding all or any portion of the Collateral; and all ledger sheets, files, records, documents and instruments (including, but not limited to, computer programs, tapes and related electronic data processing software) evidencing an interest in or relating to the above.

                    Definitions in the Code (as hereinafter defined) apply to words and phrases in this financing statement and, if Code definitions conflict, definitions in Article 9 (Chapter 679, Florida Statutes) of the Code shall apply. "Code" means the Uniform Commercial Code as in effect from time to time in the State of Florida (Chapters 671 through 680, inclusive, Florida Statutes).





                    PURCHASE MONEY NOTE

                    $2,000,000.00   Dated as of November 1, 1995

                    For value received, SHARED TECHNOLOGIES CELLULAR, INC., a Delaware corporation (the "Buyer"), promises to pay to the order of PTC CELLULAR, INC., a Delaware corporation, its successors and assigns (together with its successors and assigns, the "Seller"), at the office of the Seller at 2300 N.W. 89th Place, Miami, Florida 33172, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), in installments as hereinafter provided, in lawful money of the United States of America, and to pay interest on the unpaid principal balance hereof in like money at such office from the date hereof until the principal hereof shall have been paid in full, and at maturity (whether by acceleration or otherwise), at a fixed rate per annum equal to eight percent (8%) per annum.

                    Interest calculated as aforesaid shall be payable semiannually in arrears, commencing on May 1, 1996, and continuing semiannually on the same day of each November and May thereafter, with all accrued and unpaid interest payable at maturity (each such date being referred to herein as an "Payment Date"). Interest on this Note shall be computed on the actual number of days elapsed over a 360-day year; i.e., 1/360th of a full year's interest shall accrue for each day any portion of the loan evidenced by this Note is outstanding.

                    Principal on this Note shall be due and payable in ten
                    (10) consecutive semiannual installments on each Payment Date as follows: in nine (9) equal consecutive installments of principal in the amount of $200,000.00 each, commencing with the first Payment Date to occur after the date of this Note, and continuing semiannually on each Payment Date thereafter, together with a final installment of principal due and payable on November 1, 2000 equal to the entire unpaid principal balance of this Note.

                    The unpaid balance of this Note may be prepaid at any time and from time to time without premium or penalty. All prepayments of this Note shall be applied first to the payment of all accrued and unpaid interest then due and owing hereunder and thereafter to the payment of the installments of principal hereunder in the inverse order of maturity.

                    If the principal of this Note or any portion hereof and, to the extent permitted by law, interest hereon shall not be paid when due, whether by acceleration or





                    otherwise, the same shall, or in the event of the occurrence of an Event of Default (as hereinafter defined), the outstanding principal balance of this Note shall, at the option of the Seller, thereafter bear interest for any period during which the same shall be overdue, or during the pendency of any such Event of Default, at a rate per annum equal to the maximum rate permitted by applicable law, or, where no maximum rate is prescribed by law, at the rate of eighteen percent (18%) per annum, and payable on demand.

                    Upon the happening of any of the following events, each of which shall constitute a default hereunder (herein referred to as an "Event of Default"), all liabilities of the Buyer to the Seller, whether or not evidenced by this Note, shall thereupon or thereafter, at the option of the Seller, without notice or demand, become due and payable:

                    (a) failure of the Buyer to perform any agreement hereunder or under any other instrument or agreement evidencing, securing and/or guaranteeing the obligations and indebtedness of the Buyer to the Seller evidenced by this Note, or to pay in full, when due, any liability whatsoever or any principal installment of this Note or interest installment hereon, when the same shall become due and payable;

                    (b) failure of the Buyer to perform any agreement under that certain Asset Purchase Agreement, dated as of the date hereof (the ``Asset Purchase Agreement''), by and among Peoples Telephone Company, Inc., a New York corporation (``Peoples''), the Seller and the Buyer, or under any other instrument or agreement executed and delivered by the Buyer pursuant to or in connection with the Asset Purchase Agreement (collectively, the ``Asset Purchase Documents''), which failure continues for a period of ten (10) days following written notice thereof from the Seller to the Buyer;

                    (c) the Buyer shall:

                     (i) make an assignment for the benefit of
                    creditors, petition or apply to any court or other tribunal for the appointment of a custodian, receiver or any trustee or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there





                    shall have been filed any such petition or application, or any such proceeding shall have been commenced against the Buyer in which an order for relief is entered or which remains undismissed for a period of thirty (30) days or more; the Buyer, by any act or omission shall indicate consent to, approval of or fail to timely object to any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or any trustee or shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of thirty (30) days or more;

                    (ii) generally not pay its debts as such debts become due or admit in writing its inability to pay its debts as they mature; or

                    (iii) have concealed, removed or permitted to be concealed or removed any part of its properties or assets, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

                    (iv) be "insolvent", as such term is defined in the
                    (d) the issuing of any attachment or garnishment against any property of the Buyer pledged to secure the obligations of the Buyer to the Seller evidenced by this Note, or the filing of any lien against any property of the Buyer pledged to secure the obligations of the Buyer to the Seller evidenced by this Note, in either of which case is not cured, bonded or released within ten (10) days following notice thereof from the Seller to the Buyer or is not previously approved in writing by the Seller;

                    (e) the taking of possession of any substantial part of the property of the Buyer at the instance of any governmental authority;

                    (f) the dissolution, merger, consolidation or reorganization of the Buyer;

                    (g) any warranty, representation, certificate or statement of the Buyer (whether contained in the Asset Purchase Agreement, this Note or otherwise) is not true; and





                    (h) failure of the Buyer, after request by the Seller, to furnish financial information or to permit inspection of the Buyer's books and records in accordance with the provisions of the Asset Purchase Agreement, which failure shall continue uncured for ten (10) days after notice of such default from the Seller to the Buyer.

                    The Buyer agrees to pay all reasonable costs incurred by any holder hereof, including reasonable attorneys' fees (including those for appellate proceedings), incurred in connection with any Event of Default, or in connection with the collection or attempted collection or enforcement hereof and/or any of the other Asset Purchase Documents, or in connection with the protection of any collateral given as security for the payment hereof, whether or not legal proceedings may have been instituted.

                    All parties to this Note, including the Buyer and any sureties, endorsers or guarantors, hereby waive presentment for payment, demand, protest, notice of dishonor, notice of acceleration of maturity, and all defenses on the ground of extension of time for payment hereof, and agree to continue and remain bound for the payment of principal, interest and all other sums payable hereunder, notwithstanding any change or changes by way of release, surrender, exchange or substitution of any security for this Note or by way of any extension or extensions of time for payment of principal or interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice to or consent of any of them. The rights and remedies of the holder as provided herein shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

                    Anything herein to the contrary notwithstanding, the obligations of the Buyer under this Note shall be subject to the limitation that payments of interest to the Seller shall not be required to the extent that receipt of any such payment by the Seller would be contrary to provisions of law applicable to the Seller (if any) which limit the maximum rate of interest which may be charged or collected by the Seller; provided, however, that nothing herein shall be construed to limit the Seller to presently existing maximum rates of interest, if an increased interest rate is hereafter permitted by reason of applicable federal or state





                    legislation. In the event that the Buyer makes any payment of interest, fees or other charges, however denominated, pursuant to this Note, which payment results in the interest paid to the Seller to exceed the maximum rate of interest permitted by applicable law, any excess over such maximum shall be applied in reduction of the principal balance owed to the Seller as of the date of such payment, or if such excess exceeds the amount of principal owed to the Seller as of the date of such payment, the difference shall be paid by the Seller to the Buyer.

                    No delay or omission on the part of the Seller in exercising any right hereunder shall operate as a waiver of such right or of any right under this Note. No waiver shall be binding upon the Seller, unless in a writing signed by an authorized officer of the Seller. The rights and remedies of the Seller under this Note are cumulative and in addition to any other rights the Seller may have at law, in equity or otherwise.

                    THE BUYER HEREBY, AND THE SELLER BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SELLER MAKING THE LOAN EVIDENCED BY THIS NOTE.

                    The parties hereto hereby irrevocably submit in any suit, action or proceeding arising out of or relating to this Note or any transactions contemplated hereby to the exclusive jurisdiction of the United States District Court for the Southern District of Florida or if jurisdiction is not available therein the jurisdiction of any state court in Dade County, State of Florida, and waive any and all objections to such jurisdiction or venue that they may have under the laws of any state or country, including, without limitation, any argument that jurisdiction, situs and/or venue are inconvenient or otherwise improper. Each party further agrees that process may be served upon such party in any manner authorized under the laws of the United States or Florida, and waives any objections that such party may otherwise have to such process.

                    This Note shall be governed by and construed in accordance with the internal laws of the State of Florida, without regard to the principles of conflicts of laws thereunder.





                    IN WITNESS WHEREOF, the Buyer has caused this Note to be effective as of the date first above written, but has in fact caused this Note to be duly executed and delivered as of this_ _ _ _ _ day of November, 1995.

                    SHARED TECHNOLOGIES CELLULAR, INC., a Delaware
                    By:
                    Its:



                    STATE OF   )
                               ) ss:
                    COUNTY OF  )

                    I HEREBY CERTIFY that on this _ _ _ _ _ day of November, 1995, before me, an officer duly authorized in the State and in the County aforesaid to take
                    acknowledgments, personally appeared   _ _ _ _ _ _ _ _
                    _ _ , to me known to be the person who executed the attached promissory note, dated as of November _ _ _ _ _ _ , 1995, in the maximum principal amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), on behalf of SHARED TECHNOLOGIES CELLULAR, INC., a Delaware corporation and acknowledged before me that he executed the same.


                    Notary Public
                    Printed name:
                    Commission #:
                    Expiration:
                                                  [S E A L]






                    SHARED TECHNOLOGIES INC.

                    REGISTRATION RIGHTS AGREEMENT

                    REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of November 1, 1995 is entered into by and between Shared Technologies Cellular, Inc., a Delaware corporation (the "Company"), and Peoples Telephone Company, Inc., a New York corporation (the "Selling Stockholder"; the Selling Stockholder, together with any transferees pursuant to Section 11(a) hereof, collectively, the "Selling Stockholders").

                    RECITALS

                    1. The Company has issued to the Selling Stockholder pursuant to the terms of a certain Asset Purchase Agreement (the "Purchase Agreement") with the Company dated the date hereof one hundred thousand (100,000) shares of the Company's common stock, $0.01 par value per share ("Common Stock").

                    2. The Selling Stockholder desires that such shares be registered under the Securities Act as defined herein and appropriate state securities laws, and the Company is willing to provide for the registration of such shares upon the terms and conditions contained herein.

                    NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, with the intent to be legally bound subject to the terms and conditions set forth herein, as follows:

                    1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                    "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                    "Common Stock" shall mean the Common Stock, $0.01 par value per share, of the Company, as constituted as of the date of this Agreement.

                    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.






                    "Majority Holders" shall mean Selling Stockholders holding from time to time in the aggregate more than fifty percent (50%) of the total number of shares of Restricted Stock.

                    "Registrable Shares" shall mean (i) the shares of Common Stock issued to the Selling Stockholder pursuant to the Purchase Agreement and (ii) any other shares of Common Stock issued or issuable in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations, combinations or similar events).

                    "Registration Expenses" shall mean the expenses so described in Section 5.

                    "Restricted Stock" shall mean the Registrable Shares, excluding Registrable Shares which have been (a) registered for sale under the Securities Act, pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them, or (b) publicly sold pursuant to Rule 144 under the Securities Act.

                    "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                    "Selling Expenses" shall mean the expenses so described in Section 6.

                    2. [RESERVED]

                    3. Registration. (a) Majority Holders may at any time after November 1, 1996 on one occasion make a written request for a registration under the Securities Act and state securities laws of all or part of the Restricted Stock (a "Demand
                    Registration"). Any such request will specify the number of shares of Restricted Stock proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts (subject to the provisions of this Agreement) to effect, as soon as practicable after such request, all such registrations, qualifications and compliances under the Securities Act and state securities laws (including without limitation, filings required to effect a registration pursuant to the Securities Act if available or pursuant to any applicable exemption) of the Restricted Stock which the Company has been so requested to register by Majority Holders. If (i) the





                    Company (A) shall have made a registered offering of Common Stock for the Company's account within ninety
                    (90) days prior to the date the Majority Holders make a demand, or (B) in good faith anticipates filing a registration statement for an offering of Common Stock for the Company's account within ninety (90) days after such demand date, or (ii) the Company has received a request for a demand registration from the holders of other registration rights prior to the date of such Majority Holders' request pursuant to which the Company is effecting a registration of Common Stock, then the Demand Registration shall not be allowed and shall not count towards the Selling Stockholders' Demand Registration; provided, however, that the Selling Stockholders shall be entitled to exercise their Piggy-Back Registration Rights, as defined below, and further provided, that a Demand Registration may only be deferred pursuant to this sentence once in any twelve (12) month period. The Company shall not for any reason be obligated to effect more than one Demand Registration pursuant to this Section 3(a), it being understood that a Demand Registration shall be deemed to have occurred only if the registration statement related thereto is declared effective by the Commission and, in the case of a firm underwritten offering, at least ninety percent (90%) of the Shares entitled to be sold are in fact sold.

                    If the Selling Stockholders requesting a Demand Registration so elect, the offering of such holders' Restricted Stock pursuant to the Demand Registration shall be in the form of an underwritten offering. The Majority Holders shall select the managing underwriter in connection with such offering; provided, however, that such managing underwriter and additional investment bankers and managers must be reasonably satisfactory to the Company. If Majority Holders request a Demand Registration, then the Company shall promptly send copies of such written request by Majority Holders for Demand Registration to the other holders of the rights to registration pursuant to this
                    Section 3(a).  Such other holders shall have fifteen
                    (15) days from the date such notice is provided by the Company pursuant to Section 10(b) hereof to elect to participate in such registration by providing notice to that effect to the Company. If the proposed sale by Majority Holders is to be effected pursuant to an underwritten public offering, the right of any holder to registration pursuant to this Section 3(a) shall be conditioned upon such Selling Stockholder's participation in such underwriting and the inclusion of such Selling Stockholder's Restricted Stock in the underwriting to the extent requested, unless otherwise mutually agreed by the Company, the Majority Holders





                    and such Selling Stockholder, to the extent provided herein.

                    (b) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of such holder's Restricted Stock, the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered ("Piggy-Back Registration Rights"). The foregoing provisions notwithstanding, (i) the Company may withdraw any registration statement referred to in this Section 3(b) without thereby incurring any liability to the holders of Restricted Stock, and (ii) the inclusion of shares of Restricted Stock under such Piggy-Back Registration Rights is subject to the cut back provisions of Section 3(c) below.

                    (c) If any of the underwriters of an offering described in Section 3(b) above delivers its written opinion to the selling holders of the Restricted Stock proposed to be included in such offering that the size of the offering that the selling holders, the Company and any other persons intend to make, is such that the success of the offering would be materially and adversely affected by inclusion of all or part of the Restricted Stock requested to be included, then the amount of Restricted Stock to be offered shall be reduced to the extent necessary to reduce the total number of Restricted Stock to be included in such offering to the amount recommended by any of the underwriters, for the accounts of the Selling Stockholders, provided that any such deductions shall be made in the following priorities:

                    First, the number of shares of Common Stock requested to be registered for the account of the Selling
                    Stockholders whose rights to have their shares of Common Stock registered are subordinate to the Selling





                    Stockholders requesting Piggy-Back Registration shall be reduced as required;

                    Second, the number of shares of Common Stock requested to be registered by the holders requesting Piggy-Back Registration and any holders of Common Stock whose rights are pari passu with the registration rights of the holders requesting Piggy-Back Registration shall be reduced as required;

                    Third, the number of shares of Common Stock to be registered by the holders of registration rights having priority over the registration rights of the holders requesting Piggy-Back Registration shall be reduced as required;

                    Fourth, the number of shares of Common Stock requested to be registered for the account of any person requesting demand registration, if any, shall be reduced as required, and then

                    Last, the number of shares of Common Stock intended to be registered by the Company for its own account shall be reduced as required.

                    Within the categories set forth above for reductions of the number of shares of Common Stock to be registered, the reductions shall be pro rata in relation to the number of shares of Common Stock to be registered by the holders in such category, unless other rights exist among such persons.

                    (e) If the Company desires to issue or grant rights of registration after the date of this Agreement, it may do so without the consent of the Selling Stockholders only to the extent that such future registration rights' holders agree that such future registration rights are in all respects junior and subordinate to the registration rights of the holders of Registrable Shares granted hereunder.

                    4. Registration Procedures. If and whenever the Company is required by the provisions of Section 3 above to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                    (a)  prepare and file with the Commission a
                    registration statement with respect to such securities which complies with the Securities Act and use its best efforts to cause such registration statement to become and remain effective for the period of the





                    distribution contemplated thereby, determined as hereinafter provided;

                    (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement in compliance with the Securities Act and effective for the period specified in subsection (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                    (c) timely furnish to each seller of Restricted Stock, and to each underwriter such number of copies of the registration statement and the prospectus included therein, including each preliminary prospectus and all requirements and supplements thereto, as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                    (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                    (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;

                    (f)  immediately notify each seller of Restricted
                    Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the





                    statements therein not misleading in light of the circumstances then existing;

                    (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop-order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act,
                    (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act, except that such counsel need not express any opinion as to financial statements contained therein, and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel; and
                    (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter additionally shall cover such other financial matters, including information as to the period ending no more than five (5) business days prior to the date of such letter, with respect to such registration as such underwriters reasonably may request; and

                    (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate, documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.





                    For purposes of Sections 4(a) and 4(b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and one hundred eighty (180) days after the effective date thereof; provided, however, that if the registration shall have been effected on Form S-3 (or a successor form thereto), then the period shall extend until the Restricted Stock are eligible for resale without restriction pursuant to Rule 144(k) (or a successor rule thereto).

                    In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

                    In connection with each registration pursuant to
                    Section 3 above covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature and shall execute such powers of attorney and custodial agreements in customary form as may be required in connection therewith.

                    5. Expenses. All expenses incurred by the Company in complying with Section 3 above, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and independent public accountants for the Company, fees and expenses, including counsel fees, incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance are called "Registration Expenses."
                    All underwriting discounts and selling commissions applicable to the sale of Restricted Stock, including any fees and disbursements of any special counsel to the sellers of Restricted Stock, are called "Selling Expenses." The Company will pay all Registration
                    Expenses in connection with each registration statement relating to the Demand Registration and each





                    Piggy-Back Registration under Section 3 above. All Selling Expenses in connection with each registration statement under Section 3 above shall be borne by the participating sellers in proportion to the number of shares sold by each.

                    6. Indemnification and Contribution. (a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 3 above, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act and any employees or agents of any such persons (collectively, "Indemnified Persons"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
                    Section 3 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, whether at trial or on appeal; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Indemnified Person in writing specifically for use in such registration statement or prospectus.

                    (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to
                    Section 3 above, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, its employees and agents and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each





                    underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 3 above, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

                    (c) Promptly after receipt by a party indemnified hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 6 and shall only relieve it from any liability which it may have to such





                    indemnified party under this Section 6 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and one separate local counsel as may be reasonably necessary in connection therewith and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                    (d) In order to provide for just and equitable contribution to joint liability under the Securities
                    Act in any case in which either (i) any Indemnified Person makes a claim for indemnification pursuant to this Section 6 but it is judicially determined, by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal, that such indemnification may not be enforced in such case, the fact that this Section 6 provides for indemnification in such case notwithstanding, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 6, then and in each such case, the Company and such Indemnified Person will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject, after contribution from others, in





                    such proportion so that such Indemnified Person is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that in any such case, (A) no such Indemnified Person will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                    7. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to the holders of Restricted Stock shall continue with respect to the Common Stock as so changed.

                    8. Representations and Warranties of the Company. The Company represents and warrants to each other party to this Agreement as follows:

                    (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or by-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute, with due notice or lapse of time or both, a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company; and

                    (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.





                    9. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                    (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

                    10. Company's Right to Buy Stock. Anything herein to the contrary notwithstanding, the Company shall have the right within ninety (90) days after Majority Holders make a request for a Demand Registration, upon written notice to the Selling Stockholders given within twenty (20) days after Majority Holders make a request for a Demand Registration, in lieu of such Demand Registration, to purchase from the Selling Stockholders within such 90-day period (and the Selling Stockholders shall have the obligation to sell to the Company), all of the shares of Common Stock then owned by the Selling Stockholders at a price per share equal to the average bid price per share of the Company's Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if not then listed or admitted to trading on any such exchange, on the NASDAQ National Market System, or if not then listed or traded on any such exchange or system, on the NASDAQ Small-Cap Market, during the ten (10) trading days ending on the trading day immediately preceding the date on which the notice requesting the Demand Registration is, as applicable, delivered by hand, telecopied, placed in the mails or delivered to a





                    private courier. If at any time such quotations are not available, the purchase price for a share of Common Stock to be paid by the Company pursuant to this Section 10 shall be the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company.

                    11. Miscellaneous. (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, that registration rights conferred herein on each holder of Restricted Stock shall only inure to the benefit of a transferee of Restricted Stock if (i) there is transferred to such transferee (A) at least 20% of the aggregate total shares of Restricted Stock originally issued pursuant to the Purchase Agreement to the direct or indirect transferor of such transferee or (B) a majority of all of the shares of Restricted Stock of the direct or indirect transferor of such transferee, or (ii) such transferee is (A) an "affiliate" (as defined for purposes of the Securities
                    Act), a family trust, spouse, brother, sister, or lineal or ancestral descendant of a party hereto or
                    (B) another Selling Stockholder hereunder.

                    (b) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (i) personal delivery to the address set forth below, (ii) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or (iii) in the case of notice by Federal Express or other reputable overnight courier service, one (1) business day after delivery to such courier service, addressed to the party to be notified as follows:

                    if to the Company or the Selling Stockholders, at the address of such party set forth in the Purchase Agreement to which it is a party;

                    if to any subsequent holder of Registrable Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;





                    or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Shares or Restricted Stock) or to the holders of Registrable Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

                    (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict-of-laws principles which would require the application of the laws of another jurisdiction.

                    (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least a majority of the outstanding shares of Restricted Stock.

                    (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (f) The obligations of the Company to register shares of Restricted Stock under Section 3 above shall terminate on the fifth (5th) anniversary of the date of this Agreement with respect to the registration of shares of Restricted Stock not otherwise demanded or effected by such date.

                    (g) If requested in writing by the underwriters for any underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than ninety (90) days following the effective date of the registration statement relating to such offering.

                    (h) The provisions of Section 3(a) above to the contrary notwithstanding, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety
                    (90) days in any twelve- (12) month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.





                    (i) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                    IN WITNESS WHEREOF, the Company and the Selling Stockholder have each caused this Agreement to be executed by a duly authorized officer as of the date first written above.

                    SHARED TECHNOLOGIES CELLULAR, INC.



                    By:
                          Anthony D. Autorino
                          Chief Executive Officer


                    PEOPLES TELEPHONE COMPANY, INC.


                    By:
                    Name:
                    Title